                        1933 Act Registration No. 33-3920
                       1940 Act Registration No. 811-4615

       As filed with the Securities and Exchange Commission on May 1, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                       Pre-Effective Amendment No.
                                                   ------
                       Post-Effective Amendment No.   28
                                                    ------

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                               Amendment No.
                                             ----

                        (Check appropriate box or boxes)

                            FORTIS SERIES FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
               (Address of Principal Executive Offices, Zip Code)

                                 (651) 738-4000
              (Registrant's Telephone Number, including Area Code)

                             Scott R. Plummer, Esq.
                              500 Bielenberg Drive
                            Woodbury, Minnesota 55125
                     (Name and Address of Agent for Service)

                                    COPY TO:
                             Michael J. Radmer, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                        Minneapolis, Minnesota 55402-1498

It is proposed that this filing will become effective (check appropriate box):

  x   immediately upon filing pursuant to paragraph (b) of Rule 485
-----
      on (specify date) pursuant to paragraph (b) of Rule 485
-----
      75 days after filing pursuant to paragraph (a) of Rule 485
-----
      on (specify date) pursuant to paragraph (a) of Rule 485
-----
      60 days after filing pursuant to paragraph (a) of Rule 485
-----

                                                          [FORTIS(SM) LOGO]

Fortis Series Fund Prospectus


May 1, 2001


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any statement to the contrary is a criminal offense.

Mailing address:
P.O. Box 64284
St. Paul, Minnesota 55164-0284

Street address:
500 Bielenberg Drive
Woodbury, Minnesota 55125-1400

Telephone: (651) 738-4000
Toll free: (800) 800-2000, extension 3012

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                PAGE
The Series
  Money Market Series.......................................      1
  U.S. Government Securities Series.........................      2
  Diversified Income Series.................................      3
  Multisector Bond Series...................................      4
  High Yield Series.........................................      5
  Asset Allocation Series...................................      6
  American Leaders Series...................................      8
  Value Series..............................................      9
  Capital Opportunities Series..............................     10
  Growth & Income Series....................................     11
  S&P 500 Index Series......................................     12
  Blue Chip Stock Series....................................     13
  Blue Chip Stock Series II.................................     14
  International Stock Series................................     15
  International Stock Series II.............................     16
  Mid Cap Stock Series......................................     18
  Small Cap Value Series....................................     19
  Global Growth Series......................................     20
  Global Equity Series......................................     21
  Large Cap Growth Series...................................     22
  Investors Growth Series...................................     23
  Growth Stock Series.......................................     24
  Aggressive Growth Series..................................     25

Shareholder Information
  Separate accounts and the contracts.......................     26
  Pricing of Series shares..................................     26
  Purchase and redemption of Series shares..................     26
  Transfers among subaccounts...............................     26
  Taxation..................................................     26
  Contract owner inquiries..................................     26

Series Management
  Investment adviser........................................     27
  Sub-advisers..............................................     27

More Information on Series Objectives, Investment
  Strategies and Risks......................................     30
  Investment strategies.....................................     30
  Principal risks...........................................     30

Financial Highlights........................................     34

THE SERIES
--------------------------------------------------------------------------------

This section briefly describes the objectives, principal investment strategies and principal risks of Money Market Series, U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series (the "Series"). It also provides you with information on how the Series have performed. Because of their limited history of operations, performance information is not provided for American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series II, Global Equity Series and Investors Growth Series. For further information on a Series, please read the section entitled "More Information on Series Objectives, Investment Strategies and Risks."


Shares of the Series may be purchased only by the separate accounts of insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies. An affiliate of the investment adviser to the Series acts as the investment adviser to a number of retail mutual funds that have names and investment objectives and strategies similar to those of certain Series. The Series are not duplicates of these retail mutual funds and their performance will differ.


An investment in a Series is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

MONEY MARKET SERIES

OBJECTIVE

Money Market Series' objectives are high levels of capital stability and liquidity and, to the extent consistent with these objectives, a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Money Market Series pursues its objective by investing in high quality, short-term debt obligations, including:

    - commercial paper;

    - obligations of United States, Canadian-chartered and foreign banks having total assets in excess of one billion dollars, including certificates of deposits, letters of credit and bankers' acceptances;

    - obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

    - other corporate debt obligations; and

    - repurchase agreements in connection with the above obligations.


The Series' sub-adviser, Hartford Investment Management Company, selects securities based on yield relationships among the various types and maturities of money market securities and the sub-adviser's interest rate outlook. For example, the sub-adviser may focus on commercial paper if it offers a yield advantage over other money market instruments. In selecting commercial paper investments, the sub-adviser may purchase longer-maturity securities if interest rates are expected to fall. These purchases would be made to try to preserve the Series' income level, since longer maturity investments typically have higher yields than those with shorter maturities. Conversely, shorter maturities may be favored if interest rates are expected to rise.


Unlike a traditional money market mutual fund, the Series does not attempt to maintain its net asset value at any set price. The Series does, however, attempt to maintain a high level of capital stability by investing only in U.S. dollar-denominated securities that mature in 397 days or less, except that obligations issued by the United States Government, its agencies or instrumentalities may have maturities of up to 762 days. The Series may invest in securities with variable or floating interest rates and securities with demand features. The maturities of these securities are determined according to regulations which allow the Series to consider some of the securities to have maturities shorter than their stated maturity dates. Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less. All of the Series' investments must be in high quality securities which have been determined by the Series' sub-adviser to present minimal credit risk.


PRINCIPAL RISKS

Money Market Series' share price and yield will change daily because of changes in interest rates and other factors. The principal risks of investing in Money Market Series include:

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - INTEREST RATE RISK. Debt obligations in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Securities with longer maturities generally have more volatile prices than securities of comparable quality with shorter maturities.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.


    - FOREIGN INVESTMENT RISKS. The Series' investment in dollar denominated foreign securities involve dollar denominated risks not typically associated with U.S. investing. These include political and economic upheaval, seizure or nationalization of deposits, imposition of taxes or other restrictions on the payment of principal and interest and less stringent banking regulations.


SERIES PERFORMANCE

The bar chart and table below provide you with information on Money Market Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table illustrates the Series' performance over different time periods. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[FORTIS ANNUAL TOTAL RETURN BAR GRAPH]

                                                                          MONEY MARKET SERIES
                                                                          -------------------
1991                                                                             5.92
1992                                                                             3.36
1993                                                                             2.77
1994                                                                             3.92
1995                                                                             5.71
1996                                                                             5.17
1997                                                                             5.34
1998                                                                             5.32
1999                                                                             4.96
2000                                                                             6.23


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was 1.34%.

BEST QUARTER:              1.83%    quarter ended March 31, 1991
WORST QUARTER:             0.66%    quarter ended June 30, 1993



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                            ONE YEAR    FIVE YEARS    TEN YEARS
                            --------    ----------    ---------
Money Market Series.....     6.23%        5.40%         4.86%

U.S. GOVERNMENT SECURITIES SERIES

OBJECTIVE

The objective of the U.S. Government Securities Series is to maximize total return (from income and market value change), while providing you with a high level of current income consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES


U.S. Government Securities Series pursues its objective by investing primarily in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Series invests both in U.S. Treasury obligations and in obligations of U.S. Government agencies and instrumentalities. The Series may invest a significant portion of its assets in mortgage-backed securities.



The Series' investments in mortgage-backed securities may include U.S. Government agency-backed collateralized mortgage obligations ("CMOs"). The Series also may invest in high-grade CMOs issued by private entities--e.g., rated A or above by either Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Service ("S&P"). Some types of CMOs, such as interest-only classes ("IOs"), principal-only classes ("POs") and inverse floaters, can be highly volatile in response to changing interest rates. The Series will not invest more than 5% of its net assets in any one of these types of securities or more than 10% of its net assets collectively in IOs, POs and inverse floaters.



The Series may invest in asset-backed securities issued by private entities. Asset-backed securities are backed by a pool of assets derived from payments made on credit card, automobile and home equity loans. The Series will only invest in these privately-issued, asset-backed securities if they are rated within the three highest grades assigned by Moody's or S&P, comparably rated by another nationally recognized rating organization, or unrated and determined to be of comparable quality by the Series' sub-adviser, Hartford Investment Management Company.


The Series also may invest in zero coupon obligations of the U.S. Government and its agencies. Because these obligations do not pay interest currently, their prices can be highly volatile as interest rates rise and fall.


In addition, the Series may invest a portion of its assets in a combination of other high-grade, non-convertible debt securities and U.S. bank obligations, bonds issued or guaranteed by the Canadian government or its agencies, high-grade commercial paper (e.g., rated Prime-1 by Moody's or A-1 by S&P), and in cash or other high-quality, short-term debt securities.



The Series' portfolio may change based upon factors such as the anticipated timing and magnitude of changes in interest rates and expectations concerning the future performance of different asset categories. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Series. It is anticipated that the duration of the Series will be between three and seven years.


PRINCIPAL RISKS

U.S. Government Securities Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in U.S. Government Securities Series include:

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.


    - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Because the Series may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the Series' mortgage- and asset-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could lengthen the duration of the Series' mortgage- and asset-backed securities thereby increasing their interest rate sensitivity.


SERIES PERFORMANCE

The bar chart and table below provide you with information on U.S. Government Securities Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*

                                                                    US GOVERNMENT SECURITIES SERIES
                                                                    -------------------------------
1991                                                                             14.36
1992                                                                              6.14
1993                                                                              9.45
1994                                                                             -6.44
1995                                                                             18.78
1996                                                                              2.21
1997                                                                              9.08
1998                                                                              8.87
1999                                                                             -1.94
2000                                                                             11.81


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was 2.65%.


BEST QUARTER:                 5.86%    quarter ended June 30, 1995
WORST QUARTER:               -4.55%    quarter ended March 31, 1994


              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                     ONE YEAR    FIVE YEARS    TEN YEARS
                                     --------    ----------    ---------
U.S. Government Securities
  Series.........................    11.81%        5.88%         6.99%
Lehman Brothers Intermediate
  Government Bond Index*.........    10.47%        6.19%         7.19%


------------------------------

 * An unmanaged index of government bonds with an average maturity of three to four years.

DIVERSIFIED INCOME SERIES

OBJECTIVE

The objective of Diversified Income Series is to maximize total return from income and market value change.

PRINCIPAL INVESTMENT STRATEGIES

Diversified Income Series pursues its objective by investing primarily in a diversified portfolio of government securities and investment grade corporate bonds, including:

    - corporate fixed income securities;

    - securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

    - mortgage-backed securities; and

    - asset-backed securities.


The Series may invest up to 30% of its total assets in non-investment grade corporate bonds (sometimes referred to as "junk bonds" or "high yield" securities) and unrated corporate bonds. Up to 10% of the Series' assets may be invested in "non-performing" securities. These are securities rated lower than Caa by Moody's or CCC by S&P, that are comparably rated by another nationally recognized rating organization, or that are unrated and determined by the Series' sub-adviser, Hartford Investment Management Company, to be of comparable quality. Non-performing securities are highly speculative and may be in default or there may be elements of danger with respect to the payment of principal or interest.


The Series may invest up to 25% of its total assets in securities of foreign governments and companies.

The Series' portfolio may change based upon factors such as the anticipated timing and magnitude of changes in interest rates and expectations concerning the future performance of different asset categories. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer, and diversification in the Series. It is anticipated that the average effective duration of the Series will be between three and seven years.

PRINCIPAL RISKS

Diversified Income Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in Diversified Income Series include:

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.


    - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Because the Series may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the Series' mortgage- and asset-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could lengthen the duration of the Series' mortgage- and asset-backed securities thereby increasing their interest rate sensitivity.


    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. A significant portion of the Series' portfolio may consist of non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.


    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation. The Series may invest in emerging markets in which the risks of foreign investing are higher.


SERIES PERFORMANCE

The bar chart and table below provide you with information on Diversified Income Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*

                                                                       DIVERSIFIED INCOME SERIES
                                                                       -------------------------
1991                                                                             14.67
1992                                                                              7.08
1993                                                                             12.76
1994                                                                             -5.22
1995                                                                             17.26
1996                                                                              4.15
1997                                                                             10.44
1998                                                                              6.31
1999                                                                             -1.68
2000                                                                              7.48


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was 3.53%.


BEST QUARTER:      5.16%      quarter ended March 31, 1993
WORST QUARTER:    -3.79%      quarter ended March 31, 1994


              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                     ONE YEAR    FIVE YEARS    TEN YEARS
                                     --------    ----------    ---------
Diversified Income Series........     7.48%        5.26%        7.11%
Lehman Brothers Aggregate
  Bond Index*....................    11.63%        6.46%        7.96%


------------------------------

* An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years.

MULTISECTOR BOND SERIES


From its inception on January 3, 1995 until March 15, 2000, this Series was managed by a different sub-adviser and was named the Global Bond Series. As the Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities. Since March 15, 2000, the Series has been sub-advised by A I M Capital Management, Inc. in the manner described below.


OBJECTIVE

The objective of Multisector Bond Series is to achieve a high level of current income consistent with reasonable concern for safety of principal.

PRINCIPAL INVESTMENT STRATEGIES

Multisector Bond Series pursues its objective by investing primarily in fixed-rate corporate debt and U.S. Government obligations.

The Series may invest up to 40% of its total assets in securities of foreign governments and companies.

The Series may invest up to 35% of its total assets in non-investment grade corporate bonds (sometimes referred to as "junk bonds" or "high yield" securities) and unrated corporate bonds deemed by the Series' sub-adviser to be of comparable quality. The Series may also invest in preferred stock issues and convertible corporate debt.

The Series' sub-adviser, A I M Capital Management, Inc. ("AIM"), focuses on securities that it believes have favorable prospects for current income, consistent with its concern for safety of principal. The decision to purchase a particular security is based upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer, and diversification in the Series. AIM considers whether to sell a particular security when any one of these factors materially changes. It is anticipated that the average effective duration of the Series will be between four and eight years.

PRINCIPAL RISKS
Multisector Bond Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in Multisector Bond Series include:

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. A significant portion of the Series' portfolio may consist of non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.


    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation. The Series may invest in emerging markets in which the risks of foreign investing are higher.


SERIES PERFORMANCE


The bar chart and table below provide you with information on Multisector Bond Series' (formerly Global Bond Series) volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future. The following information includes the Series' performance when it was managed as the Global Bond Series.


                ANNUAL TOTAL RETURN as of December 31 each year*

                                                                          GLOBAL BOND SERIES
                                                                          ------------------
1995                                                                             19.14
1996                                                                              3.32
1997                                                                              0.14
1998                                                                             13.49
1999                                                                             -7.53
2000                                                                              4.27


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was 2.99%.

BEST QUARTER:              10.35%   quarter ended March 31, 1995
WORST QUARTER:             -4.87%   quarter ended March 31, 1999



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
Multisector Bond Series.....      4.27%        2.51%           5.12%
Salomon Brothers World
  Government Bond Index**...      1.59%        3.09%           5.64%
Lehman Brothers Aggregate
  Bond Index***.............     11.63%        6.46%           8.37%


------------------------------

 * Inception date was January 3, 1995.

 ** An unmanaged index of world government bonds with maturities of at least one year.


***An unmanaged index of government, corporate and mortgage-backed securities with an average maturity of approximately nine years. Going forward, the Series will be using the Lehman Brothers Aggregate Bond Index because it is better suited for the new investment objective of the Series.

HIGH YIELD SERIES

OBJECTIVE

The objective of High Yield Series is to maximize return from income and market value change.

PRINCIPAL INVESTMENT STRATEGIES

High Yield Series pursues its objective by investing primarily in a portfolio of non-investment grade fixed income securities, also referred to as "high yield" securities or "junk bonds."


The Series may invest without limitation in securities rated as low as Caa by Moody's or CCC by S&P, or comparably rated by another nationally recognized rating organization. In addition, up to 10% of the Series' assets may be invested in "non-performing" securities rated lower than Caa or CCC. Non-performing securities are highly speculative and may be in default or there may be elements of danger with respect to the payment of principal or interest. The Series may also invest in unrated securities which the Series' sub-adviser, Hartford Investment Management Company, believes are of comparable quality to those rated within the foregoing categories.



The Series may also invest in certain types of accrual bonds, including zero coupon bonds, payment-in-kind securities and deferred payment securities. The holder of an accrual bond does not receive cash interest during the accrual period. Zero coupon bonds are issued at a significant discount to par with interest and principal paid at maturity. Payment-in-kind securities pay interest in the form of additional securities. Deferred payment securities accrue interest until a predetermined date, after which they pay cash interest. The market prices for these securities are affected to a greater extent by interest rate changes and are typically more volatile than the market prices of securities that pay interest periodically and in cash. The Series may invest collectively up to 25% of its net assets in accrual bonds, except that the Fund may invest an unlimited amount of its assets in zero coupon bonds issued by the U.S. government and its agencies.


The Series may invest up to 25% of its total assets in securities of foreign governments and companies.


In considering investments for the Series, the sub-adviser will attempt to identify high-yielding securities of issuer companies whose financial condition is stable or is expected to improve in the future. The sub-adviser's analysis focuses on relative values, based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of issuer companies. It is anticipated that the average effective duration of the Series will be between three and seven years.


PRINCIPAL RISKS

High Yield Series' share price and yield will change daily because of changes in interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in High Yield Series include:
    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities of comparable quality with shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its credit agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. The Series invests primarily in non-investment grade fixed income securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.


    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation. The Series may invest in emerging markets in which the risks of foreign investing are higher.


SERIES PERFORMANCE

The bar chart and table below provide you with information on High Yield Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                           HIGH YIELD SERIES
                                                                           -----------------
1995                                                                             12.73
1996                                                                             10.52
1997                                                                              9.76
1998                                                                              0.62
1999                                                                              1.17
2000                                                                             -6.40


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was 5.56%.



BEST QUARTER:            5.64%   quarter ended June 30, 1997
WORST QUARTER:           -5.05%  quarter ended December 31, 2000



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
High Yield Series...........     -6.40%        2.94%           3.93%
Lehman Brothers High Yield
  Index**...................     -5.86%        6.62%           6.19%


------------------------------

 * Inception date was May 2, 1994.

** An unmanaged index of lower quality, high yield corporate debt securities.

ASSET ALLOCATION SERIES

OBJECTIVE

The objective of Asset Allocation Series is maximum total return to be derived primarily from capital appreciation, dividends and interest.

PRINCIPAL INVESTMENT STRATEGIES


Asset Allocation Series pursues its objective by following a flexible asset allocation strategy that contemplates shifts among a wide range of investments and markets. The Fund invests in equity and debt securities of domestic and foreign issuers and in money market instruments. Depending on prevailing economic and market conditions, the Series may at any given time be primarily comprised of equity securities, fixed-income securities, short-term money market securities or any combination of these securities. The Series' investments may include the following:



    - COMMON STOCKS. The Series will generally invest in common stocks which the Series' sub-adviser, Wellington Management Company LLP, believes have superior earnings growth potential.



    - U.S. GOVERNMENT SECURITIES. The Series may invest in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.



    - MORTGAGE- AND ASSET-BACKED SECURITIES. The Series may invest in mortgage-backed securities, including pass-through certificates issued by the Government National Mortgage Association ("GNMA") and the Federal National Mortgage Association ("FNMA") and collateralized mortgage obligations ("CMOs"). CMOs are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-backed securities. The Series may invest in asset-backed securities issued by private entities. Asset-backed securities are backed by a pool of assets derived from payments made on credit card, automobile and home equity loans.


    - ZERO COUPON OBLIGATIONS. The Series may invest in zero coupon obligations issued by the U.S. Government and its agencies and by corporate issuers. Because these obligations do not pay interest currently, their prices can be highly volatile as interest rates rise and fall.

    - MUNICIPAL OBLIGATIONS. The Series may invest up to 20% of its total assets in municipal securities during periods when these securities appear to offer more attractive returns than taxable securities.

    - CORPORATE OBLIGATIONS. The Series may invest in debt securities such as bonds, debentures and notes issued by corporations.

    - BANK OBLIGATIONS. The Series may invest in obligations of United States banks, and in U.S. dollar denominated obligations of Canadian chartered banks and United States branches or agencies of foreign banks.


    - COMMERCIAL PAPER. The Series may invest in commercial paper rated at the time of purchase Prime-2 or higher by Moody's, A-2 or higher by S&P, comparably rated by another nationally recognized rating organization, or unrated and issued by a corporation with an outstanding debt issue rated A or better by Moody's or S&P or comparably rated by another nationally recognized rating organization.



The Series may invest without limitation in fixed income securities rated within the four highest grades at the time of purchase by either Moody's or S&P, comparably rated by another nationally recognized rating organization, or unrated and determined to be of comparable quality by the Series' sub-adviser. These are commonly referred to as "investment grade" securities. In addition, the Series may invest up to 30% of its total assets in fixed income securities rated lower than investment grade (or unrated and of comparable quality), commonly known as "junk bonds." The Series will not invest in bonds rated below Caa by Moody's or CCC by S&P, comparably rated by another nationally recognized rating organization, or unrated and determined to be of comparable quality by the Series sub-adviser.


The Series may invest up to 25% of its total assets in securities of foreign governments and companies.


In managing the equity portion of the Series' portfolio, the Series' sub-adviser generally invests in stocks of companies whose earnings and growth potential, in its judgment, exceed industry averages. In addition to superior earnings growth potential, the sub-adviser seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market shares. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios. The sub-adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The series may engage in active and frequent trading to achieve its principal investment strategies.



The sub-adviser bases its decision to purchase a particular fixed-income security upon many factors, the most important of which are the characteristics of the security (interest rate, term, call provisions, etc.), the financial stability and managerial strength of the issuer of the security and diversification in the Series. The Series will attempt to maintain an average effective duration of three to seven years for the debt securities portion of its portfolio.


PRINCIPAL RISKS

Asset Allocation Series' share price and yield will change daily because of changes in stock prices, interest rates and other factors. You may lose money if you invest in the Series. The principal risks of investing in Asset Allocation Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.


    - RISKS OF GROWTH STOCKS. In investing in common stocks, the Series' sub-adviser generally invests in companies that it believes have superior earnings growth potential. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Series' sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.


    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Series.

    - INTEREST RATE RISK. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. One measure of interest rate risk is duration. Securities with longer durations generally have more volatile prices than securities with comparable quality and shorter durations.

    - INCOME RISK. Income risk is the potential for a decline in the Series' income due to falling interest rates.

    - CREDIT OR DEFAULT RISK. If a bond issuer's credit quality declines or its agency ratings are downgraded, there may be a resulting decline in the bond's price. If credit quality deteriorates to the point of possible or actual default (inability to pay interest or repay principal on a timely basis), the bond's market value could decline precipitously.

    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. A significant portion of the Series' portfolio may consist of non-investment grade debt securities, commonly referred to as "high yield" securities or "junk bonds." These securities generally have more volatile prices and carry more risk to principal than investment grade securities.

    - CALL RISK. The Series is subject to the possibility that, under certain conditions, especially during periods of falling interest rates, a bond issuer will "call"--or repay--its bonds before their maturity date. The Series may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.


    - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. Because the Series may invest significantly in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the Series' mortgage- and asset-backed securities. These prepayments pass through to the Series, which must reinvest them at a time when interest rates on new investments are falling, reducing the Series' income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could lengthen the duration of the Series' mortgage- and asset-backed securities thereby increasing their interest rate sensitivity.



    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation. The Series may invest in emerging markets in which the risks of foreign investing are higher.



    - RISKS OF ACTIVE MANAGEMENT. Because the Series may invest in a wide range of investments, the Series' sub-adviser has substantially more investment discretion than the advisers of most mutual funds. The performance of the Series will reflect in part the sub-adviser's ability to effectively allocate the Series' assets among these investments.


SERIES PERFORMANCE

The bar chart and table below provide you with information on Asset Allocation Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                        ASSET ALLOCATION SERIES
                                                                        -----------------------
1991                                                                             27.64
1992                                                                              6.95
1993                                                                              9.79
1994                                                                             -0.31
1995                                                                             21.97
1996                                                                             12.50
1997                                                                             20.24
1998                                                                             19.97
1999                                                                             19.56
2000                                                                              0.16


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -8.05%.



BEST QUARTER:          18.26%   quarter ended December 31, 1999
WORST QUARTER:         -7.30%   quarter ended September 30, 1998



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                  ONE YEAR    FIVE YEARS    TEN YEARS
                                  --------    ----------    ---------
Asset Allocation Series.......      0.16%       14.21%       13.48%
Lehman Brothers Aggregate Bond
  Index*......................     11.63%        6.46%        7.96%
S&P 500 Index**...............     -9.10%       18.30%       17.43%


------------------------------

 * An unmanaged index of government, corporate, and mortgage-backed securities with an average maturity of approximately nine years.


 ** An unmanaged index of 500 common stocks.

AMERICAN LEADERS SERIES

OBJECTIVE

The investment objective of American Leaders Series is long-term growth of capital. The secondary objective of the Series is to provide income.

PRINCIPAL INVESTMENT STRATEGIES

American Leaders Series invests primarily in equity securities of blue chip companies. The Series' holdings ordinarily will be in large capitalization companies that are in the top 25% of their industry sectors in terms of revenues and, in the opinion of the Series' sub-adviser, Federated Investment Management Company ("Federated"), are trading at a low valuation in relation to their history, to their current market value and to their expected future price. The Series' investments may include securities traded in the over-the-counter markets.

Companies with similar characteristics may be grouped together in broad categories called sectors. Federated diversifies the Series' investments, limiting the Series' risk exposure with respect to individual securities and industry sectors. In determining the amount to invest in a security, and in order to manage sector risk, Federated attempts to limit the Series' exposure to each major sector in the Standard & Poor's 500 Index, as a general matter, to not less than 50% nor more than 200% of the Index's allocation to that sector.

The Series' equity investments principally consist of common stocks, but also may include American Depositary Receipts ("ADRs"). ADRs represent interests in underlying securities issued by a foreign company, but are traded in the United States. The Series invests primarily in ADRs of companies with significant operations within the United States.

Federated performs traditional fundamental analysis to select securities that exhibit the most promising long-term value for the Series' portfolio. In selecting securities, Federated focuses on the current financial condition of the issuing company, in addition to examining each issuer's business and product strength, competitive position, and management expertise. Further, Federated considers current economic, financial market, and industry factors, which may affect the issuing company. To determine the timing of purchases and sales of portfolio securities, Federated looks at recent stock price performance and the direction of current fiscal year earnings estimates of various companies.

PRINCIPAL RISKS

American Leaders Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series' sub-adviser looks for companies whose stocks appear to be undervalued in relation to their history, to their current market value and to their expected future price. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the sub-adviser believes is its true value, or that the stock's price will go down.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - SECTOR RISK. Because the Series may allocate relatively more of its assets to one or more industry sectors than to other sectors, the Series' performance will be more susceptible to any developments which affect the sectors emphasized by the Series.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF INVESTING IN ADRS. Because the Series may invest in American Depositary Receipts issued by foreign companies, the Series' share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.

SERIES PERFORMANCE


A bar chart and performance table are not provided for the Series because it has not been in operation for a full calendar year.

VALUE SERIES

OBJECTIVE

The objective of Value Series is short and long term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Value Series invests primarily in common stocks. The Series' sub-adviser, Wellington Management Company LLP, uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The sub-adviser selects stocks based on a concept of fundamental value, seeking to identify companies whose shares appear inexpensive relative to anticipated profit and revenue growth. The primary emphasis is placed on companies expected to experience a significant acceleration in earnings over the next three to five years. The prices of these stocks typically do not fully reflect this anticipated improvement. Often such a stock is "out of favor" and priced low relative to the company's earnings, cash flow and book value. A second source of "value" stocks is provided by companies expected to sustain their historic rate of growth but which are selling at a low price to earnings ratio in relation to this anticipated growth.



Under normal market conditions, the Series invests primarily in common stocks of companies with medium ("mid cap companies") to large market capitalizations that the Series' sub-adviser believes offer superior value. The Series' sub-adviser defines mid cap companies as companies with a market cap between $3 billion and $8 billion and defines large cap companies as those with a market cap greater than $8 billion.


PRINCIPAL RISKS

Value Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Value Series include:


    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of mid and large cap companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.



    - RISKS OF VALUE STOCKS. The Series' sub-adviser looks for companies whose stocks appear inexpensive relative to anticipated profit and dividend growth. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the Series' sub-adviser believes is its true value, or that the stock's price will go down.


    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - RISKS OF MID CAP COMPANIES. Mid-sized companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of large companies.


    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Series.


SERIES PERFORMANCE

The bar chart and table below provide you with information on Value Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                             VALUE SERIES
                                                                             ------------
1997                                                                             25.24
1998                                                                              9.64
1999                                                                              8.96
2000                                                                             18.49


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -3.17%.



BEST QUARTER:    16.01%   quarter ended December 31, 1998
WORST
  QUARTER:....  -14.35%   quarter ended September 30, 1998



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                        ONE YEAR   SINCE INCEPTION*
                                        --------   ----------------
Value Series..........................   18.49%         15.72%
S&P Barra Value Index**...............    6.07%         16.27%


------------------------------

 * Inception date was May 1, 1996.


** An unmanaged capitalization-weighted index of all the stocks in the Standard
   & Poor's 500 that have low price-to-book ratios.

CAPITAL OPPORTUNITIES SERIES

OBJECTIVE

The objective of Capital Opportunities Series is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Series invests primarily in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts. The Series focuses on companies which the Series' sub-adviser, Massachusetts Financial Services Company ("MFS"), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Series' investments may include securities traded in the over-the-counter markets.


The Series may invest in foreign securities (including emerging market securities), and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Series may engage in active and frequent trading to achieve its principal investment strategies.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Series' sub-adviser and its large group of equity research analysts.


Under normal market conditions, the Series invests primarily in common stocks of companies with large market capitalizations that the Series' sub-adviser believes have superior growth potential. The Series sub-adviser defines large cap companies as companies with a market cap greater than $5 billion.


PRINCIPAL RISKS

Capital Opportunities Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:


    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or the stocks of large cap companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.



    - RISKS OF GROWTH STOCKS. The Series focuses on companies which the Series' sub-adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.


    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.

    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.


    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation.


    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.

    - RISKS OF FOREIGN CURRENCY TRANSACTIONS. If the Series uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.


    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Series.


SERIES PERFORMANCE


A bar chart and performance table are not provided for the Series because it has not been in operation for a full calendar year.

GROWTH & INCOME SERIES

OBJECTIVE

The objectives of Growth & Income Series are capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES


Growth & Income Series invests primarily in common stocks and securities convertible into common stocks with an emphasis on stocks of companies that have a history of dividend payments. The Series' sub-adviser, Wellington Management Company LLP, uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The sub-adviser may select stocks using either a "value" or a "growth" philosophy. In looking for growth stocks, the sub-adviser seeks to identify companies whose earnings and revenue growth potential exceed industry averages. Value stocks are those which the sub-adviser believes are inexpensive relative to anticipated profit and dividend growth.



The Series may engage in active and frequent trading to achieve its principal investment strategies.



Under normal market conditions, the Series invests primarily in common stocks of companies with large market capitalizations that the Series' sub-adviser believes have superior growth potential and the ability to increase dividends over time. The Series' sub-adviser defines large cap companies as companies with a market cap greater than $8 billion. The Series investments may include securities traded in the over-the-counter markets.


PRINCIPAL RISKS

Growth & Income Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Growth & Income Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.


    - INCOME RISK. Income risk is the potential that the yield from the Series' investments will decrease.


    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.


    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Series.


SERIES PERFORMANCE

The bar chart and table below provide you with information on Growth & Income Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                        GROWTH & INCOME SERIES
                                                                        ----------------------
1995                                                                             29.70
1996                                                                             21.51
1997                                                                             27.69
1998                                                                             13.21
1999                                                                             10.72
2000                                                                              5.13


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -10.12%.



BEST QUARTER:    13.46%   quarter ended December 31, 1999
WORST QUARTER:   -9.49%   quarter ended September 30, 1999



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
Growth & Income Series......      5.13%       15.38%           16.06%
S&P 500 Index**.............     -9.10%       18.30%           19.68%


------------------------------

 * Inception date was May 2, 1994.

** An unmanaged index of 500 common stocks.

S&P 500 INDEX SERIES

OBJECTIVE

The objective of S&P 500 Index Series is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index (the "Index").

PRINCIPAL INVESTMENT STRATEGIES

S&P 500 Index Series generally invests at least 95% of its total assets in the common stocks included in the Index. The Series may also use stock index futures contracts, options on such contracts and options on stock indices as a substitute for the sale or purchase of securities.

The Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones.

The Series' sub-adviser, The Dreyfus Corporation, utilizes a passive investment approach, attempting to duplicate the investment performance of the Index through statistical procedures. The Series expects to invest in all 500 stocks in the Index in proportion to their weighting in the Index. To the extent that the size of the Series does not permit it to invest in all 500 stocks in the Index, the Series will purchase a representative sample of stocks from each industry sector included in the Index in proportion to that industry's weighting in the Index.

Because the Series may not always hold all of the stocks included in the Index, and because the Series has expenses and the Index does not, the Series will not duplicate the Index's performance precisely. However, the Series' adviser and sub-adviser believe there should be a close correlation between the Series performance and that of the Index in both rising and falling markets. The Series attempts to achieve a correlation between the performance of its investments and that of the Index of at least 0.95, before deduction of expenses. A correlation of 1.00 would represent perfect correlation between Series and Index performance. If the Series fails to achieve an appropriate level of correlation over time, the Series' Board of Directors will consider alternative strategies for the Series.


"Standard & Poor's(R)," "S&P(R)," "Standard & Poor's 500" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Series. The Series is not sponsored, endorsed or sold by Standard & Poor's. Standard & Poor's makes no representation regarding the advisability of investing in the Series.


PRINCIPAL RISKS

S&P 500 Index Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of the companies in the Index may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF LARGE CAP COMPANIES. The Index is made up of large company stocks. In the long run, stocks of these companies may produce more modest gains than stocks of smaller companies.

    - FAILURE TO MATCH PERFORMANCE OF THE INDEX. The Series' ability to replicate the performance of the Index may be affected by, among other things, changes in securities markets, changes in the composition of the Index, and the timing of purchases and redemptions of Series shares.

    - RISKS OF AN INDEXING STRATEGY. The Series uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock market performance.

    - RISKS OF FUTURES AND OPTIONS. If the Series uses options and futures contracts it will be exposed to additional risks and transaction costs. There may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities.

SERIES PERFORMANCE

The bar chart and table below provide you with information on S&P 500 Index Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                         S&P 500 INDEX SERIES
                                                                         --------------------
1997                                                                             32.32
1998                                                                             28.11
1999                                                                             20.34
2000                                                                             -9.53


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -11.97%.


BEST QUARTER:     21.19%      quarter ended December 31, 1998
WORST QUARTER:    -9.99%      quarter ended September 30, 1998


              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                          ONE YEAR    SINCE INCEPTION*
                                          --------    ----------------
S&P 500 Index Series..................     -9.53%          17.34%
S&P 500 Index**.......................     -9.10%          18.04%


------------------------------

 * Inception date was May 1, 1996.

** An unmanaged index of 500 common stocks.

BLUE CHIP STOCK SERIES

OBJECTIVE

The primary objective of Blue Chip Stock Series is long-term growth of capital. Current income is a secondary objective.

PRINCIPAL INVESTMENT STRATEGIES

Blue Chip Stock Series pursues its objectives by primarily investing in common stocks of large and medium-sized blue chip growth companies, as defined by T. Rowe Price Associates, Inc. ("T. Rowe Price"), the sub-adviser to the Series. These are companies that, in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings. T. Rowe Price focuses on companies with leading market position, seasoned management, and strong financial fundamentals. Its investment approach reflects its belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies that are targeted will have good prospects for dividend growth.

While most of the Series' assets will be invested in U.S. common stocks, the Series may also purchase other types of securities, including foreign securities, preferred stocks and convertible securities, when they are considered consistent with the Series' investment objectives. The Series may also buy and sell futures contracts and options on futures contracts. This may be done to hedge the value of the Series' portfolio against potential adverse movements in securities prices, to enhance returns, or to maintain market exposure.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


PRINCIPAL RISKS


Blue Chip Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks or blue chip stocks may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.


    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the sub-adviser believes have the potential for above-average earnings growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.


    - RISKS OF LARGE- AND MEDIUM-SIZED BLUE CHIP COMPANIES. In the long run, large blue chip company stocks may produce more modest gains than stocks of smaller companies. Medium-sized blue chip companies may have greater volatility than larger blue chip companies.


    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation.



    - RISKS OF FUTURES. If the Series uses futures contracts or options on futures contracts it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.


SERIES PERFORMANCE

The bar chart and table below provide you with information on Blue Chip Stock Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                        BLUE CHIP STOCK SERIES
                                                                        ----------------------
1997                                                                             27.00
1998                                                                             28.07
1999                                                                             19.88
2000                                                                             -2.47


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -17.00%.


BEST QUARTER:    24.38%  quarter ended December 31, 1998
WORST QUARTER:  -11.94%  quarter ended September 30, 1998


              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                          ONE YEAR    SINCE INCEPTION*
                                          --------    ----------------
Blue Chip Stock Series................     -2.47%          18.53%
S&P 500 Index**.......................     -9.10%          18.04%


------------------------------

 * Inception date was May 1, 1996.

** An unmanaged index of 500 common stocks.

BLUE CHIP STOCK SERIES II

OBJECTIVE

The primary objective of Blue Chip Stock Series II is long-term growth of capital with a secondary objective of current income.

PRINCIPAL INVESTMENT STRATEGIES

Blue Chip Stock Series II pursues its objectives by primarily investing in common stocks of blue chip companies, as defined by A I M Capital Management, Inc. ("AIM"), the sub-adviser to the Series. These are companies that AIM believes have the potential for above-average growth in earnings and that are well-established in their respective industries. AIM considers whether to sell a particular security when they believe the security no longer has the potential for above-average growth.

When AIM believes securities other than common stocks offer the opportunity for long-term growth of capital and current income, the Series may invest in U.S. government securities, convertible securities and high-quality debt securities. The Series may also invest up to 25% of its total assets in foreign securities.

PRINCIPAL RISKS

Blue Chip Stock Series II's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks or blue chip stocks may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.


    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the sub-adviser believes have the potential for above-average earnings growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.


    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.


    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation.


SERIES PERFORMANCE


A bar chart and performance table are not provided for the Series because it has not been in operation for a full calendar year.

INTERNATIONAL STOCK SERIES

OBJECTIVE

The objective of International Stock Series is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


International Stock Series invests primarily in equity securities, principally common stocks, of relatively large non-U.S. companies with market capitalizations in the range of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE(R)) Index that the Series' sub-adviser, Lazard Asset Management ("Lazard"), believes are undervalued based on their earnings, cash flow or asset values.


Lazard attempts to identify undervalued securities through traditional measures of value, including low price to earnings ratios, high yield, unrecognized assets, potential for management change and the potential to improve profitability. Lazard's global investment specialists apply both quantitative and qualitative analysis to securities selection, and focus on individual stock selection rather than on general stock market trends.


In choosing stocks for the Series, Lazard looks for established companies in economically developed countries. The percentage of the Series' assets invested in particular geographic sectors may shift from time to time based on Lazard's judgment.


The Series may engage in forward currency exchange contracts to hedge its portfolio against unfavorable currency movements and to enhance returns.


PRINCIPAL RISKS


International Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in International Stock Series include:

    - RISKS OF EQUITY SECURITIES. Prices of equity securities in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series' sub-adviser looks for companies worldwide that it believes are undervalued based on their earnings, cash flow or asset value. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the sub-adviser believes is its true value, or that the stock's price will go down.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.


    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation.


    - RISKS OF FOREIGN CURRENCY TRANSACTIONS. If the Series uses foreign currency hedging transactions it will be exposed to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the currencies being hedged.

SERIES PERFORMANCE

The bar chart and table below provide you with information on International Stock Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                      INTERNATIONAL STOCK SERIES
                                                                      --------------------------
1995                                                                             14.35
1996                                                                             14.02
1997                                                                             11.99
1998                                                                             16.47
1999                                                                             23.99
2000                                                                             -9.79


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -13.06%.


BEST QUARTER:    18.26%  quarter ended December 31, 1998
WORST QUARTER:  -16.92%  quarter ended September 30, 1998


              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
International Stock
  Series....................      -9.79%      10.70%           11.32%
MSCI EAFE Index**...........     -13.96%       7.42%            8.10%


------------------------------

 * Inception date was January 3, 1995.

** An unmanaged index of stocks of Europe, Australia and the Far East.

INTERNATIONAL STOCK SERIES II


From its inception on January 3, 1995 through August 31, 2000, this Series was managed by a different sub-adviser and was named the Global Asset Allocation Series. As the Global Asset Allocation Series, the Series invested in equity and fixed-income securities of issuers located throughout the world, including the United States. Since September 1, 2000, the Series has been sub-advised by T. Rowe Price International, Inc. in the manner described below.


OBJECTIVE

The objective of International Stock Series II is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


International Stock Series II pursues its objective by investing primarily in common stocks of well-established, non-U.S. companies and diversifies broadly among developed and emerging countries throughout the world. Stock selection reflects a growth style. The Series may purchase the stocks of companies of any size, but the focus will typically be on large and, to a lesser extent, medium-sized companies. The Series' sub-adviser, T. Rowe Price International, Inc. ("Price International"), employs in-depth fundamental research in an effort to identify companies capable of achieving and sustaining above-average, long-term earnings growth. Price International seeks to purchase such stocks at reasonable prices in relation to present or anticipated earnings, cash flow, or book value, and valuation factors often influence the allocation among large-, mid-, or small-cap stocks. While Price International invests with an awareness of the global economic backdrop and its outlook for industry sectors and individual countries, "bottom-up" stock selection is the focus of its decision making. In selecting stocks, companies with one or more of the following characteristics are favored: companies with leading market positions, attractive business niches, a strong franchise or monopoly, technological leadership or proprietary advantages, seasoned management, earnings growth and cash flow sufficient to support growing dividends, and healthy balance sheets with relatively low debt. Country allocation is driven largely by stock selection, though Price International may limit investments in markets that appear to have poor overall prospects.


The Series may also invest its assets in other securities, including preferred stocks, warrants, convertibles and/or debt securities when they are considered consistent with the Series' investment objective. The Series may also purchase futures and options, as well as foreign currency and foreign currency forward contracts. This may be done to hedge the value of the Series' portfolio against potential adverse movements in securities prices or currencies, to enhance returns, or to maintain market exposure.

The Series may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

PRINCIPAL RISKS

International Stock Series II's share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:


    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.



    - RISKS OF GROWTH STOCKS. The Series invests in stocks of both established and emerging growth companies. If the Series' sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Series' sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.


    - RISKS OF FOREIGN INVESTING. The Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds that invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. The overall impact on the Series' holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation. Also, risks result from the varying stages of economic and political development, the differing regulatory environments, trading days, accounting standards and higher transaction costs of non-U.S. markets.

    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets. These economies may rely heavily on particular industries and be more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures.


    - RISKS OF FUTURES, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS. If the Series uses options, futures contracts or foreign currency hedging transactions, it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. If the sub-adviser's judgment proves incorrect, the Series' performance could be worse than if the Series had not used these instruments. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities or currencies being hedged. Exchange rate movements are unpredictable and it is not possible to effectively hedge the currency risks of many developing countries.

SERIES PERFORMANCE


The bar chart and table below provide you with information on International Stock Series II's (formerly Global Asset Allocation Series) volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future. The following information includes the Series' performance when it was managed by the previous sub-adviser as the Global Asset Allocation Series.


                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                    GLOBAL ASSET ALLOCATION SERIES
                                                                    ------------------------------
1995                                                                             17.47
1996                                                                             12.72
1997                                                                             13.51
1998                                                                             17.27
1999                                                                             -0.87
2000                                                                             -8.17


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -14.60%.



BEST QUARTER:      12.15%      quarter ended December 31, 1998
WORST QUARTER:     -5.55%      quarter ended September 30, 2000



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
International Stock Series
  II........................     -8.17%        6.20%            8.01%
Salomon Brothers World
  Government Bond Index+....      1.59%        3.09%            5.59%
MSCI World Index++..........    -12.92%       12.52%           13.94%
MSCI EAFE Index+++..........    -13.96%        7.42%            8.10%


------------------------------


 * Inception date was January 3, 1995. Price International began sub-advising the Series on September 1, 2000.



 + An unmanaged index of world government bonds with maturities of at least one year.



 ++ An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.



+++An unmanaged index of the stocks of Europe, Australia and the Far East. Going forward, the Series will be using the MSCI EAFE Index because it is better suited for the new investment objective of the Series.

MID CAP STOCK SERIES

OBJECTIVE

The objective of Mid Cap Stock Series is total investment returns, including capital appreciation and income, that consistently outperform the Standard & Poor's 400 MidCap Index ("S&P MidCap").

PRINCIPAL INVESTMENT STRATEGIES


The Mid Cap Stock Series invests primarily in common stocks of medium capitalization companies ("mid cap companies") that have market values between $200 million and $10 billion.


The Series sub-adviser, The Dreyfus Corporation ("Dreyfus"), selects common stocks so that, in the aggregate, the investment characteristics and risk profile of the Series are similar to those of the S&P MidCap. However, the Series seeks to invest in stocks that, in the aggregate, will provide a higher return than the S&P MidCap. The Series is not an index series and its investments are not limited to securities of issuers included in the S&P MidCap.

Dreyfus utilizes computer techniques to track and, if possible, outperform the S&P MidCap. Dreyfus employs valuation models designed to identify common stocks of companies that are believed to have superior return potential in order to construct a portfolio that resembles the S&P MidCap but is weighted toward the stocks that Dreyfus believes are most attractive.

The Series may buy and sell futures and options contracts. This will be done primarily to hedge the value of the Series' portfolio against potential adverse movements in securities prices, but may also be done to enhance returns.

PRINCIPAL RISKS

Mid Cap Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Mid Cap Stock Series include:


    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of mid cap companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.



    - RISKS OF MID CAP COMPANIES. Mid cap companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.


    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF FUTURES AND OPTIONS. If the Series uses options and futures contracts it will be exposed to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.

SERIES PERFORMANCE


The bar chart and table below provide you with information on Mid Cap Stock Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.


                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                         GLOBAL GROWTH SERIES
                                                                         --------------------
1999                                                                             10.97
2000                                                                              8.71


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -12.05%.



BEST
  QUARTER:....   14.76%  quarter ended December 31, 1999
WORST
  QUARTER:....   -7.13%  quarter ended September 30, 1999



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                       ONE YEAR    SINCE INCEPTION*
                                       --------    ----------------
Mid Cap Stock Series...............      8.71%           6.11%
S&P 400 Mid Cap Index**............     17.51%          14.04%


------------------------------

 * Inception date was May 1, 1998.

** An unmanaged index of common stocks that measures the performance of the mid-range sector of the U.S. stock market.

SMALL CAP VALUE SERIES

OBJECTIVE

The objective of Small Cap Value Series is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Small Cap Value Series primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued. The Series' securities selection focuses on companies that are out of favor with markets or have not yet been discovered by the broader investment community.

The Series is sub-advised by Berger LLC, which has contracted with Perkins, Wolf, McDonnell & Company (the "Manager") to provide day-to-day investment management for the Series. In selecting securities for the Series, the Manager generally looks for companies with:

    - a low price relative to their assets, earnings, cash flow or business franchise;

    - products and services that give them a competitive advantage; and

    - quality balance sheets and strong management.

The Manager's philosophy is to weigh a security's downside risk before considering its upside potential, which may help provide an element of capital preservation.


The Manager will generally sell a security when it no longer meets the Manager's investment criteria or when it has met the Manager's expectations for appreciation.



Under normal circumstances, the Series invests at least 65% of its assets in common stocks of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index ($5.73 billion as of March 31, 2001). This average is updated monthly. The Series' median market capitalization was $700 million as of March 31, 2001. The Series' investments may include securities traded in the over-the-counter markets.


PRINCIPAL RISKS

Small Cap Value Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Small Cap Value Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of small capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF VALUE STOCKS. The Series' manager looks for companies whose stock prices appear to be undervalued. These stocks can remain undervalued for years. There is a risk that a stock's price will never reach what the manager believes is its true value, or that the stock's price will go down.


    - RISKS OF SMALL CAP COMPANIES. The securities of small capitalization companies involve greater risk than is customarily associated with investments in larger companies. Small capitalization companies often have limited product lines, markets or financial resources and may be dependent on a small, inexperienced management group. The securities of small capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Series' investments are often focused in a small number of business sectors, which increases the risk should adverse economic developments occur in one of those sectors. In addition, the Series may invest in certain securities with unique risks, such as special situations. Special situations are companies about to undergo a structural, financial or management change which may significantly affect the value of their securities.


SERIES PERFORMANCE


The bar chart and table below provide you with information on Small Cap Value Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.


                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                         GLOBAL GROWTH SERIES
                                                                         --------------------
1999                                                                             15.34
2000                                                                             27.00


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was 2.03%.



BEST QUARTER:    24.20%  quarter ended June 30, 1999
WORST QUARTER:   -6.36%  quarter ended March 31, 1999



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                          ONE YEAR    SINCE INCEPTION*
                                          --------    ----------------
Small Cap Value Series................     27.00%          12.96%
Russell 2000 Index**..................     -2.91%           1.43%


------------------------------

 * Inception date was May 1, 1998.

** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

GLOBAL GROWTH SERIES

OBJECTIVE

The objective of Global Growth Series is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


Global Growth Series pursues its objective by investing primarily (at least 65% of total assets) in common stocks of issuers located in various developed countries and regions of the world, including the United States, Canada, the United Kingdom, other Western European nations, Japan and Australia. The Series focuses primarily on established growth companies with one or more of the following characteristics:


    - a dominant market position,

    - superior growth prospects,

    - strong management with a focused growth strategy, and

    - the ability to finance future growth.


The Series also may invest in common stocks of U.S. and non-U.S. emerging growth companies. These companies generally have smaller capitalizations than established growth companies. In selecting emerging growth companies, the Series' sub-adviser, Wellington Management Company LLP, looks for companies that it believes:


    - have the potential for earnings growth over time that is above the growth rate of more established companies, or

    - are early in their life cycles and have the potential to become major enterprises.


Although the Series invests primarily in common stocks of issuers located in developed countries, the Series also may invest in less developed markets of the world. In selecting emerging market securities, the Series' sub-adviser looks for companies with characteristics similar to those of companies in developed countries. These companies have the potential to benefit from the economic growth of the developing region.


PRINCIPAL RISKS

Global Growth Series' share price will change daily because of changes in the values of the securities held by the Series. You may lose money if you invest in the Series. The principal risks of investing the Global Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of common stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of established and emerging growth companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.


    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation.


    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.


    - RISKS OF GROWTH STOCKS. The Series invests in stocks of both established and emerging growth companies. If the Series' sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the Series' sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.



    - RISKS OF SMALLER-CAPITALIZATION COMPANIES. The securities of both U.S. and non-U.S. smaller-capitalization companies involve greater risk than is customarily associated with investments in larger companies. Smaller-capitalization companies often have limited product lines, markets or financial resources and they may be dependent on a small, inexperienced management group. The securities of smaller-capitalization companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


SERIES PERFORMANCE

The bar chart and table below provide you with information on Global Growth Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.


                ANNUAL TOTAL RETURN as of December 31 each year*

[BAR GRAPH]

                                                                         GLOBAL GROWTH SERIES
                                                                         --------------------
1993                                                                             17.92
1994                                                                             -2.98
1995                                                                             30.49
1996                                                                             19.10
1997                                                                              6.82
1998                                                                             11.36
1999                                                                             57.68
2000                                                                            -17.81


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -20.68%.


BEST QUARTER:          39.86%    quarter ended December 31, 1999
WORST QUARTER:         -20.55%   quarter ended September 30, 1998


              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                ONE YEAR    FIVE YEARS    SINCE INCEPTION*
                                --------    ----------    ----------------
Global Growth Series........    -17.81%       12.92%           13.69%
MSCI World Index**..........    -12.92%       12.52%           13.10%


------------------------------

 * Inception date was May 1, 1992.

** An unmanaged index of the world's major equity markets in U.S. dollars, weighted by stock market value.

GLOBAL EQUITY SERIES

OBJECTIVE

The objective of Global Equity Series is capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


The Series invests primarily in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts, of U.S. and foreign (including emerging market) issuers. The Series spreads its investments across these markets and focuses on companies which the Series' sub-adviser, Massachusetts Financial Services Company ("MFS"), believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. Under normal market conditions, the Series invests in at least three different countries. The Series generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The Series' investments may include securities traded in the over-the-counter markets.


A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods or services performed in the country, or (d) has 50% or more of its assets in the country.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Series' sub-adviser and its large group of equity research analysts.

The Series may have exposure to foreign currencies through its investment in foreign securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

PRINCIPAL RISKS

Global Equity Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.


    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation.


    - RISKS OF EMERGING MARKETS. The risks of foreign investing are particularly significant in emerging markets. Securities issued by companies located in emerging markets may exhibit greater price volatility and have less liquidity than securities issued by companies located in developed foreign markets.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.


    - RISKS OF GROWTH STOCKS. The Series focuses on companies which the Series' sub-adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.


    - OVER-THE-COUNTER RISK. Over-the-counter (OTC) transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF FOREIGN CURRENCY TRANSACTIONS. If the Series uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

SERIES PERFORMANCE


A bar chart and performance table are not provided for the Series because it has not been in operation for a full calendar year.

LARGE CAP GROWTH SERIES

OBJECTIVE

The objective of Large Cap Growth Series is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Large Cap Growth Series pursues its objective by investing primarily in the common stocks of a limited number of large, carefully selected, high quality United States companies whose securities are believed likely to achieve superior earnings growth. Normally, about 40 to 60 companies will be represented in the Series' portfolio, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Series' assets. The Series' focus on a relatively small number of intensively researched companies is not typical of most equity mutual funds. The Series is designed for those seeking to accumulate capital over time with less volatility than that typically associated with investments in smaller companies.



The sub-adviser of Large Cap Growth Series, Alliance Capital Management L.P. ("Alliance Capital"), relies heavily upon the fundamental analysis and research of its large internal research staff. The Alliance Capital staff generally follows a primary research universe of more than 500 companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. An emphasis is placed on identifying companies with substantially above average prospective earnings growth that is not fully reflected in current market valuations.



Alliance Capital expects the average market capitalization of companies represented in the Series' portfolio normally to be in the range, or in excess, of the average market capitalization of companies comprising the S&P 500. As of March 31, 2001, the average market capitalization of companies comprising the S&P 500 was $104.9 billion. The Series' average market capitalization as of such date was $72.3 billion.



Although the Series invests primarily in stocks of United States companies, it may invest up to 20% of its total assets in equity securities of non-U.S. companies. It may also invest up to 20% of its net assets in convertible securities.


The Series may buy and sell futures and options contracts. This will be done primarily to hedge the value of the Series' portfolio against potential adverse movements in securities prices, but may also be done to attempt to enhance returns.

During market declines, while adding to positions in favored stocks, the Series becomes somewhat more aggressive, gradually reducing the number of companies represented in its portfolio. Conversely, in rising markets, while reducing or eliminating fully valued positions, the Series becomes somewhat more conservative, gradually increasing the number of companies represented in its portfolio. Through this approach, Alliance Capital seeks to gain positive returns in good markets while providing some measure of protection in poor markets.


PRINCIPAL RISKS

Large Cap Growth Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Large Cap Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, stocks of growth and/or large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.


    - RISKS OF FOCUSING ON A SMALL NUMBER OF COMPANIES. Because the Series invests in a smaller number of securities than many other equity funds, your investment has the risk that changes in the value of a single security may have a more significant effect, either positive or negative, on the Series' net asset value.



    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the sub-adviser believes are likely to achieve superior earnings growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.



    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation.


    - RISKS OF FUTURES AND OPTIONS. If the Series uses options and futures contracts it will be exposed to additional risks and transactions costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's forecast is correct, there may be an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged.

SERIES PERFORMANCE


The bar chart and table below provide you with information on Large Cap Growth Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.


                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                        LARGE CAP GROWTH SERIES
                                                                        -----------------------
1999                                                                             27.22
2000                                                                            -17.95


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -15.53%.



BEST QUARTER:    17.41%  quarter ended December 31, 1999
WORST QUARTER:  -13.96%  quarter ended December 31, 2000



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                         ONE YEAR    SINCE INCEPTION*
                                         --------    ----------------
Large Cap Growth Series..............     -17.95%         8.34%
S&P 500 Index**......................      -9.10%         8.04%


------------------------------

 * Inception date was May 1, 1998.

** An unmanaged index of 500 common stocks.

INVESTORS GROWTH SERIES

OBJECTIVE

The investment objective of Investors Growth Series is to provide long-term growth of capital and future income rather than current income.

PRINCIPAL INVESTMENT STRATEGIES

The Series invests its assets, except for working cash balances, in the common stocks and securities convertible into common stocks of companies which the Series' sub-adviser, Massachusetts Financial Services Company ("MFS"), believes offer better than average prospects for long-term growth.

MFS uses a bottom-up, as opposed to a top-down, investment style in managing the Series. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the Series' sub-adviser and its large group of equity research analysts.

In managing the Series, MFS seeks to purchase securities of companies which MFS considers well-run and poised for growth. MFS looks particularly for companies which demonstrate:

    - a strong franchise, strong cash flows and a recurring revenue stream;

    - a strong industry position, where there

      -- is potential for high profit margins

      -- are substantial barriers to new entry in the industry;

    - a strong management with a clearly defined strategy;

    - new products or services.

Consistent with its investment strategy the Series may invest in foreign securities through which it may have exposure to foreign currencies. The Series may also enter into foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

The Series' investments may include securities traded in the over-the-counter markets.


Under normal market conditions, the Series invests primarily in common stocks of companies with large market capitalizations that the Series' sub-adviser believes have superior growth potential. The Series' sub-adviser defines large cap companies as companies with a market cap greater than $5 billion.


PRINCIPAL RISKS

Investors Growth Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in the Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or the stocks of large capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF LARGE CAP COMPANIES. In the long run, large company stocks may produce more modest gains than stocks of smaller companies.


    - RISKS OF GROWTH STOCKS. The Series focuses on companies which the Series' sub-adviser believes offer better than average prospects for long-term growth. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.


    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.


    - RISKS OF FOREIGN INVESTING. The Series' investments in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. The Series may experience a decline in net asset value resulting from changes in exchange rates between the United States dollar and foreign currencies. Other risks of foreign investing include limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, potential lack of strict financial and accounting controls, adverse political and economic events overseas, investment and repatriation restrictions, and foreign taxation.


    - RISKS OF FOREIGN CURRENCY TRANSACTIONS. If the Series uses foreign currency transactions it will be exposed to additional risks and transaction costs. Successful use of these derivative instruments depends on the sub-adviser's ability to forecast correctly the direction of market movements. The Series' performance could be worse than if the Series had not used these instruments if the sub-adviser's judgment proves incorrect. In addition, even if the sub-adviser's judgment is correct, there may be an imperfect correlation between the price of the derivative instruments and movements in the prices of the currencies being hedged.

SERIES PERFORMANCE


A bar chart and performance table are not provided for the Series because it has not been in operation for a full calendar year.

GROWTH STOCK SERIES

OBJECTIVE

The objective of Growth Stock Series is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Growth Stock Series invests primarily in common stocks. The Series' sub-adviser, Wellington Management Company LLP, uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The sub-adviser generally invests in stocks of companies whose earnings and growth potential, in its judgment, exceed industry averages. In addition to superior earnings growth potential, the sub-adviser seeks companies which it believes to be well managed with above average returns on equity and invested capital, healthy balance sheets and the potential to gain market share. Companies of this nature typically have above average growth potential and a correspondingly higher than average valuation level as measured by price to earnings, price to cash flow and price to book value ratios. The Series may engage in active and frequent trading to achieve its principal investment strategies.


The Series' investments may include securities traded in the over-the-counter markets.


Under normal market conditions, the Series invests primarily in common stocks of companies with medium market capitalizations ("mid cap companies") that the Series' sub-adviser believes have superior growth potential. The Series' sub-adviser defines mid cap companies as companies with a market cap between $3 billion and $8 billion.


PRINCIPAL RISKS

Growth Stock Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of mid capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.


    - RISKS OF GROWTH STOCKS. The Series invests primarily in stocks of companies that the sub-adviser believes have superior earnings growth potential. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.



    - RISKS OF MID CAP COMPANIES. Mid cap companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies.


    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.


    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Series.


SERIES PERFORMANCE

The bar chart and table below provide you with information on Growth Stock Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*
[BAR GRAPH]

                                                                          GROWTH STOCK SERIES
                                                                          -------------------
1991                                                                             53.50
1992                                                                              2.94
1993                                                                              8.78
1994                                                                             -2.82
1995                                                                             27.66
1996                                                                             16.41
1997                                                                             12.42
1998                                                                             19.01
1999                                                                             55.17
2000                                                                              3.99


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -23.35%.



BEST
  QUARTER:....   44.29%   quarter ended December 31, 1999
WORST
  QUARTER:....  -17.84%   quarter ended December 31, 2000



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                                     ONE YEAR    FIVE YEARS    TEN YEARS
                                     --------    ----------    ---------
Growth Stock Series..............      3.99%       20.24%       18.28%
S&P 400 Midcap Index*............     17.51%       20.38%       17.84%


------------------------------


* An unmanaged capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

AGGRESSIVE GROWTH SERIES

OBJECTIVE

The objective of Aggressive Growth Series is maximum long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

Aggressive Growth Series invests primarily in common stocks. The Series focuses on:


    - common stocks of small and medium sized companies that are early in their life cycles, but which the Series' sub-adviser, Wellington Management Company LLP, believes have the potential to become major enterprises (emerging growth companies); and



    - common stocks of more established companies whose rates of earnings growth are expected by the sub-adviser to accelerate because of special factors such as new products or services, changes in demand factors, basic changes in the economic environment or rejuvenated management.


The Series' investments include common stocks purchased in initial public offerings (IPOs) and securities traded in the over-the-counter markets.


The Series selects stocks based upon their growth potential. The Series' sub-adviser uses a "bottom up" investment style in which stock selection is driven primarily by the merits of the company itself. The Series may engage in active and frequent trading to achieve its principal investment strategies.



Under normal market conditions, the Series invests primarily in common stocks of companies with small market capitalizations that the Series' sub-adviser believes have superior growth potential. The Series' sub-adviser defines small cap companies as companies with a market cap less than $3 billion.


PRINCIPAL RISKS

Aggressive Growth Series' share price will change daily because of changes in stock prices and other factors. You may lose money if you invest in the Series. The principal risks of investing in Aggressive Growth Series include:

    - RISKS OF COMMON STOCKS. Prices of stocks in the Series' portfolio may decline over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of small capitalization companies may underperform the market as a whole. As you consider an investment in the Series, you should take into account your personal tolerance for daily fluctuations of the stock market.

    - RISKS OF GROWTH STOCKS. In investing in common stocks, the Series' sub-adviser generally invests in companies that it believes have superior earnings growth potential. If the sub-adviser incorrectly assesses a company's prospects for earnings growth, or if its judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.



    - RISKS OF SMALL CAP COMPANIES. The securities of small cap companies involve greater risk than is customarily associated with investments in larger companies. Small cap companies often have limited product lines, markets or financial resources and may be dependent on a small, inexperienced management group. The securities of small cap companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.


    - OVER-THE-COUNTER RISK. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF INITIAL PUBLIC OFFERINGS. Companies making initial public offerings of their stock generally have limited operating histories and prospects for future profitability may be uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market and the small number of shares available for trading.


    The Series' total return during fiscal years 1999 and 2000 was enhanced by its investments in IPOs. The effect of IPOs on the Series' total returns going forward may not be positive, or as significant, either as a result of changes in the IPO market or growth of the Series' assets which may reduce the Series' total return.



    - RISKS OF SHORT-TERM TRADING. Due to many factors, the Series may trade securities frequently and hold securities in its portfolio for one year or less. Frequent purchases and sales of portfolio securities will increase the Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Series.


SERIES PERFORMANCE

The bar chart and table below provide you with information on Aggressive Growth Series' volatility and performance. The bar chart shows you how performance of the Series has varied from year to year. The table compares the Series' performance over different time periods to that of a broad measure of market performance. Both the chart and the table assume that all dividends and distributions have been reinvested. Fees and charges attributable to variable annuity contracts and variable life insurance policies are not taken into account in calculating the Series' returns. If they had been, returns would be lower. Remember, how the Series has performed in the past is not necessarily an indication of how it will perform in the future.

                ANNUAL TOTAL RETURN as of December 31 each year*

[BAR GRAPH]

                                                                       AGGRESSIVE GROWTH SERIES
                                                                       ------------------------
1995                                                                             28.89
1996                                                                              7.64
1997                                                                              1.43
1998                                                                             21.17
1999                                                                            109.25
2000                                                                            -15.08


* The Series' total return for the period from January 1, 2001 through March 31, 2001 was -25.12%.



BEST QUARTER:      60.73%      quarter ended December 31, 1999
WORST QUARTER:..  -27.54%      quarter ended December 31, 2000



              AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2000



                              ONE YEAR   FIVE YEARS    SINCE INCEPTION*
                              --------   ----------    ----------------
Aggressive Growth Series....   -15.08%     18.64%           17.89%
Russell 2000 Index**........    -2.91%     10.40%           10.22%


------------------------------

 * Inception date was May 2, 1994.


** An unmanaged index of common stocks of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 11% of the Russell 3000 Index.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

SEPARATE ACCOUNTS AND THE CONTRACTS

Shares in the Series are currently sold to separate accounts of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis") which fund benefits under variable life insurance policies and variable annuity contracts issued by those companies. These variable life insurance policies and variable annuity contracts are sometimes referred to as "Contracts." As a Contract owner, you allocate the value of your Contract among subaccounts of the separate accounts. Each subaccount invests in a different Series. The rights of the separate accounts as shareholders should be distinguished from your rights as a Contract owner, which are described in your variable life insurance policy or variable annuity contract.

PRICING OF SERIES SHARES

The net asset values of the Series' shares are determined as of the primary closing time of business on the New York Stock Exchange (usually 3 p.m. Central time) on each day the exchange is open.


Each Series' net asset value per share is determined by dividing the value of the securities and other assets owned by the Series, less all liabilities, by the number of the Series' shares outstanding. The securities owned by the Series are generally valued at market value. However, there are times when market values are not readily available. In these cases, securities are valued at fair value as determined in good faith by the Series' adviser under supervision of the Board of Directors. In addition, short-term investments with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost.


A significant portion of certain Series' assets may consist of securities of foreign issuers that trade on weekends or other days when the Series do not price their shares. As a result, the net asset value of each such Series' shares may change on days when the Series is not open for shareholder purchases or redemptions.

PURCHASE AND REDEMPTION OF SERIES SHARES

Series shares are offered only to the separate accounts. On each day when the Series value their assets, shares of the Series may be purchased or redeemed by the separate accounts based upon, among other things, the amounts of net premiums allocated to the separate accounts, dividends and distributions reinvested, transfers to and among subaccounts of the separate accounts, policy loans, loan repayments and benefit payments to be processed on that date. These purchases and redemptions for the separate accounts are effected at the net asset value per share for each Series determined as of that same date.

TRANSFERS AMONG SUBACCOUNTS

You may transfer amounts among the subaccounts available, and may change allocations of premiums as explained in the accompanying prospectus for the Contracts. These transfers have the effect of changing your participation in the various Series. Transfers between subaccounts are not taxable to you under current Federal income tax law.

TAXATION

So long as each Series qualifies as a regulated investment company and meets certain diversification tests applicable to the segregated asset accounts underlying variable annuity contracts and variable life insurance policies, you will not be considered to be an owner of shares of the Series, and income earned with respect to the Contracts will not be taxed to you.

For the tax consequences of owning a Contract, see the accompanying prospectus for the Contracts. For more information concerning the taxation of the Series, see "Taxation" in the Statement of Additional Information.

CONTRACT OWNER INQUIRIES

For further information, please contact Fortis Benefits' office, the address of which is the same as that of Fortis Series, as set forth on the cover of this Prospectus. If you are a New York Contract owner, please contact First Fortis' office: P.O. Box 3209, Syracuse, New York 13220.

SERIES MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Fortis Advisers, Inc. ("Fortis Advisers"), 500 Bielenberg Drive, Woodbury, Minnesota 55125, served as the investment adviser for the Series during the most recent fiscal year, and also served as the Series' transfer agent and dividend agent. Effective April 2, 2001, HL Investment Advisors, LLC ("HL Advisors") is the interim investment adviser to the Series. Hartford Administrative Services Company, formerly Fortis Advisers, serves as the Series' transfer agent and dividend agent.



On April 2, 2001, The Hartford Financial Services Group ("The Hartford") acquired Fortis Advisers. The Hartford is a leading insurance and financial services company with over $165 billion in assets. HL Advisors is a wholly-owned subsidiary of The Hartford. As a result of the acquisition, HL Advisors became (with approval by the Series' Board of Directors) the interim investment adviser to the Series. Contract holders of record on March 23, 2001 will be asked to approve a definitive investment advisory agreement with HL Advisors at a special meeting of the Series' shareholders, to be held on or about May 31, 2001. As interim investment adviser, HL Advisors is responsible for general management of all Series and has ultimate responsibility (subject to oversight by the Series' Board of Directors) to oversee the sub-advisers hired to manage the Series and recommend the hiring, termination and replacement of sub-advisers. As of December 31, 2000 HL Advisors had over $47.2 billion in assets under management. HL Advisors is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06070.



Upon shareholder approval of the investment advisory agreement, each Series will pay HL Advisors a monthly fee for providing investment advisory services. This fee, as a percentage of average daily net assets, will be at the same rate as previously paid by the Series to Fortis Advisers. HL Advisors will not be required to provide transfer agency, registrar or dividend disbursement services under the new investment advisory agreement (as it was under the agreements with Fortis Advisers); however, HL Advisors will bear the costs of those services under a separate agreement with the Series. During their most recent fiscal year, the Series paid the following investment advisory fees to Fortis Advisers.



                                                   ADVISORY FEE
                                                AS A PERCENTAGE OF
                                             AVERAGE DAILY NET ASSETS
                                             ------------------------
Money Market Series......................              .30%
U.S. Government Securities Series........              .47%
Diversified Income Series................              .48%
Multisector Bond Series..................              .75%
High Yield Series........................              .50%
Asset Allocation Series..................              .47%
American Leaders Series..................              .90%
Value Series.............................              .70%
Capital Opportunities Series.............              .90%
Growth & Income Series...................              .63%
S&P 500 Index Series.....................              .40%
Blue Chip Stock Series...................              .87%
Blue Chip Stock Series II................              .95%
International Stock Series...............              .83%
International Stock Series II............              .90%
Mid Cap Stock Series.....................              .90%
Small Cap Value Series...................              .90%
Global Growth Series.....................              .70%
Global Equity Series.....................             1.00%
Large Cap Growth Series..................              .90%
Investors Growth Series..................              .90%
Growth Stock Series......................              .61%
Aggressive Growth Series.................              .62%



HL Advisors has entered into investment sub-advisory agreements on behalf of each Series. The Series has received an exemptive order from the Securities and Exchange Commission under which the Series uses a "Manager of Managers" structure. This permits HL Advisors to appoint new sub-advisers, with approval by the Series' Board of Directors and without obtaining approval from those contract holders that participate in the applicable Series. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement. At the above-referenced shareholder meeting, contract holders of certain Series will also be asked to approve a new sub-advisory agreement with Hartford Investment Management Company, an affiliate of HL Advisors.


SUB-ADVISERS


Each Series has a sub-adviser. The sub-advisers provide investment research, advice and supervision and furnish and conduct the management investment programs for the Series, subject to the general control of HL Advisors and the Series' Board of Directors. The sub-adviser of each Series is also responsible for the selection of brokers and dealers to effect securities transactions and the negotiation of brokerage commissions, if any.



MONEY MARKET SERIES, U.S. GOVERNMENT SECURITIES SERIES, DIVERSIFIED INCOME SERIES AND HIGH YIELD SERIES. Hartford Investment Management Company ("HIMCO") is the interim investment sub-adviser to Money Market Series, U.S. Government Securities Series, Diversified Income Series and High Yield Series. Those individuals owning contracts representing shares in these Series on March 23, 2001 will be asked to approve a definitive investment sub-advisory and management agreement with HIMCO at a special meeting of the Series' shareholders, to be held on or about May 31, 2001. HIMCO is a professional money management firm that provides services to investment companies, employee benefit plans and insurance companies. HIMCO is a wholly-owned subsidiary of The Hartford. As of December 31, 2000 HIMCO had investment management authority over approximately $65.3 billion in assets. HIMCO is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.



William H. Davison, Jr. has been primarily responsible for the day-to-day management of Money Market Series since April 2, 2001. Mr. Davison, Senior Vice President of HIMCO, joined HIMCO in 1990 and has managed debt securities since 1995.



Peter Perrotti has been primarily responsible for the day-to-day management of U.S. Government Securities Series since April 2, 2001. Mr. Perrotti, Senior Vice President of HIMCO, joined HIMCO in 1992 and has managed debt securities since that time.



Alison D. Granger has been primarily responsible for the day-to-day management of Diversified Income Series and High Yield Series since April 2, 2001. Ms. Granger, Senior Vice President of HIMCO, joined HIMCO in 1993 and has managed debt securities since 1995.



ASSET ALLOCATION SERIES, VALUE SERIES, GROWTH & INCOME SERIES, GLOBAL GROWTH SERIES, GROWTH STOCK SERIES AND AGGRESSIVE GROWTH SERIES. Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series. Wellington Management, a Massachusetts limited liability partnership, is a professional investment counseling firm that provides services to investment companies, employee benefit plans, endowments, foundations, and other institutions and individuals. Wellington Management and its predecessor organizations have provided investment advisory services since 1928. As of December 31, 2000 Wellington Management had investment management authority over approximately $274 billion in assets. Wellington Management is principally located at 75 State Street, Boston, Massachusetts 02109.



Rand L. Alexander has been primarily responsible for the day-to-day management of the equity portion of Asset Allocation Series since

April 2, 2001. Paul D. Kaplan has been primarily responsible for the day-to-day management of the fixed income portion of the Series since April 2, 2001. Mr. Alexander and Mr. Kaplan together determine the allocation of the Series' portfolio between fixed income and equity securities. Mr. Alexander, Senior Vice President of Wellington Management, joined Wellington Management in 1990 and has managed equity securities since that time. Mr. Kaplan, Senior Vice President of Wellington Management, joined Wellington Management in 1982 and has managed debt securities since that time.



James H. Averill, David R. Fassnacht and James N. Mordy have been primarily responsible for the day-to-day management of Value Series since April 2, 2001. Mr. Averill, Senior Vice President of Wellington Management, joined Wellington Management in 1986 and has managed equity securities since that time. Mr. Fassnacht, Vice President of Wellington Management, joined Wellington Management in 1992 and has managed equity securities since that time. Mr. Mordy, Senior Vice President of Wellington Management, joined Wellington Management in 1986 and has managed equity securities since that time.



James A. Rullo has been primarily responsible for the day-to-day management of Growth & Income Series since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management in 1994 and has managed equity securities since that time.



Andrew S. Offit has been primarily responsible for the day-to-day management of Global Growth Series since April 2, 2001. Mr. Offit, Senior Vice President of Wellington Management, joined Wellington Management in 1997 and has managed equity securities since that time. From 1987 to 1997 he worked as an analyst and portfolio manager for Fidelity Investments.



Michael Carmen has been primarily responsible for the day-to-day management of Growth Stock Series since April 2, 2001. Mr. Carmen, Vice President of Wellington Management, joined Wellington Management in 1999. Prior to joining Wellington Management, he was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996).



James A. Rullo and David J. Elliott have been primarily responsible for the day-to-day management of Aggressive Growth Series since April 2, 2001. Mr. Rullo, Senior Vice President of Wellington Management, joined Wellington Management in 1994 and has managed equity securities since that time. Mr. Elliott, Vice President of Wellington Management, joined Wellington Management in 1995 and has managed equity securities since that time.



INTERNATIONAL STOCK SERIES. Lazard Asset Management ("Lazard"), 30 Rockefeller Plaza, New York, New York 10112, is the sub-adviser of the International Stock Series. Lazard is a division of Lazard Freres & Co. LLC ("Lazard Freres"), a New York limited liability company. Lazard Freres provides its clients with a wide variety of investment banking, brokerage and related services. Lazard provides investment management services to client discretionary accounts with assets as of December 31, 2000 totaling approximately $71.1 billion. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Series.



Herbert W. Gullquist is Chief Investment Officer and a Managing Director of Lazard and a Vice Chairman of Lazard Freres. Mr. Gullquist is responsible for monitoring all investment activity to ensure adherence to Lazard's investment philosophy and guidelines. John R. Reinsberg is a Managing Director of Lazard Freres responsible for international/global equity management and overseeing the day-to-day operations of Lazard's international equity investment team. Mr. Gullquist and Mr. Reinsberg have been primarily responsible for the day-to-day management of International Stock Series since its inception.



S&P 500 INDEX SERIES AND MID CAP STOCK SERIES. The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, New York, New York 10166, is the sub-adviser to the S&P 500 Index Series and the Mid Cap Stock Series. Founded in 1947, Dreyfus manages one of the nation's leading mutual fund complexes, with more than $150 billion in over 160 mutual fund portfolios as of December 31, 2000. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.8 trillion of assets under management, administration or custody, including approximately $530 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.



Steven A. Falci and Thomas Durante have primary responsibility for the day-to-day management of Mid Cap Stock Series. Mr. Falci, who has been employed by the Mellon organization since 1994, has managed the Series since its inception. Mr. Durante has managed the Series since joining the Mellon organization in 2000. He brings over 18 years of experience working with mutual funds, and a thorough understanding of SEC mandated regulatory compliance. Before joining the firm, he was a controller of funds at Dreyfus for over 18 years, and was responsible for reporting to shareholders, the board of directors and outside auditors.



BLUE CHIP STOCK SERIES. T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the Blue Chip Stock Series. T. Rowe Price was founded in 1937 and, together with its affiliates, managed over $166.7 billion for over eight million individual and institutional investor accounts as of December 31, 2000. Some of T. Rowe Price's accounts have investment policies similar to those of the Series. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company.


The Series has an investment advisory committee chaired by Larry J. Puglia. Mr. Puglia has had the day-to-day responsibilities of managing the Series since 1996 and has been managing investments since joining T. Rowe Price in 1990.


INTERNATIONAL STOCK SERIES II. T. Rowe Price International, Inc. ("Price International"), 100 East Pratt Street, Baltimore, MD 21202, is the sub-adviser of the International Stock Series II. Price International, previously known as Rowe Price-Fleming International, Inc., was incorporated in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings Limited. T. Rowe Price acquired Fleming's joint venture interest in August 2000, and now Price International is a wholly-owned subsidiary of T. Rowe Price. Price International managed over $32.7 billion as of December 31, 2000 through its offices in Baltimore, London, Tokyo, Singapore, Hong Kong, Buenos Aires and Paris. Some of Price International's accounts have investment policies similar to those of the Series.



The Series has an Investment Advisory Group that has day-to-day responsibility for managing the portfolio and developing and executing the Series' investment program. The members of the advisory group are John R. Ford, James B.M. Seddon, Mark C.J. Bickford-Smith and David J.L. Warren. Mr. Ford has been with Price International in research and portfolio management since 1982. Mr. Seddon joined Price International in 1987 and has 14 years of portfolio management experience. Mr. Bickford-Smith joined Price International in 1995 and has 16 years experience in portfolio management. Mr. Warren joined Price International in 1983 and has 20 years experience in equity research, fixed income research and portfolio management.


SMALL CAP VALUE SERIES. Berger LLC ("Berger"), 210 University Boulevard, Denver, Colorado 80206, the sub-adviser of the Small Cap Value Series, has entered into an agreement with Perkins, Wolf, McDonnell & Company (the "Manager") under which Berger LLC will pay the Manager a fee to provide the day-to-day investment management for the Series.


Robert H. Perkins has been primarily responsible for the day-to-day management of Small Cap Value Series since its inception. Mr. Perkins is President and a Director of the Manager and has been an investment manager since 1970. Thomas H. Perkins has also served as manager of the Series since January 1999. Thomas Perkins has been an investment manager since 1974 and joined the Manager in 1998. From 1994 to 1998, he was a portfolio manager of valuation sensitive growth portfolios for Alliance Capital.

LARGE CAP GROWTH SERIES. Alliance Capital Management L.P. ("Alliance Capital"), a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, is the sub-adviser of the Large Cap Growth Series. Alliance Capital is an international investment manager supervising client accounts with assets as of December 31, 2000 totaling more than $454 billion (of which approximately $175 billion represented the assets of investment companies). Alliance Capital's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds.



Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and owner of a 1% general partnership interest in, Alliance Capital, is an indirect wholly-owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"), which is a wholly-owned subsidiary of AXA Financial, Inc., a holding company controlled by AXA, a French insurance holding company.



James G. Reilly and Syed J. Hasnain have been primarily responsible for the day-to-day management of Large Cap Growth Series since its inception. Mr. Reilly, an Executive Vice President of Alliance Capital, joined Alliance Capital in 1984 and has been a portfolio manager on the U.S. Large Cap team since 1988. Mr. Reilly has 16 years investment experience. Mr. Hasnain, a Senior Vice President of Alliance Capital, joined Alliance Capital in 1994 and has been a U.S. large cap portfolio manager and member of the Global/International Large Cap Growth Equity Team since that time. Mr. Hasnain has 12 years investment experience.



MULTISECTOR BOND SERIES AND BLUE CHIP STOCK SERIES II. A I M Capital Management, Inc. ("AIM"), 11 Greenway Plaza, Suite 100, Houston, Texas, 77046, is the sub-adviser to the Multisector Bond Series and the Blue Chip Stock Series
II. AIM has acted as an investment adviser since its organization in 1986. As of December 31, 2000, AIM, together with its affiliates, advises or manages approximately $170 billion in assets for over 130 investment portfolios.


AIM uses a team approach to investment management for both the Multisector Bond Series and Blue Chip Stock Series II. The individual members of the team who are primarily responsible for the day-to-day management of the Multisector Bond Series are Robert G. Alley, Jan H. Friedli and Carolyn L. Gibbs. Mr. Alley, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1992. Mr. Friedli, Portfolio Manager, has been associated with AIM and/or its affiliates since 1999. From 1997 to 1999, Mr. Friedli was global fixed-income portfolio manager for Nicholas-Applegate Capital Management and, from 1994 to 1997, he was international fixed-income trader and analyst for Strong Capital Management. Ms. Gibbs, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1992.

The individual members of the team who are primarily responsible for the day-to-day management of the Blue Chip Stock Series II are Monika H. Degan and Jonathan C. Schoolar. Ms. Degan, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995, prior to which she was a Senior Financial Analyst for Shell Oil Co. Pension Trust. Mr. Schoolar, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1986.


CAPITAL OPPORTUNITIES SERIES, GLOBAL EQUITY SERIES AND INVESTORS GROWTH
SERIES. Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the sub-adviser of Capital Opportunities Series, Global Equity Series and Investors Growth Series. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under management of the MFS organization were approximately $141 billion as of December 31, 2000.


Maura A. Shaughnessy, a Senior Vice President of MFS, is the portfolio manager of Capital Opportunities Series. Ms. Shaughnessy has been employed in the investment management area of MFS since 1991. David R. Mannheim, a Senior Vice President of MFS, is the portfolio manager of Global Equity Series. Mr. Mannheim has been employed in the investment management area of MFS since 1988. Stephen Pesek and Thomas D. Barrett are the portfolio managers of the Investors Growth Series. Mr. Pesek, a Senior Vice President of MFS, has been employed in the investment management area of MFS since 1994. Mr. Barrett, a Vice President of MFS, has been employed in the investment management areas of MFS since 1996. Prior to joining MFS in 1996, Mr. Barrett had been an Assistant Vice President and Equity Research Analyst with The Boston Company Asset Management, Inc.


AMERICAN LEADERS SERIES. Federated Investment Management Company ("Federated"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, is the sub-adviser to the American Leaders Series. Federated is a subsidiary of Federated Investors, Inc. Federated and other subsidiaries of Federated Investors, Inc. advise approximately 176 mutual funds and separate accounts, which total approximately $140 billion in assets as of December 31, 2000. Federated Investors, Inc. was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees.



Michael P. Donnelly and Kevin R. McCloskey are portfolio managers of American Leaders Series. Mr. Donnelly joined Federated Investors, Inc. in 1989 as an investment analyst and has been a portfolio manager since 1994. Mr. Donnelly has been a Senior Vice President of Federated since May 1999 and is a Chartered Financial Analyst and received his MBA. from the University of Virginia. Mr. McCloskey joined Federated in 1999 as a portfolio manager and is a Vice President of Federated. From September 1994 to July 1999, he served as a portfolio manager, and from January 1994 to September 1994, he served as an investment/quantitative analyst at Killian Asset Management Corporation. Mr. McCloskey is a Chartered Financial Analyst. He earned his MBA with concentrations in investment management and quantitative methods from the University of Dayton.

MORE INFORMATION ON SERIES OBJECTIVES, INVESTMENT STRATEGIES
AND RISKS
--------------------------------------------------------------------------------

OBJECTIVES

The Series' objectives, which are described above under "The Series," may be changed without shareholder approval.

INVESTMENT STRATEGIES


The principal investment strategies of each Series are described above under "The Series." These are the strategies that HL Advisors and the respective sub-advisers believe are most likely to be important in trying to achieve each Series' objective. Of course, there is no guarantee that any Series will achieve its objectives. You should be aware that a Series may also use strategies and invest in securities that are not described below, but are described in the Statement of Additional Information.


SECURITIES LENDING


To generate additional income, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series currently lend their portfolio securities. While currently not the case, the other Series may also lend their portfolio securities.


TEMPORARY DEFENSIVE MEASURES


In an attempt to respond to adverse market, economic, political or other conditions, a Series may invest all or a portion of its assets for temporary defensive purposes, without limit, in the following manner:


    - Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, Blue Chip Stock Series II, Small Cap Value Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series may invest in cash, money market instruments, bonds or other debt securities.


    - Blue Chip Stock Series and International Stock Series II may invest in U.S. and foreign dollar-denominated money market securities, including repurchase agreements, which are in the two highest rating categories and mature in one year or less. In addition, each Series may invest in shares of the T. Rowe Price Reserve Investment Fund, a money market fund managed by T. Rowe Price, the Blue Chip Stock Series' sub-adviser.


    - International Stock Series may invest in the equity securities of U.S. companies or short-term money market instruments or hold its assets in cash.

    - Global Growth Series may invest in high-quality debt securities of U.S. and non-U.S. issuers, may hold cash (U.S. dollars, foreign currencies, or multinational currency units) and/or high-quality money market instruments.

During periods when a Series assumes a temporary defensive position, the Series will not be pursuing and may not achieve its investment objective. S&P 500 Index Series and Mid Cap Stock Series do not intend to take temporary defensive positions that are inconsistent with their principal investment strategies.

PORTFOLIO TURNOVER

Before investing in a Series you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the Series' future returns. In general, the greater the volume of buying and selling by the Series, the greater the impact that brokerage commissions and other transaction costs will have on its return.


The Series, while they generally do not invest or trade for short-term profits, are actively managed and the portfolio managers may trade securities frequently. As a result, each Series may, from time to time, have an annual portfolio turnover rate of over 100%. Factors contributing to a Series' higher turnover rate may include general market volatility, significant positive or negative developments concerning particular security holdings, an attempt to maintain the Series' market capitalization target and the need to sell holdings to meet redemption activity in the Series. For the fiscal year ended December 31, 2000 U.S. Government Securities Series (128%), Multisector Bond Series (284%), Asset Allocation Series (141%), Value Series (171%), Growth & Income Series (101%), International Stock Series II (130%), Mid Cap Stock Series (123%), Investors Growth Series (164%), Growth Stock Series (120%) and Aggressive Growth Series (160%) had portfolio turnover rates in excess of 100%. While higher turnover rates may result in increased transaction costs, the Series' managers attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured. The turnover rate for International Stock Series II was due to the repositioning of the portfolio upon the change in sub-adviser. It is not expected to exceed 100% in future periods. The "Financial Highlights" section of this Prospectus shows each Series' historical portfolio turnover rate.



Wellington Management and HIMCO have advised the Board of Directors that, in connection with their commencing active management of certain Series, they sold a substantial number of the existing investments of those Series and reinvested the proceeds in other securities consistent with the Series' investment objectives and policies. As a result, each Series managed by Wellington Management or HIMCO incurred transaction costs in connection with the sale and purchase of these portfolio securities.


DURATION

As discussed above under "The Series," certain Series attempt to maintain the average effective durations of their portfolios within specified ranges. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates.

PRINCIPAL RISKS

The principal risks of investing in the Series are summarized above under "The Series." More information about Series risks is presented below. Please remember, you may lose money if you invest in a Series.

Money Market Series, U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series and High Yield Series are sometimes referred to in this section as the "Fixed Income Series" and American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth

Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series are sometimes referred to as the "Equity Series."


    - INTEREST RATE RISK. The Fixed Income Series and Asset Allocation Series are subject to interest rate risk. Debt securities in the Series will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer term debt securities are generally more sensitive to interest rate changes. In addition, investments made by certain Series may be highly volatile in response to changing interest rates. These investments include IOs, POs, inverse floaters and accrual bonds.


    - CREDIT OR DEFAULT RISK. The Fixed Income Series and Asset Allocation Series are subject to credit or default risk. This is the risk that the issuers of debt securities held by the Series will not make payments on the securities, or that the other party to a contract (such as a securities lending agreement or repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the Series. Also, a change in the credit quality rating of a bond can affect the bond's liquidity and make it more difficult for the Series to sell. When a Series purchases unrated securities, it will depend on the adviser's or sub-adviser's analysis of credit risk more heavily than usual.


    - CALL RISK. U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series and Asset Allocation Series are subject to call risk. Many corporate bonds may be redeemed ("called") at the option of the issuer before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds that bear a lower interest rate. The Series are subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A Series would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Series' income.



    - INCOME RISK. The Fixed Income Series and Asset Allocation Series are subject to income risk, which is the potential for a decline in the Series' income due to falling interest rates.


    - RISKS OF MORTGAGE- AND ASSET-BACKED SECURITIES. U.S. Government Securities Series, Diversified Income Series and Asset Allocation Series are subject to both prepayment and extension risk in connection with their investments in mortgage-backed and/or asset-backed securities. To the extent it invests in mortgage-backed and/or asset-backed securities, High Yield Series may also be subject to the risks of investing in these types of securities.

         Prepayment risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans or home equity loans. These mortgages and other obligations generally can be prepaid at any time. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-backed securities or prepay the debt obligations underlying asset-backed securities. A Series holding these securities must reinvest the prepayments at a time when interest rates on new investments are falling, reducing the income of the Series. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.

         Extension risk. Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of securities. This would, in effect, convert a short- or medium-duration mortgage-or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.


    - RISKS OF HIGH YIELD/HIGH RISK SECURITIES. High Yield Series invests primarily in non-investment grade fixed income obligations, and a significant portion of the portfolios of Multisector Bond Series, Diversified Income Series and Asset Allocation Series may consist of such obligations. Non-investment grade obligations are commonly referred to as "high yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. Multisector Bond Series may invest up to 35% of its total assets, and Diversified Income Series and Asset Allocation Series may invest up to 30% of their total assets in securities rated as low as Caa by Moody's, CCC by Standard & Poor's or comparably rated by another rating agency. High Yield Portfolio may invest without limitation in these securities, and may invest up to 10% of its total assets in "non-performing" securities rated lower than Caa or CCC. Securities in the Caa/CCC rating category are considered to be of poor standing and are predominantly speculative. "Non-performing" securities may be in default, or there may be present elements of danger with respect to the payment of principal or interest. These securities are highly speculative.


    - RISKS OF COMMON STOCKS. Because of their investments in common stocks, the Equity Series and Asset Allocation Series are subject to the following risks:

         Market risk. All stocks are subject to price movements due to changes in general economic conditions, changes in the level of prevailing interest rates, changes in investor perceptions of the market, or the outlook for overall corporate profitability.

         Company risk. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

         Sector risk. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.


    - RISKS OF GROWTH STOCKS. Asset Allocation Series, Capital Opportunities Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series II, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series focus on stocks which a Series' sub-adviser believes have the potential for superior earnings growth. Growth & Income Series may also use this approach. If a Series' sub-adviser incorrectly assesses a company's prospects for earnings growth, or if the sub-adviser's judgment about how other investors will value the company's earnings growth is wrong, then the price of the company's stock may decrease, or it may not increase to the level that the sub-adviser had anticipated. In addition, since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack dividends that can cushion share prices in a down market.

    - RISKS OF VALUE STOCKS. American Leaders Series, Value Series, Small Cap Value Series and International Stock Series focus on stocks of companies whose shares appear to be undervalued. Growth & Income Series may also use this approach. These "value stocks" can remain undervalued for years. There is the risk that a value stock may never reach what a Series' sub-adviser believes is its full value, or that the stock's price will go down.



    - RISKS OF SMALL CAP COMPANIES. Small Cap Value Series, Global Growth Series and Aggressive Growth Series are subject to the risks of investing in smaller cap companies. Small cap companies often have limited product lines, markets or financial resources, and they may be dependent on a small, inexperienced management group. The securities of small cap companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The equity securities of small cap companies frequently have experienced greater price volatility in the past than those of larger cap companies, and they may be expected to do so in the future.



    - RISKS OF MID CAP COMPANIES. Value Series, Mid Cap Stock Series, Global Growth Series and Growth Stock Series are subject to the risks of investing in mid cap companies. To the extent it invests in mid cap companies, Blue Chip Stock Series may also be subject to the risks of investing in mid cap companies. Mid cap companies may have somewhat limited product lines, markets and financial resources and may depend upon a relatively small management group. Stocks of these companies may therefore be more vulnerable to adverse developments than those of larger companies and therefore may have greater volatility than more established companies.


    - RISKS OF LARGE CAP COMPANIES. Each Equity Series and Asset Allocation Series may invest in stocks of large-capitalization companies, and American Leaders Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II and Large Cap Growth Series focus on such stocks. Large company stocks historically have tended to be less volatile than stocks of smaller companies. In the long run, however, large company stocks may produce more modest gains than stocks of smaller companies as a trade-off for this potentially lower risk.

    - OVER-THE-COUNTER RISK. Each Equity Series and Asset Allocation Series may invest in companies whose stocks trade in the over-the-counter market. Over-the-counter ("OTC") transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the Series may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

    - RISKS OF INITIAL PUBLIC OFFERINGS. Each Equity Series and Asset Allocation Series may invest in initial public offerings ("IPOs"). Companies making initial public offerings of their stock generally have limited operating histories and prospects for future profitability may be uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market and the small number of shares available for trading.

    - RISKS OF FOREIGN INVESTING. Money Market Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Global Growth Series, Global Equity Series, Large Cap Growth Series and Investors Growth Series may invest in foreign securities as a principal investment strategy. A Series' investment in foreign securities subjects it to risks not typically associated with U.S. investing. Because of these risks, the Series may be subject to greater volatility than most mutual funds which invest principally in domestic securities. These risks include:

         Currency risk. Because the Series invest in securities denominated in currencies other than the U.S. dollar, and because the Series may hold foreign currencies, the Series may be affected favorably or unfavorably by changes in currency exchange rates. Changes in exchange rates will affect a Series' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. This risk factor does not apply to Money Market Series, which invests only in U.S. dollar denominated obligations.

         Information risk. There may be less publicly available information about foreign securities and issuers than is available about domestic securities and issuers. In addition, foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those which apply to domestic companies.

         Foreign securities market risk. Securities of some foreign companies are less liquid than securities of comparable domestic companies, and their prices may be more volatile. In addition, there may be delays in the settlement of foreign securities transactions. Trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Securities traded on foreign exchanges may be subject to further risks due to the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, there is generally less governmental supervision and regulation of foreign stock exchanges. Stock markets in emerging markets can be more volatile during periods of investment uncertainty than established major exchanges.

         Political and economic risk. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

    - RISKS OF EMERGING MARKETS. Multisector Bond Series, Capital Opportunities Series, International Stock Series II, Global Growth Series and Global Equity Series may invest in emerging markets as a principal investment strategy. The other Series that invest in foreign securities may invest in emerging markets to a more limited extent. Emerging markets tend to be in the less economically developed regions of the world. The risks of foreign investing are of greater concern in the case of investments in emerging markets, which may exhibit greater price volatility and have less liquidity. Risks of investing in securities issued by companies in emerging market countries include, among other things, greater social, political and economic instability, lack of liquidity and greater price volatility due to small market size and low trading volume, certain national policies that restrict investment opportunities and the lack of a developed judicial system.

    - RISKS OF FORWARD CURRENCY EXCHANGE CONTRACTS, FUTURES AND OPTIONS TRANSACTIONS. Multisector Bond Series, Capital Opportunities Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Global Equity Series, Large Cap Growth Series and Investors Growth Series may engage in forward currency exchange contracts and/or futures and options transactions as a principal investment strategy. Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series may also invest a portion of their assets in options. The use of these derivative instruments exposes the Series to additional investment risks and transaction costs. Risks inherent in the use of derivative instruments include:


    - the risk that interest rates, securities prices or currency markets will not move in the direction that a Series' sub-adviser anticipates;


    - an imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged;

    - the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

    - leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the Series' initial investment in that instrument; and

    - particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the Series worse off than if it had not entered into the position.


    If a Series uses derivative instruments and if the Series' sub-adviser's judgment proves incorrect, the Series' performance could be worse than if it had not used these instruments.



    - LIQUIDITY RISK. Each Series may invest in illiquid securities which by their nature cannot be sold readily. Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series may invest up to 5% of net assets in illiquid securities. Global Growth Series may invest up to 10% of net assets in illiquid securities. Each other Series may invest up to 15% of net assets in illiquid securities. HL Advisors and/or the sub-advisers continuously monitor the liquidity of portfolio securities and may determine that, because of a reduction in liquidity subsequent to purchase, securities which originally were determined to be liquid have become illiquid. As a result, more than the stated maximum of a Series' net assets could be invested in illiquid securities. A Series may have to accept a less-than-desirable price to complete the sale of an illiquid security or may not be able to sell it at all.


    - RISKS OF SECURITIES LENDING. Each Series may lend up to 33 1/3% of the value of its total assets. When a Series loans its portfolio securities, it will receive cash collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the Series risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. In addition, each Series invests the cash collateral in high grade money market securities, which are subject to credit or default risk.


    - RISKS OF SHORT-TERM TRADING. Due to many factors, each Series may trade securities frequently and hold securities in their portfolios for one year or less. Frequent purchases and sales of portfolio securities will increase a Series' transaction costs. Factors that can lead to short-term trading include market volatility; a significant positive or negative development concerning a security; and the need to sell a security to meet redemption activity in the Series.



    - MANAGEMENT RISK. All Series, with the exception of S&P 500 Index Series, are actively managed by professionals with extensive portfolio management experience and expertise. The performance of a Series will reflect in part the ability of the Series' sub-adviser to select securities which are suited to achieving the Series' investment objectives. Due to their active management, the Series could underperform other mutual funds with similar investment objectives or the market generally.



    - TRANSACTION RISK. Each Series is subject to transaction risk. This means that the Series may be delayed or unable to settle a transaction or that commissions and settlement expenses may be higher than usual. In the case of foreign securities, use of a foreign securities depository to maintain Series assets may increase this risk. This risk may be minimized through an analysis and continuous monitoring, by the Series' primary custodian, of the custodial risks of using the depository.



    - OPPORTUNITY RISK. Each Series is subject to the risk that it may miss out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments or strategies.



    - INFLATION RISK. Even if the principal value of your investment in a Series, or your income from that investment, remains constant or increases, their real value may be less in the future because of inflation. Thus, as inflation occurs, the purchasing power of your Series shares and distributions may decline, even if their value in dollars increases.



    - EURO CONVERSION. On January 1, 1999, the European Monetary Union ("EMU") introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Countries participating in the EMU are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.


    Whether the Euro conversion will materially affect the performance of Series investing in foreign securities is uncertain. A Series may be affected by the Euro's impact on the business or financial condition of European issuers held by that Series. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets. To the extent the Series hold non-U.S. dollar (Euro or other) denominated securities, they will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The tables that follow present performance information about the shares of each Series. This information is intended to help you understand each Series' financial performance for the past five years or, if shorter, the period of the Series' operations. Some of this information reflects financial results for a single Series share. The total returns in the tables represent the rate that you would have earned or lost on an investment in a Series, assuming you reinvested all of your dividends and distributions.


This information has been audited by KPMG LLP, independent auditors, whose report, along with the Series' financial statements, is included in the Series' annual report, which is available upon request.
--------------------------------------------------------------------------------


                                                                                  YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
                    MONEY MARKET SERIES                           2000        1999        1998        1997          1996
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................      $11.20      $11.06      $11.03      $10.94      $10.83
----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................         .69         .54         .57         .58         .57
  Net realized and unrealized gain (loss) on investments....          --          --          --          --          --
----------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................         .69         .54         .57         .58         .57
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................        (.57)       (.40)       (.54)       (.49)       (.46)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................      $11.32      $11.20      $11.06      $11.03      $10.94
----------------------------------------------------------------------------------------------------------------------------
Total return@...............................................        6.23%       4.96%       5.32%       5.34%       5.17 %
Net assets end of year (000s omitted).......................    $ 93,733    $124,105    $ 77,097    $ 57,009    $ 61,906
Ratio of expenses to average daily net assets...............         .36%        .35%        .35%        .38%        .38 %
Ratio of net investment income to average daily net
  assets....................................................        6.01%       4.88%       5.18%       5.19%       5.14 %
----------------------------------------------------------------------------------------------------------------------------


@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.


----------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------------------------
U.S. GOVERNMENT SECURITIES SERIES                                 2000        1999        1998        1997          1996
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................      $10.13      $10.93      $10.68      $10.57      $11.16
----------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................         .70         .63         .60         .80         .67
  Net realized and unrealized gain (loss) on investments....         .46        (.84)        .34         .12        (.51)
----------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................        1.16        (.21)        .94         .92         .16
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................        (.70)       (.59)       (.69)       (.81)       (.75)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................      $10.59      $10.13      $10.93      $10.68      $10.57
----------------------------------------------------------------------------------------------------------------------------
Total return@...............................................       11.81%      (1.94%)      8.87%       9.08%      2.21%
Net assets end of year (000s omitted).......................    $141,415    $138,658    $152,672    $142,070    $161,678
Ratio of expenses to average daily net assets...............         .52%        .52%        .51%        .54%        .53 %
Ratio of net investment income to average daily net
  assets....................................................        6.28%       5.64%       5.53%       6.03%       6.17 %
Portfolio turnover rate.....................................         128%         97%        114%        148%        176 %
----------------------------------------------------------------------------------------------------------------------------


@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
            DIVERSIFIED INCOME SERIES                      2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year................         $10.91         $11.91         $11.98         $11.70         $12.20
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.........................            .94            .85            .73            .91            .82
  Net realized and unrealized gain (loss) on
    investments...................................           (.15)         (1.05)           .01            .26           (.40)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.............................            .79           (.20)           .74           1.17            .42
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net....................           (.91)          (.80)          (.81)          (.89)          (.91)
  Excess distributions of net realized gains......             --             --             --             --           (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...............           (.91)          (.80)          (.81)          (.89)          (.92)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year......................         $10.79         $10.91         $11.91         $11.98         $11.70
---------------------------------------------------------------------------------------------------------------------------------
Total return@.....................................           7.48%         (1.68%)         6.31%         10.44%          4.15 %
Net assets end of year (000s omitted).............        $92,468       $101,153       $115,182       $105,200       $105,831
Ratio of expenses to average daily net assets.....            .53%           .54%           .52%           .55%           .55 %
Ratio of net investment income to average daily
  net assets......................................           7.52%          6.78%          6.56%          7.11%          6.86 %
Portfolio turnover rate...........................             74%            87%            96%           166%           171 %



---------------------------------------------------------------------------------------------------------------------------------

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                      YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------
             MULTISECTOR BOND SERIES                       2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year................         $10.26         $11.56         $10.65         $11.11         $11.30
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net.........................            .65            .57            .30            .46            .57
  Net realized and unrealized gain (loss) on
    investments and
    foreign currency transactions.................           (.21)         (1.44)          1.13           (.45)          (.13)
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.............................            .44           (.87)          1.43            .01            .44
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net....................           (.20)          (.35)          (.19)          (.37)          (.43)
  From net realized gains.........................             --           (.08)          (.33)          (.10)          (.20)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...............           (.20)          (.43)          (.52)          (.47)          (.63)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year......................         $10.50         $10.26         $11.56         $10.65         $11.11
---------------------------------------------------------------------------------------------------------------------------------
Total return@.....................................           4.27%         (7.53%)        13.49%          0.14%          3.32 %
Net assets end of year (000s omitted).............        $23,300        $24,926        $24,659        $20,692        $20,228
Ratio of expenses to average daily net assets.....            .94%           .90%           .88%          1.10%          1.02 %
Ratio of net investment income to average daily
  net assets......................................           6.22%          3.83%          4.19%          4.41%          5.07 %
Portfolio turnover rate...........................            284%           194%           190%           168%           129 %
---------------------------------------------------------------------------------------------------------------------------------



 @ These are the Series' total returns during the periods, including reinvestment of all dividend and capital gains distributions.


 +On March 15, 2000, Multisector Bond Series, formerly known as Global Bond
  Series, changed its investment objective in conjunction with a change in sub-adviser. As Global Bond Series, the Series invested principally in high quality U.S. and foreign government and corporate fixed income securities, the new investment objective of the Series is to invest in U.S. and foreign government obligations and fixed rate corporate debt including investment and non-investment grade bonds. The Series' sub-adviser changed from Mercury Asset Management International Ltd., to AIM Capital Management, Inc.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------------
                     HIGH YIELD SERIES                         2000          1999          1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $9.09         $9.91        $10.77         $9.83         $9.74
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................      .99           .89           .75           .96          1.04
  Net realized and unrealized gain (loss) on investments....    (1.50)         (.80)         (.71)           --           .13
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................     (.51)          .09           .04           .96          1.17
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................     (.97)         (.91)         (.83)         (.02)        (1.03)
  From net realized gains...................................       --            --          (.07)           --            --
  Excess distributions of net realized gains................       --            --            --            --          (.05)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (.97)         (.91)         (.90)         (.02)        (1.08)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $7.61         $9.09         $9.91        $10.77         $9.83
---------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................    (6.40%)        1.17%          .62%         9.76%        10.52 %
Net assets end of year (000s omitted).......................  $53,916       $68,166       $70,983       $59,228       $42,578
Ratio of expenses to average daily net assets...............      .56%          .57%          .56%          .62%          .63 %
Ratio of net investment income to average daily net
  assets....................................................    10.21%         9.19%         9.39%        10.31%        10.22 %
Portfolio turnover rate.....................................       68%           75%          120%          353%          235 %
---------------------------------------------------------------------------------------------------------------------------------


 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
                ASSET ALLOCATION SERIES                    2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................    $22.78         $21.09         $17.62         $16.99         $15.90
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net..............................       .57            .54            .49            .59            .61
  Net realized and unrealized gain (loss) on
    investments........................................      (.42)          3.27           3.02           2.82           1.38
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..................................       .15           3.81           3.51           3.41           1.99
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.........................      (.53)          (.49)          (.01)          (.59)          (.61)
  From net realized gains..............................     (3.09)         (1.63)          (.03)         (2.19)          (.28)
  Excess distributions of net realized gains...........        --             --             --             --           (.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders....................     (3.62)         (2.12)          (.04)         (2.78)          (.90)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........................    $19.31         $22.78         $21.09         $17.62         $16.99
---------------------------------------------------------------------------------------------------------------------------------
Total return@..........................................       .16%         19.56%         19.97%         20.24%         12.50 %
Net assets end of year (000s omitted)..................  $665,369       $679,957       $593,878       $482,280       $397,712
Ratio of expenses to average daily net assets..........       .51%           .52%           .51%           .53%           .54 %
Ratio of net investment income to average daily net
  assets...............................................      2.87%          2.58%          2.64%          3.16%          3.66 %
Portfolio turnover rate................................       141%           178%           114%           113%           115 %
---------------------------------------------------------------------------------------------------------------------------------


@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

-----------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
AMERICAN LEADERS SERIES                                                    2000+
-----------------------------------------------------------------------------------------
Net asset value, beginning of period........................              $10.35
-----------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................                 .04
  Net realized and unrealized gain on investments...........                 .47
-----------------------------------------------------------------------------------------
Total from operations.......................................                 .51
-----------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................                (.05)
  From net realized gains on investments....................                (.01)
-----------------------------------------------------------------------------------------
Total distributions to shareholders.........................                (.06)
-----------------------------------------------------------------------------------------
Net asset value, end of period..............................              $10.80
-----------------------------------------------------------------------------------------
Total return@...............................................                4.85%
Net assets end of period (000s omitted).....................              $7,836
Ratio of expenses to average daily net assets...............                1.25%*(a)
Ratio of net investment income to average daily net
  assets....................................................                 .80%*(a)
Portfolio turnover rate.....................................                  27%
-----------------------------------------------------------------------------------------



 * Annualized


@ This is the Series' total return during the period, including reinvestment of all dividend and capital gains distributions.


 + For the period May 1, 2000 (commencement of operations) to June 30, 2000. The
   Series' inception was April 3, 2000, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000 through May 1, 2000, as the Series' shares were not registered during that period.


(a)The adviser has voluntarily undertaken to limit annual expenses for American Leader Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had a waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and .55%, respectively.



---------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
VALUE SERIES                                                2000           1999           1998           1997          1996+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......................    $15.65         $14.38         $13.42         $11.38        $10.27
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...............................       .14            .13            .16            .12           .14
  Net realized and unrealized gain on investments.......      2.68           1.15           1.13           2.75          1.10
---------------------------------------------------------------------------------------------------------------------------------
Total from operations...................................      2.82           1.28           1.29           2.87          1.24
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..........................      (.13)            --           (.16)          (.13)         (.13)
  From net realized gains...............................      (.96)          (.01)          (.17)          (.70)           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.....................     (1.09)          (.01)          (.33)          (.83)         (.13)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year............................    $17.38         $15.65         $14.38         $13.42        $11.38
---------------------------------------------------------------------------------------------------------------------------------
Total return@...........................................     18.49%          8.96%          9.64%         25.24%        11.49 %
Net assets end of year (000s omitted)...................  $111,590        $94,583        $87,604        $55,058       $13,951
Ratio of expenses to average daily net assets...........       .76%           .78%           .76%           .83%          .87 %*
Ratio of net investment income to average daily net
  assets................................................       .87%           .85%          1.26%          1.41%         1.72 %*
Portfolio turnover rate.................................       171%           211%           332%           121%           36 %
---------------------------------------------------------------------------------------------------------------------------------


 * Annualized

@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.


 +For the period May 1, 1996 (commencement of operations) to December 31, 1996.
  The Series' inception was March 28, 1996, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Information is not presented for the period from March 28, 1996, through May 1, 1996, as the Series' shares were not registered during that period.

-----------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
CAPITAL OPPORTUNITIES SERIES                                               2000+
-----------------------------------------------------------------------------------------
Net asset value, beginning of period........................              $ 10.61
-----------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................                 (.01)
  Net realized and unrealized gain (loss) on investments....                (1.23)
-----------------------------------------------------------------------------------------
Total from operations.......................................                (1.24)
-----------------------------------------------------------------------------------------
Net asset value, end of period..............................              $  9.37
-----------------------------------------------------------------------------------------
Total return@...............................................               (11.68%)
Net assets end of period (000s omitted).....................              $16,162
Ratio of expenses to average daily net assets...............                 1.31%*(a)
Ratio of net investment income (loss) to average daily net
  assets....................................................                 (.12%)*(a)
Portfolio turnover rate.....................................                   63%
-----------------------------------------------------------------------------------------



 * Annualized


@ This is the Series' total return during the period, including reinvestment of all dividend and capital gains distributions.


 + For the period May 1, 2000 (commencement of operations) to December 31, 2000.
   The Series' inception was April 3, 2000, when initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the Series' shares were not registered during that period.


(a)The adviser had voluntarily undertaken to limit it annual expenses for Capital Opportunities Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.38% and (.19%), respectively.



---------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
GROWTH & INCOME SERIES                                     2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................    $21.94         $21.23         $18.76         $15.16         $12.83
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net..............................       .28            .33            .48            .40            .34
  Net realized and unrealized gain on investments......       .85           1.81           2.00           3.80           2.54
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..................................      1.13           2.14           2.48           4.20           2.88
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.........................      (.34)          (.50)            --           (.39)          (.34)
  From net realized gains..............................     (2.91)          (.93)          (.01)          (.21)          (.21)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders....................     (3.25)         (1.43)          (.01)          (.60)          (.55)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........................    $19.82         $21.94         $21.23         $18.76         $15.16
---------------------------------------------------------------------------------------------------------------------------------
Total return@..........................................      5.13%         10.72%         13.21%         27.69%         21.51 %
Net assets end of year (000s omitted)..................  $291,918       $317,186       $312,939       $244,970       $134,932
Ratio of expenses to average daily net assets..........       .67%           .69%           .67%           .70%           .76 %
Ratio of net investment income to average daily net
  assets...............................................      1.23%          1.41%          2.45%          2.63%          2.38 %
Portfolio turnover rate................................       101%            95%            30%            11%            20 %
---------------------------------------------------------------------------------------------------------------------------------


@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
S&P 500 INDEX SERIES                                        2000           1999           1998           1997          1996+
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year......................    $22.66         $18.83         $14.93         $11.47        $10.09
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...............................       .17            .17            .16            .12           .10
  Net realized and unrealized gain (loss) on
    investments.........................................     (2.28)          3.66           4.03           3.58          1.37
---------------------------------------------------------------------------------------------------------------------------------
Total from operations...................................     (2.11)          3.83           4.19           3.70          1.47
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..........................      (.16)            --           (.16)          (.12)         (.09)
  From net realized gains...............................      (.24)            --           (.13)          (.12)           --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.....................      (.40)            --           (.29)          (.24)         (.09)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year............................    $20.15         $22.66         $18.83         $14.93        $11.47
---------------------------------------------------------------------------------------------------------------------------------
Total return@...........................................     (9.53%)        20.34%         28.11%         32.32%        14.29 %
Net assets end of year (000s omitted)...................  $391,475       $424,773       $252,832       $109,572       $21,979
Ratio of expenses to average daily net assets...........       .45%           .46%           .46%           .51%          .79 %*
Ratio of net investment income to average daily net
  assets................................................       .78%           .92%          1.17%          1.41%         1.47 %*
Portfolio turnover rate.................................         8%             3%             3%             5%            6 %
---------------------------------------------------------------------------------------------------------------------------------



 *Annualized.

 + For the period May 1, 1996 (commencement of operations) to December 31, 1996.
   The Series' inception was March 28, 1996, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the Series' shares were not registered during that period.
 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                   BLUE CHIP STOCK SERIES                       2000          1999         1998         1997         1996+
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................    $21.93        $18.58       $14.76       $11.67       $10.07
-------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................      (.02)          .02          .05          .07          .07
  Net realized and unrealized gain (loss) on investments....      (.41)         3.65         4.09         3.08         1.60
-------------------------------------------------------------------------------------------------------------------------------
Total from operations.......................................      (.43)         3.67         4.14         3.15         1.67
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................        --          (.02)        (.06)        (.06)        (.07)
  From net realized gains...................................     (1.87)         (.30)        (.26)          --           --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................     (1.87)         (.32)        (.32)        (.06)        (.07)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year................................    $19.63        $21.93       $18.58       $14.76       $11.67
-------------------------------------------------------------------------------------------------------------------------------
Total return@...............................................     (2.47%)       19.88%       28.07%       27.00%       16.24%
Net assets end of year (000s omitted).......................  $293,654      $284,229      $182,921     $78,729      $17,606
Ratio of expenses to average daily net assets...............       .92%          .92%         .94%        1.02%        1.13%*
Ratio of net investment income (loss) to average daily net
  assets....................................................      (.09%)         .10%         .41%         .75%         .82%*
Portfolio turnover rate.....................................        52%           40%          34%          24%          17%
-------------------------------------------------------------------------------------------------------------------------------


 * Annualized.
 + For the period May 1, 1996 (commencement of operations) to December 31, 1996.
   The Series' inception was March 28, 1996, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1996. Supplementary information is not presented for the period from March 28, 1996, through May 1, 1996, as the Series' shares were not registered during that period.
 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

-----------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
BLUE CHIP STOCK SERIES II                                                  2000+
-----------------------------------------------------------------------------------------
Net asset value, beginning of period........................               $10.36
-----------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................                 (.01)
  Net realized and unrealized gain (loss) on investments....                (1.23)
-----------------------------------------------------------------------------------------
Total from operations.......................................                (1.24)
-----------------------------------------------------------------------------------------
Net asset value, end of period..............................                $9.12
-----------------------------------------------------------------------------------------
Total return@...............................................              (11.95%)
Net assets end of period (000s omitted).....................              $15,186
Ratio of expenses to average daily net assets...............                1.38%*(a)
Ratio of net investment income (loss) to average daily net
  assets....................................................                (.16%)*(a)
Portfolio turnover rate.....................................                  18%
-----------------------------------------------------------------------------------------



  *Annualized


 @This is the Series' total return during the period, including reinvestment of all dividend and capital gains distributions.


  +For the period May 1, 2000 (commencement of operations) to December 31, 2000.
   The Series' inception was April 3, 2000, when initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the Series' shares were not registered during that period.


 (a)The adviser had voluntarily undertaken to limit annual expenses for Blue Chip Stock II (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.30% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.50% and (.28%), respectively.



---------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------------------------
INTERNATIONAL STOCK SERIES                                   2000           1999           1998          1997          1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......................    $17.94         $14.48         $13.36        $12.44        $11.27
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net................................       .06            .18            .15           .13           .20
  Net realized and unrealized gain (loss) on investments
    and foreign
    currency transactions................................     (1.78)          3.30           2.03          1.35          1.48
---------------------------------------------------------------------------------------------------------------------------------
Total from operations....................................     (1.72)          3.48           2.18          1.48          1.68
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net...........................      (.47)          (.01)          (.26)         (.15)         (.21)
  From net realized gains................................      (.68)          (.01)          (.80)         (.41)         (.30)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders......................     (1.15)          (.02)         (1.06)         (.56)         (.51)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year.............................    $15.07         $17.94         $14.48        $13.36        $12.44
---------------------------------------------------------------------------------------------------------------------------------
Total return@............................................     (9.79%)        23.99%         16.47%        11.99%        14.02%
Net assets end of year (000s omitted)....................  $149,229       $143,969       $103,056       $79,142       $52,331
Ratio of expenses to average daily net assets............       .93%           .94%           .94%         1.08%         1.15%
Ratio of net investment income to average daily net
  assets.................................................       .85%          1.26%          1.20%         1.10%         1.71%
Portfolio turnover rate..................................        44%            29%            44%           30%           27%
---------------------------------------------------------------------------------------------------------------------------------


 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                                         -----------------------------------
INTERNATIONAL STOCK SERIES II (FORMERLY GLOBAL ASSET ALLOCATION SERIES)   2000+         1999          1998
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year...                                     $13.17        $14.32        $13.29
------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net...                                         (.14)          .22           .28
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions....                                               (.89)         (.34)         1.81
------------------------------------------------------------------------------------------------------------
Total from operations........                                              (1.03)         (.12)         2.09
------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net...                                           (.02)         (.24)         (.31)
  From net realized gains....                                               (.97)         (.79)         (.75)
------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...                                      (.99)        (1.03)        (1.06)
------------------------------------------------------------------------------------------------------------
Net asset value, end of year...                                           $11.15        $13.17        $14.32
------------------------------------------------------------------------------------------------------------
Total return@................                                              (8.17%)        (.87%)       15.96%
Net assets end of year (000s omitted)...                                 $46,235       $66,067       $69,086
Ratio of expenses to average daily net assets...                            1.06%         1.02%         1.01%
Ratio of net investment income to average daily net assets...               1.72%         2.26%         2.13%
Portfolio turnover rate......                                                130%*          59%           69%
------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------  -------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                         -------------------------
INTERNATIONAL STOCK SERIES II (FORMERLY GLOBAL ASSET ALLOCATION SERIES)   1997          1996
-----------------------------------------------------------------------  -------------------------
Net asset value, beginning of year...                                     $12.34        $11.42
-----------------------------------------------------------------------
Operations:
  Investment income (loss) - net...                                          .28           .36
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions....                                               1.39          1.19
-----------------------------------------------------------------------
Total from operations........                                               1.67          1.55
-----------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net...                                           (.26)         (.38)
  From net realized gains....                                               (.46)         (.25)
-----------------------------------------------------------------------
Total distributions to shareholders...                                      (.72)         (.63)
-----------------------------------------------------------------------
Net asset value, end of year...                                           $13.29        $12.34
-----------------------------------------------------------------------
Total return@................                                              13.51%        12.72%
Net assets end of year (000s omitted)...                                 $52,482       $37,307
Ratio of expenses to average daily net assets...                            1.16%         1.20%
Ratio of net investment income to average daily net assets...               2.42%         3.01%
Portfolio turnover rate......                                                 51%           46%
-----------------------------------------------------------------------


 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

  *A high turnover rate in year 2000 was primarily due to the change in sub-adviser and investment objective.


  +Effective September 1, 2000, Global Asset Allocation Series changed its sub-adviser and investment objective. The Series' new name is International Stock Series II. The investment objective of the Series was to maximize total return, to be derived primarily from capital appreciation, dividends and interest, by following a flexible asset allocation strategy investing in global securities. The new investment objective is long-term growth of capital through investments primarily in the common stocks of well-established, non-U.S. companies and to diversify broadly among developed and emerging countries. The Series' sub-adviser changed from Morgan Stanley Asset Management Ltd., to T. Rowe Price International, Inc.

-------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------
MID CAP STOCK SERIES                                           2000          1999          1998+
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $10.68         $9.64         $9.94
-------------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................      .02           .01           .02
  Net realized and unrealized gain (loss) on investments....      .93          1.04          (.30)
-------------------------------------------------------------------------------------------------------
Total from operations.......................................      .95          1.05          (.28)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................     (.02)         (.01)         (.02)
  From net realized gains...................................    (1.30)           --            --
-------------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................    (1.32)         (.01)         (.02)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year................................  $ 10.31       $ 10.68       $  9.64
-------------------------------------------------------------------------------------------------------
Total return@...............................................     8.71%        10.97%        (2.89%)
Net assets end of year (000s omitted).......................  $37,767       $24,800       $12,995
Ratio of expenses to average daily net assets...............     1.05%         1.18%         1.25%*(a)
Ratio of net investment income to average daily net
  assets....................................................      .18%          .15%          .19%*(a)
Portfolio turnover rate.....................................      123%           73%           66%
-------------------------------------------------------------------------------------------------------


  * Annualized.
  + For the period May 1, 1998 (commencement of operations) to December 31,
    1998. The Series' inception was March 25, 1998, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the Series' shares were not registered during that period.
 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

 (a) The adviser had voluntarily undertaken to limit annual expenses for Mid Cap Stock Series (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had this waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.40% and .04%, respectively.

-----------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------
SMALL CAP VALUE SERIES                                         2000          1999          1998+
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of year..........................   $10.20         $9.28         $9.96
-----------------------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................      .17           .12           .07
  Net realized and unrealized gain (loss) on investments....     2.54          1.27          (.62)
-----------------------------------------------------------------------------------------------------
Total from operations.......................................     2.71          1.39          (.55)
-----------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................     (.17)         (.11)         (.07)
  From net realized gains...................................    (1.00)         (.36)         (.06)
-----------------------------------------------------------------------------------------------------
Total distributions to shareholders.........................    (1.17)         (.47)         (.13)
-----------------------------------------------------------------------------------------------------
Net asset value, end of year................................   $11.74        $10.20         $9.28
-----------------------------------------------------------------------------------------------------
Total return@...............................................    27.00%        15.34%        (5.48%)
Net assets end of year (000s omitted).......................  $58,027       $39,171       $16,503
Ratio of expenses to average daily net assets...............     1.03%         1.04%         1.24%*
Ratio of net investment income to average daily net
  assets....................................................     1.71%         1.57%         1.56%*
Portfolio turnover rate.....................................       90%           68%           57%
-----------------------------------------------------------------------------------------------------


 * Annualized.
 + For the period May 1, 1998 (commencement of operations) to December 31, 1998.
   The Series' inception was March 25, 1998, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the Series' shares were not registered during that period.
 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.


---------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
GLOBAL GROWTH SERIES                                       2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.....................    $34.72         $22.57         $20.29         $19.00         $15.97
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net.......................      (.01)            --            .03            .02            .03
  Net realized and unrealized gain (loss) on
    investments and foreign
    currency transactions..............................     (5.50)         12.78           2.27           1.27           3.03
---------------------------------------------------------------------------------------------------------------------------------
Total from operations..................................     (5.51)         12.78           2.30           1.29           3.06
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net.........................      (.25)          (.03)          (.02)            --           (.03)
  From net realized gains..............................     (3.55)          (.60)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions to shareholders....................     (3.80)          (.63)          (.02)            --           (.03)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year...........................    $25.41         $34.72         $22.57         $20.29         $19.00
---------------------------------------------------------------------------------------------------------------------------------
Total return@..........................................    (17.81%)        57.68%         11.36%          6.82%         19.10%
Net assets end of year (000s omitted)..................  $403,516       $474,180       $351,476       $353,255       $319,831
Ratio of expenses to average daily net assets..........       .75%           .77%           .75%           .79%           .79%
Ratio of net investment income (loss) to average daily
  net assets...........................................        --           (.01%)          .12%           .12%           .15%
Portfolio turnover rate................................        26%            44%            32%            35%            14%
---------------------------------------------------------------------------------------------------------------------------------


 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

-------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
GLOBAL EQUITY SERIES                                                   2000+
-------------------------------------------------------------------------------------
Net asset value, beginning of period........................           $10.28
-------------------------------------------------------------------------------------
Operations:
  Investment income - net...................................              .01
  Net realized and unrealized gain (loss) on investments and foreign
    currency transactions...................................             (.68)
-------------------------------------------------------------------------------------
Total from operations.......................................             (.67)
-------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net..............................             (.03)
-------------------------------------------------------------------------------------
Net asset value, end of period..............................            $9.58
-------------------------------------------------------------------------------------
Total return@...............................................            (6.55%)
Net assets end of period (000s omitted).....................           $9,833
Ratio of expenses to average daily net assets...............             1.43%*(a)
Ratio of net investment income to average daily net
  assets....................................................              .33%*(a)
Portfolio turnover rate.....................................               53%
-------------------------------------------------------------------------------------


 * Annualized.

@This is the Series' total return during the period, including reinvestment of all dividend and capital gains distributions.


 +For the period May 1, 2000 (commencement of operations) to June 30, 2000. The
  Series' inception was April 3, 2000, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the Series' shares were not registered during that period.


(a)The adviser has voluntarily undertaken to limit annual expenses for Global Equity Series (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.35% of the average net assets until the portfolio reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.86% and (.10%), respectively.



----------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                ------------------------------------
LARGE CAP GROWTH SERIES                                          2000       1999       1998+
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period........................     $15.05     $12.04     $10.16
----------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................       (.03)      (.01)        --
  Net realized and unrealized gain (loss) on investments....      (2.59)      3.28       1.88
----------------------------------------------------------------------------------------------------
Total from operations.......................................      (2.62)      3.27       1.88
Distributions to shareholders:
  From net realize gains....................................       (.57)      (.26)        --
----------------------------------------------------------------------------------------------------
Net asset value, end of period..............................     $11.86     $15.05     $12.04
----------------------------------------------------------------------------------------------------
Total return@...............................................    (17.95%)    27.22%      18.61%
Net assets end of period (000s omitted).....................    $98,814    $87,061    $19,121
Ratio of expenses to average daily net assets...............       .96%       .97%       1.25%   *(a)
Ratio of net investment income (loss) to average daily net
  Assets....................................................      (.27%)     (.09%)       .03%   *(a)
Portfolio turnover rate.....................................        68%        50%         36%
----------------------------------------------------------------------------------------------------



 *Annualized.

 + For the period May 1, 1998 (commencement of operations) to December 31, 1998.
   The Series' inception was March 25, 1998, when it was initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 1998. Information is not presented for the period from March 25, 1998, through May 1, 1998, as the Series' shares were not registered during that period.
@ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

(a) The adviser had voluntarily undertaken to limit annual expenses for Large Cap Growth Series (exclusive of interest, taxes, brokerage commissions and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets. For the period presented, had this waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.27% and .01%, respectively.

-------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
INVESTORS GROWTH SERIES                                                2000+
-------------------------------------------------------------------------------------
Net asset value, beginning of period........................           $10.42
-------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net............................             (.02)
  Net realized and unrealized gain (loss) on investments....            (1.04)
-------------------------------------------------------------------------------------
Total from operations.......................................            (1.06)
-------------------------------------------------------------------------------------
Distributions to shareholders:
  From net realized gains on investments....................             (.01)
-------------------------------------------------------------------------------------
Net asset value, end of period..............................            $9.35
-------------------------------------------------------------------------------------
Total return@...............................................           (10.16%)
Net assets end of period (000s omitted).....................          $14,052
Ratio of expenses to average daily net assets...............             1.39% *(a)
Ratio of net investment income (loss) to average daily net
  assets....................................................             (.28%)*(a)
Portfolio turnover rate.....................................              164%
-------------------------------------------------------------------------------------



 *Annualized.


@This is the Series' total return during the period, including reinvestment of all dividend and capital gains distributions.


 +For the period May 1, 2000 (commencement of operations) to December 31, 2000.
  The Series' inception was April 3, 2000, when initially capitalized. However, the Series' shares did not become effectively registered under the Securities Act of 1933 until May 1, 2000. Information is not presented for the period from April 3, 2000, through May 1, 2000, as the Series' shares were not registered during that period.


(a)The adviser had voluntarily undertaken to limit annual expenses for Investors Growth (exclusive of interest, taxes, brokerage commission and non-recurring extraordinary charges and expenses) to 1.25% of the average net assets until the fund reaches $10,000,000 in average net assets. For the period presented, had the waiver and reimbursement of expenses not been in effect, the ratios of expenses and net investment income to average daily net assets would have been 1.53% and (.42%), respectively.



---------------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                     ----------------------------------------------------------------------------
             GROWTH STOCK SERIES                        2000             1999            1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year............       $    45.14       $    41.09       $  36.64       $  32.59       $  28.09
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net..............             (.03)            (.05)           .09            .12            .12
  Net realized and unrealized gain (loss) on
    investments...............................             2.99            17.42           6.40           3.93           4.50
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.........................             2.96            17.37           6.49           4.05           4.62
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net................               --             (.09)          (.13)            --           (.12)
  From net realized gains on investments......            (7.44)          (13.23)         (1.91)            --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...........            (7.44)          (13.32)         (2.04)            --           (.12)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year..................       $    40.66       $    45.14       $  41.09       $  36.64       $  32.59
---------------------------------------------------------------------------------------------------------------------------------
Total return@.................................             3.99%           55.17%         19.01%         12.42%         16.41%
Net assets end of year (000s omitted).........       $1,063,005       $1,044,728       $762,354       $707,155       $661,217
Ratio of expenses to average daily net
  assets......................................              .64%             .66%           .65%           .66%           .67%
Ratio of net investment income (loss) to
  average daily net assets....................             (.08)%           (.18)%          .21%           .33%           .39%
Portfolio turnover rate.......................              120%             175%           106%            19%            30%
---------------------------------------------------------------------------------------------------------------------------------



@These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                         ------------------------------------------------------------------------
             AGGRESSIVE GROWTH SERIES                      2000           1999           1998           1997           1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year................       $  33.79       $  16.70       $  13.81       $  13.62       $  12.68
---------------------------------------------------------------------------------------------------------------------------------
Operations:
  Investment income (loss) - net..................             --           (.04)           .01            .03            .03
  Net realized and unrealized gain (loss) on
    investments...................................          (3.06)         17.86           2.91            .16            .94
---------------------------------------------------------------------------------------------------------------------------------
Total from operations.............................          (3.06)         17.82           2.92            .19            .97
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From investment income - net....................             --           (.01)          (.03)            --           (.03)
  From net realized gains on investments..........          (7.00)          (.72)            --             --             --
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders...............          (7.00)          (.73)          (.03)            --           (.03)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year......................       $  23.73       $  33.79       $  16.70       $  13.81       $  13.62
---------------------------------------------------------------------------------------------------------------------------------
Total return@.....................................         (15.08)%       109.25%         21.17%          1.43%          7.64%
Net assets end of year (000s omitted).............       $352,615       $333,158       $149,860       $122,455       $ 96,931
Ratio of expenses to average daily net assets.....            .66%           .72%           .72%           .76%           .78%
Ratio of net investment income (loss) to average
  daily net assets................................            .01%          (.22)%          .06%           .24%           .22%
Portfolio turnover rate...........................            160%           264%           135%            25%            22%
---------------------------------------------------------------------------------------------------------------------------------


 @ These are the Series' total returns during the period, including reinvestment of all dividend and capital gains distributions.

[FORTIS(SM) LOGO]


FORTIS SERIES FUND, INC.

P.O. Box 64284
St. Paul, Minnesota 55164-0284

Prospectus

May 1, 2001


- Series Fund

SEC file numbers: 811-04615

[FORTIS(SM) LOGO]

HL Investment Advisors, LLC (investment adviser)


Woodbury Financial Services, Inc. (principal underwriter;

member NASD, SIPC)
Fortis Benefits Insurance Company & Fortis Insurance Company

(issuers of variable insurance products)

P.O. Box 64284 - St. Paul, MN 55164-0284 - (800) 800-2000

This prospectus is intended for use in connection with variable life insurance policies and variable annuity contracts issued by Fortis Benefits and First Fortis.

More information about the Fund is available in the Series' Statement of Additional Information (SAI) and annual and semiannual reports.

- STATEMENT OF ADDITIONAL INFORMATION. The SAI provides more details about the Series and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this Prospectus by reference, which means that it is legally considered part of this Prospectus.

- ANNUAL AND SEMIANNUAL REPORTS. Additional information about Series' investments is available in the Series' annual and semiannual reports to shareholders. In the Series' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Series' performance during their last fiscal year.

You can obtain a free copy of the Series' SAI and/or free copies of the Series' most recent annual or semiannual reports by calling (800) 800-2000, extension 3012. The material you request will be sent by first-class mail, or other means designed to ensure equally prompt delivery, within three business days of receipt of request.

You can also obtain copies by visiting the SEC's public reference room in Washington DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington DC 20549-6009. For more information, call
(800) SEC-0330.

Information about the Series is available on the Internet. Text-only versions of the Series documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.

  The Fortis logo and Fortis(SM) are servicemarks of Fortis (NL) N.V. and Fortis
                                                                            (B).

                               MONEY MARKET SERIES
                        U.S. GOVERNMENT SECURITIES SERIES
                            DIVERSIFIED INCOME SERIES
                             MULTISECTOR BOND SERIES
                                HIGH YIELD SERIES
                             ASSET ALLOCATION SERIES
                             AMERICAN LEADERS SERIES
                                  VALUE SERIES
                          CAPITAL OPPORTUNITIES SERIES
                             GROWTH & INCOME SERIES
                              S&P 500 INDEX SERIES
                             BLUE CHIP STOCK SERIES
                            BLUE CHIP STOCK SERIES II
                           INTERNATIONAL STOCK SERIES
                          INTERNATIONAL STOCK SERIES II
                              MID CAP STOCK SERIES
                             SMALL CAP VALUE SERIES
                              GLOBAL GROWTH SERIES
                              GLOBAL EQUITY SERIES
                             LARGE CAP GROWTH SERIES
                             INVESTORS GROWTH SERIES
                               GROWTH STOCK SERIES
                            AGGRESSIVE GROWTH SERIES
                    EACH A SERIES OF FORTIS SERIES FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2001

     This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read together with, a Prospectus for the Series listed above (individually, a "Fund" and collectively, the "Funds") dated May 1, 2001. The financial statements included as a part of the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2000 are incorporated by reference into this Statement of Additional Information. Copies of the Funds' Prospectus and/or Annual Report are available, without charge, by writing or calling the Funds, P.O. Box 64284, St. Paul, Minnesota 55164 (telephone: (651) 738-4000 or (800) 800-2000).

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

Fund History......................................................................................................1
Investment Strategies and Risk Considerations.....................................................................1
Investment Restrictions..........................................................................................46
Management of the Funds..........................................................................................49
Principal Holders of Securities..................................................................................53
Investment Advisory and Other Services...........................................................................54
Brokerage Allocation and Other Practices.........................................................................64
Capital Stock....................................................................................................69
Pricing of Shares................................................................................................70
Redemption of Shares.............................................................................................73
Taxation.........................................................................................................74
Underwriter......................................................................................................75
Performance Information..........................................................................................76
Other Service Providers..........................................................................................79
Limitation of Director Liability.................................................................................80
Additional Information...........................................................................................80
Financial Statements.............................................................................................81
Appendix A--Description of Futures, Options and Forward Contract.................................................82
Appendix B--Commercial Paper, Corporate Bond and Preferred Stock Ratings.........................................87

                                  FUND HISTORY

     Each Fund is a series of Fortis Series Fund, Inc. ("Fortis Series"), which was incorporated in Minnesota in 1986. Fortis Series is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.

     Shares of the Funds are currently sold to separate accounts (the "Separate Accounts") of Fortis Benefits Insurance Company ("Fortis Benefits") and First Fortis Life Insurance Company ("First Fortis") which are the funding vehicles for benefits under variable life insurance policies and variable annuity contracts issued by Fortis Benefits and First Fortis. The Separate Accounts invest in shares of the Funds through subaccounts that correspond to the different Funds. Those individuals owning Fortis Benefits and First Fortis contracts representing shares at the close of business on March 23, 2001 will be asked to consider the reorganization of Fortis Series as a series of shares of Fortis Insurance Series Fund, Inc., a newly formed Maryland corporation at a special meeting of Fortis Series' shareholders, to be held on or about May 31, 2001.

     Fortis Advisers, Inc. ("Fortis Advisers") served as the investment adviser for Fortis Series during its most recent fiscal year, and also served as its transfer agent and dividend agent. On April 2, 2001, The Hartford Life and Accident Insurance Company ("Hartford Life") acquired Fortis Advisers and its subsidiary, Fortis Investors, Inc. ("Fortis Investors"), which acted as the underwriter for Fortis Series. In this Statement of Additional Information, this transaction is referred to as the "Acquisition." Hartford Life is a subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a publicly held company. The Hartford and its subsidiaries are among the largest providers of both life insurance and property and casualty insurance products in the United States. As a result of the Acquisition, the following changes became effective April 2, 2001:

     o HL Investment Advisors, LLC ("HL Advisors") is the interim investment adviser to the Series. For each Fund, HL Advisors has retained the services of a sub-adviser. For additional information on Fortis Series' investment advisory and sub-advisory arrangements, see "Investment Advisory and Other Services."

     o Hartford Administrative Services Company ("HASCO"), formerly Fortis Advisers, serves as Fortis Series' transfer agent and dividend agent.

     o Woodbury Financial Services, Inc. ("Woodbury Financial"), formerly Fortis Investors, acts as the underwriter to Fortis Series. For more information on Woodbury Financial, see "Underwriter."

                  INVESTMENT STRATEGIES AND RISK CONSIDERATIONS

     This section of the Statement of Additional Information contains more information on the types of securities in which the Funds may invest and the investment strategies that the Funds may use, including securities and strategies not discussed in the Prospectus. Unless otherwise noted, investment strategies used by the Funds may be changed without the approval of shareholders.

MONEY MARKET SERIES

     Although Money Market Series does not attempt to maintain its net asset value at any set price, it is nevertheless subject to certain investment restrictions of Rule 2a-7 under the 1940 Act, in addition to the other policies and restrictions discussed herein and in the Prospectus. Rule 2a-7 requires that the Fund invest exclusively in securities that mature within 397 days from the date of purchase and that it maintain an average dollar weighted maturity of not more than 90 days. Under Rule 2a-7, securities that are subject to specified types of demand or put features may be deemed to mature at the next demand or put date although they have a longer stated maturity. Rule 2a-7 also requires that all investments by the Fund be limited to United States dollar-denominated investments that (a) present "minimal credit risk" and (b) are at the time of acquisition "Eligible Securities." Eligible Securities include, among others, securities that are rated by two Nationally Recognized Statistical Rating Organizations ("NRSROs") in one of the two highest categories for short-term debt obligations, such as A-1 or A-2 by Standard & Poor's Rating Services ("S&P"), a division of The McGraw-Hill Companies, Inc., or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). It is the responsibility of HL Advisors and the Fund's sub-adviser, Hartford Investment Management Company, to determine that the Fund's investments present only "minimal credit risks" and are Eligible Securities, pursuant to the oversight of, and written guidelines and procedures established by, the Fund's Board of Directors.

     Rule 2a-7 requires that the Fund may not invest more than 5% of its total assets in the securities of a single issuer, other than United States "Government Securities" (as defined in the 1940 Act), provided that the Fund may invest in First Tier Securities (as defined in Rule 2a-7) in excess of that limitation for a period of up to three business days after the purchase thereof, but the Fund may not make more than one such investment at any time. Rule 2a-7 also requires that (1) 95% of the assets of the Fund be invested in Eligible Securities that are deemed First Tier Securities, which include, among others, securities rated by two NRSROs in the highest category (such as A-1 and P-1),
(2) the Fund may not invest more than 5% of its total assets in Second Tier Securities (i.e., Eligible Securities that are not First Tier Securities) and
(3) the Fund's investment in Second Tier Securities of a single issuer may not exceed the greater of 1% of the Fund's total assets or $1,000,000.

     As noted in the Prospectus, Money Market Series' investments in U.S. dollar-denominated foreign securities may include obligations of foreign banks having total assets in excess of one billion dollars, and obligations of foreign branches of domestic banks which have total assets in excess of one billion dollars. In addition, Money Market Series may invest in U.S. dollar-denominated securities of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof, such securities not to exceed 25% of Money Market Series' total assets, and U.S. dollar-denominated securities of foreign companies (which do not include domestic branches of foreign banks and foreign branches of domestic banks), such securities not to exceed 15% of Money Market Series' total assets. No more than 49% of Money Market Series' total assets may be invested collectively foreign securities.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     Money Market Series may invest in obligations other than those listed in this Statement of Additional Information or in the Prospectus if the obligation is accompanied by a guarantee of principal and interest, provided that the guarantee is that of a bank or corporation whose certificates of deposit or commercial paper may otherwise be purchased by Money Market Fund.

     Money Market Series (i) may enter into repurchase agreements and (ii) sell securities short against the box. For information about these investment strategies, restrictions on their use and certain associated risks, see related headings under "More Information on Certain Investments and Investment Strategies."

U.S. GOVERNMENT SECURITIES SERIES

     At least 65% of U.S. Government Securities Series' total assets (exclusive of collateral associated with securities lending) will be invested in securities issued or guaranteed by the United States government or its agencies or instrumentalities, and in repurchase agreements pertaining to such securities.

     Up to 35% of U.S. Government Securities Series' total assets may consist of:

     (1) Marketable non-convertible debt securities which are rated at the time of purchase within the three highest grades assigned by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A), or comparably rated by another nationally recognized rating agency. See Appendix B for a discussion of S&P and Moody's ratings;

     (2) Marketable securities (payable in U.S. dollars) of, or guaranteed by, the government of Canada or a province of Canada or any instrumentality or political subdivision thereof (such securities not to exceed 25% of the Fund's total assets);

     (3) Obligations of, or guaranteed by, U.S. banks, which obligations, although not rated as a matter of policy by either Moody's or S&P, are considered by the Fund's sub-adviser, Hartford Investment Management Company, to have investment quality comparable to securities which may be purchased under item (1) above (such securities not to exceed 25% of the Fund's total assets);

     (4) Commercial paper obligations rated Prime-1 by Moody's or A-1 by S&P, or comparably rated by another nationally recognized rating agency; and

     (5) Cash, other non-securities assets such as accrued interest, receivables from investment securities sold, prepaid expenses, as well as other high-quality short-term interest bearing debt securities not discussed above.

     The Fund's investments may include mortgage-backed securities. There is no percentage limitation on the Fund's purchase of mortgage-backed securities issued or guaranteed by the United States government or its agencies or instrumentalities. The Fund may also invest in mortgage-backed securities issued and insured by private organizations if such securities fall within the investment restrictions for marketable non-convertible debt securities set forth above.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; and (iv) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

DIVERSIFIED INCOME SERIES

     Under normal circumstances, Diversified Income Series invests at least 70% of its total assets (exclusive of collateral associated with securities lending) in (a) corporate fixed income securities rated within one of the four highest grades assigned by Moody's (Aaa, Aa, A and Baa) or S&P (AAA, AA, A and BBB), or comparably rated by another nationally recognized rating agency; (b) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (c) mortgage-backed securities in which U.S. Government Securities Series may invest; (d) repurchase agreements pertaining to such securities; (e) commercial paper of companies having, at the time of purchase, an issue of outstanding debt securities rated Baa or above by Moody's or BBB or above by S&P, or comparably rate by another nationally recognized rating agency, or commercial paper rated P-1 or P-2 by Moody's or A-1 or A-2 by S&P, or comparably rated by another nationally recognized rating agency; and (f) cash and income producing cash equivalents.

     The Fund may also invest in common and preferred stocks, convertible securities and dollar denominated foreign securities. Under normal circumstances, up to 30% of Diversified Income Series' total assets may be invested in any combination of (a) common and preferred stocks and convertible securities; (b) foreign securities (provided that such investments in foreign securities will be limited to 25% of the Fund's total assets); and (c) non-investment grade bonds (sometimes referred to as "junk bonds") and non-rated corporate bonds.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; and (iv) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks see the related headings under "More Information on Certain Investments and Investment Strategies."

MULTISECTOR BOND SERIES

     Multisector Bond Series generally acquires bonds in new offerings or in principal trades with broker-dealers. Ordinarily, the Fund does not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, regardless of the holding period of that security.

     A portion of the Fund's assets may be held in cash and high quality, short-term money market instruments including money market funds that have the Fund's sub-adviser, A I M Capital Management, Inc. ("AIM"), or an affiliate of AIM as an investment adviser, certificates of deposit, commercial paper, bankers' acceptances, short-term U.S. Government obligations, taxable municipal securities, master notes, and repurchase agreements, pending investment in portfolio securities, to meet anticipated short-term cash needs such as dividend payments or redemptions of shares, or for temporary defensive purposes.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency forward exchange contracts;
(ix) purchase and write put and call options on foreign currencies; and (x) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

HIGH YIELD SERIES

     High Yield Series invests at least 65% of its total assets (exclusive of collateral associated with securities lending) in a diversified portfolio of high-yield, high-risk, fixed income securities (sometimes referred to as "junk bonds"). The Fund also may invest up to 15% of net assets in collateralized mortgage obligations ("CMOs"), issued by government agencies or by private entities, and up to 25% of total assets in certain types of accrual bonds. The Fund may also invest in foreign securities (provided that such investments in foreign securities will be limited to 25% of the Fund's total assets), investment grade fixed income instruments, convertible securities, common and preferred stocks, other equity securities and cash or cash equivalents.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options and purchase put and call options on securities; (vii) purchase or sell foreign currency forward exchange contracts; (viii) purchase and write put and call options on foreign currencies; and (ix) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

ASSET ALLOCATION SERIES

     Asset Allocation Series invests primarily in common stocks and fixed-income securities. As noted in the Prospectus, Asset Allocation Series may invest up to 25% of its total assets in foreign securities. However, no more than 15% of the Fund's total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; and (v) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

AMERICAN LEADERS SERIES

     American Leaders Series invests at least 65% of its total assets (exclusive of collateral associated with securities lending) in equity securities issued by blue chip companies. These equity securities may include common stocks, preferred stocks, securities of limited liability companies, business trusts and companies organized outside the United States that are comparable to common or preferred stock, real estate investment trusts, warrants, convertible securities and American Depositary Receipts. The Fund may also invest in certain fixed income securities.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; and (viii) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

VALUE SERIES

     Value Series invests primarily in common stocks. The Fund may also invest in securities convertible into common stocks, and may occasionally invest limited amounts in other types of securities (such as nonconvertible preferred stock and debt securities). Value Series may invest in both listed and unlisted securities. The Fund may invest up to 20% of its total assets in foreign securities.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options and purchase put and call options on securities; (vii) purchase or sell foreign currency forward exchange contracts; and (viii) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

CAPITAL OPPORTUNITIES SERIES

     Capital Opportunities Series invests, under normal market conditions, at least 65% of its total assets (exclusive of collateral associated with securities lending) in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts. Up to 15% of the Fund's net assets may be invested in fixed income securities that are rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another nationally recognized rating agency, or are unrated and determined to be of comparable quality by the Fund's sub-adviser. See "More Information on Certain Investments and Investment Strategies -- High-Yield/High-Risk Securities." Up to 35% of the Fund's net assets may be invested in foreign securities, including securities of issuers located in emerging markets. See "More Information on Certain Investments and Investment Strategies -- Securities of foreign issuers" and "More Information on Certain Investments and Investment Strategies -- Emerging markets."

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) engage in the lending of portfolio securities; (iv) enter into futures contracts and options thereon; (v) purchase, write or sell options on securities or financial indices; (vi) purchase or sell foreign currency forward exchange contracts; (vii) purchase and write put and call options on foreign currencies; and (viii) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

GROWTH & INCOME SERIES

     Growth & Income Series invests primarily in common stocks. The Fund may also invest in securities convertible into common stocks, and may occasionally invest limited amounts in other types of securities (such as nonconvertible preferred stock and debt securities). Growth & Income Series may invest in both listed and unlisted securities. The Fund may invest up to 20% of its total assets in foreign securities.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options and purchase put and call options on securities; (vii) purchase or sell foreign currency forward exchange contracts; and (viii) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

S & P 500 INDEX SERIES

     Under normal circumstances, S&P 500 Index Series invests at least 95% of its total assets (exclusive of collateral associated with securities lending) in the common stocks included in the S&P 500 Index. To maintain liquidity, the Fund also may invest in U.S. Government securities, commercial paper, bank certificates of deposit and bank demand and time deposits.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into stock index futures contracts and options thereon; (vi) purchase and sell options on stock indexes; and (vii) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

     Standard & Poor's, "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by Fortis Series. The Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Fund. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Fortis Series is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to Fortis Series or the Fund. S&P has no obligation to take the needs of Fortis Series or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NOT LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BLUE CHIP STOCK SERIES

     Blue Chip Stock Series will invest at least 65% of its total assets (exclusive of collateral associated with securities lending) in the common stocks of large and medium-sized blue chip growth companies, as defined by the Fund's sub-adviser. The Fund may also purchase other types of securities, such as preferred stocks, convertible stocks and bonds, and warrants, when considered consistent with the Fund's investment objectives. The Fund may invest in fixed income securities of any type without regard to quality or rating. Such securities would be purchased in companies, municipalities and entities that meet the investment criteria for the

Fund. However, the Fund will not purchase a non-investment grade fixed income security if, immediately after such purchase, the Fund would have more than 5% of its total assets invested in such securities. Investments in convertible securities, preferred stocks and fixed income securities are limited to 25% of total assets.

     The Fund may also invest in hybrid instruments (a type of potentially high-risk derivative) that can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero. The Fund may invest up to 10% of its total assets in hybrid instruments.

     The Fund will hold a certain portion of its assets in money market reserves. Reserve positions are expected to consist primarily of shares of the
T. Rowe Price Reserve Investment Funds, Inc., money market funds managed by T. Rowe Price, the Fund's sub-adviser, and available to clients of T. Rowe Price. Currently, two such money market funds are in operation--T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997). RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Short-term, high quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less may also be held. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility. During periods when the Fund assumes a temporary defensive position, it will not be pursuing its investment objective.

     The Fund may invest up to 20% of its total assets (excluding reserves) in foreign securities, including securities from emerging markets. These include non-dollar-denominated securities traded outside of the U.S. and dollar-denominated securities of foreign issuers traded in the U.S. (such as ADRs).

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency forward exchange contracts; and (ix) purchase and write put and call options on foreign currencies. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

BLUE CHIP STOCK SERIES II

     Blue Chip Stock Series II's primary investment objective is long-term growth of capital with a secondary objective of current income. It is anticipated that at least 65% of the Series' total assets (exclusive of collateral associated with securities lending) will be invested in common stocks, convertible securities and bonds of blue chip companies (i.e., companies with leading market positions and which possess strong financial characteristics, as described below). While current income is a secondary objective, most of the stocks in the Series' portfolio are expected to pay dividends. The Fund will generally invest in large-sized companies (listed in the United States) which possess the following characteristics:

o MARKET CHARACTERISTICS - Blue chip companies are those which occupy (or in AIM's judgment have the potential to occupy) leading market positions that are expected to be maintained or enhanced over time. Strong market positions, particularly in growing industries can give a company pricing flexibility as well as the potential for strong unit sales. These factors can in turn lead to higher earnings growth and greater share appreciation. Market leaders can be identified within an industry as those companies which have (i) superior growth prospects compared with other companies in the same industry; (ii) possession of proprietary technology with the potential to bring about major changes within an industry; and/or (iii) leading sales within an industry, or the potential to become a market leader.

o FINANCIAL CHARACTERISTICS - A blue chip company possesses at least one of the following attributes: (i) faster earnings growth than its competitors and the market in general; (ii) higher profit margins relative to its competitors;
  (iii) strong cash flow relative to its competitors; and/or a balance sheet with relatively low debt and a high return on equity relative to its competitors.

     The Fund will diversify among industries and therefore will not invest 25% or more of its total assets in any one industry. Under normal market conditions, Blue Chip's portfolio will be diversified among industries in a manner similar to the industry diversification of broad market indices.

     The Fund will not invest in non-convertible corporate debt securities rated below investment grade by Standard and Poor's Rating Services ("S&P") and Moody's Investors Service ("Moody's") or in unrated non-convertible corporate debt securities believed by the Fund's sub-adviser to be below investment grade quality. For information on ratings of fixed income securities see Appendix A.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency forward exchange contracts;
(ix) purchase and write put and call options on foreign currencies; and (x) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

INTERNATIONAL STOCK SERIES

     International Stock Series invests primarily in the equity securities of non-U.S. companies (i.e., incorporated or organized outside the United States). However, the Fund may have substantial investments in American Depositary Receipts and in convertible bonds and other convertible securities. The Fund may invest up to 20% of the value of its total assets in fixed income securities and short-term money market instruments. International Stock Series' fixed income investments will be limited to those rated A or better by S&P or Moody's or comparably rated by another nationally recognized rating agency, or, if unrated, determined by the Fund's sub-adviser to be of comparable quality. See Appendix B for a description of the ratings of fixed income securities.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) purchase, write or sell options on securities or financial indices; (vii) purchase or sell foreign currency forward exchange contracts; (viii) purchase and write put and call options on foreign currencies; and (ix) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

INTERNATIONAL STOCK SERIES II

     International Stock Series II invests primarily in common stocks of well-established, non-U.S. companies and diversifies broadly among developed and emerging countries throughout the world. The Fund may purchase the stocks of companies of any size, but the focus will typically be on large and, to a lesser extent, medium-sized companies. The Fund's investment in foreign securities may include American Depositary Receipts or Global Depositary Receipts. The Fund also invests in other securities, including preferred stocks, warrants, convertibles and/or debt securities when they are considered consistent with the Fund's investment objective.

     The Fund will hold a certain portion of its assets in money market reserves. Reserve positions are expected to consist primarily of shares of the
T. Rowe Price Reserve Investment Funds, Inc. money market funds managed by T. Rowe Price (Blue Chip Stock Series' sub-adviser) and available to clients of T. Rowe Price. Currently, two such money market funds are in operation--T. Rowe Price Reserve Investment Fund ("RIF") and T. Rowe Price Government Reserve Investment Fund ("GRF"), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under and Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997). RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. The RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government-backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. However RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Fund will only invest in RIF or GRF to the extent it is consistent with its objective and program. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share. Short-term, high quality U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less may also be held. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and can serve as a short-term defense during periods of unusual market volatility. During periods when the Fund assumes a temporary defensive position, it will not be pursuing its investment objective.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency and foreign currency forward exchange contracts; (ix) purchase and write put and call options on foreign currencies; and (x) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

MID CAP STOCK SERIES

     Under normal circumstances, at least 65% of Mid Cap Stock Series' total assets (exclusive of collateral associated with securities lending) will be invested in common stocks. The Fund may also invest in: (1) obligations issued or guaranteed as to interest and principal by the U.S. government or its agencies or instrumentalities; (2) instruments of U.S. and foreign banks, including certificates of deposit (including Eurodollar and Yankee certificates of deposit), banker's acceptances and time deposits (including Eurodollar time deposits); (3) corporate obligations rated at least Baa by Moody's or BBB by S&P or, if unrated, of comparable quality as determined by Fund's sub-adviser; (4) Eurodollar bonds and notes; (5) securities of foreign companies evidenced by American Depository Receipts; and (6) commercial paper.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) enter into reverse repurchase agreements; (iii) purchase securities on a "when-issued" or delayed delivery basis; (iv) enter into dollar roll transactions; (v) engage in the lending of portfolio securities; (vi) enter into futures contracts and options thereon; (vii) purchase, write or sell options on securities or financial indices; (viii) purchase or sell foreign currency forward exchange contracts;
(ix) purchase and write put and call options on foreign currencies; and (x) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

SMALL CAP VALUE SERIES

     Small Cap Value Series invests at least 65% of its total assets (exclusive of collateral associated with securities lending) in common stocks of companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Index. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may also invest in common stocks of companies with market capitalizations in excess of such 12-month average; equity securities other than common stocks, such as convertible securities, preferred stocks, warrants and rights; government securities; short-term investments; or other securities. In addition, Small Cap Value Series may invest in certain securities with unique risks, such as special situations and securities of unseasoned issuers. The Fund may also invest in foreign securities.

     Special situations. The Fund may invest in special situations, that is, in common stocks of companies that have recently experienced or are anticipated to experience a significant change in structure, management, products or services. Examples of special situations are companies being reorganized or merged, companies having unusual new products, or which enjoy particular tax advantages, or companies that are run by new management or may be probable takeover candidates. The opportunity to invest in special situations, however, is limited and depends in part on the market's assessment of these issuers and their circumstances. In addition, stocks of companies in special situations may be more volatile, since the market value of these stocks may decline if an anticipated event or benefit does not materialize.

     Unseasoned issuers. The Fund may invest in securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years' continuous operation, including the operations of any predecessors and parents. Investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers may be small companies and involve the risks and price volatility associated with smaller companies.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     Subject to certain restrictions, the Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options and purchase put and call options on securities; and (vii) purchase or sell foreign currency forward exchange contracts. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

GLOBAL GROWTH SERIES

     Global Growth Series invests primarily in common stocks. The Fund may also invest in other types of equity securities, such as preferred stocks and warrants, and in debt obligations. The debt obligations in which the Fund may invest include a variety of government bonds and corporate debt obligations. Global Growth Series expects that a large portion of its debt investments will be high quality government or corporate bonds. High quality debt securities are securities rated within one of the two highest categories of Moody's (Aaa and Aa) or of S&P (AAA and AA), or comparably rated by another nationally recognized rating agency, or, if unrated, determined to be of comparable quality by the Series' sub-adviser, Wellington Management Company, LLP. Government bonds which the Fund may purchase include debt obligations issued or guaranteed by the U.S. government or foreign governments (including foreign states, provinces, or municipalities) or their agencies, authorities or instrumentalities and also include debt obligations issued by supranational entities, which entities are organized or supported by several national governments, such as the World Bank and the Asian Development Bank. Other debt obligations which the Fund may purchase include corporate bonds and debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities. The Fund may also purchase securities that are issued by the government or a corporation or financial institution of one nation but denominated in the currency of another nation (or a multinational currency unit). No more than 5% of the Fund's net assets may be invested in debt securities rated lower than Baa or BBB. A description of the Moody's and S&P ratings is included in Appendix B.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options and purchase put and call options on securities; (vii) purchase or sell foreign currency forward exchange contracts; (viii) purchase and write put and call options on foreign currencies; and (ix) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

GLOBAL EQUITY SERIES

     Global Equity Series invests, under normal market conditions, at least 65% of its total assets (exclusive of collateral associated with securities lending) in common stocks and equity-related securities, such as preferred stocks, convertible securities and depositary receipts, of U.S. and foreign (including emerging market) issuers. Up to 100% of the Fund's net assets may be invested in foreign securities. See "More Information on Certain Investments and Investment Strategies -- Securities of foreign issuers" and "More Information on Certain Investments and Investment Strategies -- Emerging markets."

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) engage in the lending of portfolio securities; (iv) enter into futures contracts and options thereon; (v) purchase, write or sell options on securities or financial indices; (vi) purchase or sell foreign currency forward exchange contracts; and (vii) purchase and write put and call options on foreign currencies. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

LARGE CAP GROWTH SERIES

     Large Cap Growth Series invests primarily in the common stocks of a limited number of large U.S. companies. The Fund normally invests at least 80% of its total assets (exclusive of collateral associated with securities lending) in the equity securities of U.S. companies. The Fund may invest up to 20% of its total assets in equity securities of non-U.S. companies. For purposes of this Fund, a non-U.S. company is a company that is (1) organized outside the U.S.; (2) has its principal place of business outside the U.S.; and (3) issues securities that are traded principally in foreign countries. Companies that do not fall within this definition shall be deemed to be U.S. companies.

     Large Cap Growth Series may also: (1) invest up to 20% of its net assets in convertible securities of companies whose common stocks are eligible for purchase; (2) invest up to 5% of its net assets in rights or warrants; (3) invest up to 15% of its total assets in illiquid securities; and (4) make short sales against the box up to 15% of its net assets.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) write call options on securities and purchase and sell put and call options on securities and financial indices; and
(vii) purchase or sell foreign currency forward exchange contracts. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

INVESTORS GROWTH SERIES

     Investors Growth Series invests its assets, except for working cash balances, in the common stocks and securities convertible into common stocks of companies which the Fund's sub-adviser believes offer better than average prospects for long-term growth. Up to 35% of the Fund's net assets may be invested in foreign securities, including securities of issuers located in emerging markets. See "More Information on Certain Investments and Investment Strategies -- Securities of foreign issuers" and "More Information on Certain Investments and Investment Strategies -- Emerging markets."

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) engage in the lending of portfolio securities; (iv) enter into futures contracts and options thereon; (v) purchase, write or sell options on securities or financial indices; (vi) purchase or sell foreign currency forward exchange contracts; and (vii) purchase and write put and call options on foreign currencies. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

GROWTH STOCK SERIES

     Growth Stock Series invests primarily in common stocks. The Fund may also invest in securities convertible into common stocks, and may occasionally invest limited amounts in other types of securities (such as nonconvertible preferred and debt securities). Growth Stock Series may invest in both listed and unlisted securities. The Fund may also invest up to 20% of its total assets in foreign securities.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements and (ii) sell securities short against the box. For information about this investment strategy, restrictions on its use and certain associated risks, see "More Information on Certain Investments and Investment Strategies."

AGGRESSIVE GROWTH SERIES

     Aggressive Growth Series invests at least 65% of its total assets (exclusive of collateral associated with securities lending) in common stocks of emerging growth companies and more established companies whose rates of earnings growth are expected to accelerate because of special factors. The Fund may, to a limited extent, seek appreciation in other types of securities such as convertible securities and warrants when relative values make such purchases appear attractive. Aggressive Growth Series may invest up to 20% of its total assets in foreign securities.

     For more information on the types of securities in which the Fund may invest, see "More Information on Certain Investments and Investment Strategies."

     The Fund may (i) enter into repurchase agreements; (ii) purchase securities on a "when-issued" or delayed delivery basis; (iii) enter into dollar roll transactions; (iv) engage in the lending of portfolio securities; (v) enter into futures contracts and options thereon; (vi) purchase, write or sell options on securities or financial indices; and (vii) purchase or sell foreign currency forward exchange contracts; (viii) purchase and write put and call options on foreign currencies; and (ix) sell securities short against the box. For more information about these investment strategies, restrictions on their use and certain associated risks, see the related headings under "More Information on Certain Investments and Investment Strategies."

MORE INFORMATION ON CERTAIN INVESTMENTS AND INVESTMENT STRATEGIES

     COMMON AND PREFERRED STOCKS. Each Fund other than Money Market Series and U.S. Government Securities Series may invest in common and preferred stocks (except that Multisector Bond Series does not invest in common stock and S&P 500 Index Series does not invest in preferred stocks). Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

     CONVERTIBLE SECURITIES. Each Fund other than Money Market Series, U.S. Government Securities Series and S&P 500 Index Series may invest in debt or preferred stock convertible into or exchangeable for common stock. American Leaders Series invests in convertible securities without regard to their rating. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities may be used because they typically can offer high yields and good potential for capital appreciation. They are often rated below investment grade, or not rated, because they fall below debt obligations and just above common equity in order of preference or priority on the issuer's balance sheet. Hence, an issuer with investment grade senior debt may issue convertible securities below investment grade or not rated.

     WARRANTS OR RIGHTS. Warrants or rights may be acquired by each Fund in connection with other securities or separately. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years). Asset Allocation Series, S&P 500 Index Series, International Stock Series, Mid Cap Stock Series and Global Growth Series each may invest up to 5% of their net assets in warrants or rights. Small Cap Value Series may not invest more than 5% of the value of its net assets in warrants or more than 2% of its net assets in warrants that are not listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ National Market System. Large Cap Growth Series may invest up to 5% of total assets in warrants or rights. Blue Chip Stock Series and International Stock Series II may invest up to 10% of their net assets in warrants or rights.

     SECURITIES OF OTHER INVESTMENT COMPANIES. The Funds may purchase the securities of open-end or closed-end investment companies if such purchases are in compliance with the 1940 Act. If a Fund invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies. (Such Fund indirectly absorbs its pro rata share of the other investment companies' expenses.) However, HL Advisors and the sub-advisers believe that at times the return and liquidity features of these securities will be more beneficial than other types of securities. Blue Chip Stock Series and International Stock Series II may invest in shares of the T. Rowe Price Reserve Investment Funds, Inc., money market funds managed by T. Rowe Price (Blue Chip Stock Series' sub-adviser) and made available to clients of T. Rowe Price. The T. Rowe Price Reserve Investment Fund does not charge investment advisory fees and T. Rowe Price received an exemptive order from the Securities and Exchange Commission that permits a fund to invest up to 25% of total assets in the T. Rowe Price Reserve Investment Fund. Multisector Bond Series may invest in shares that have AIM, the Fund's sub-adviser, or an affiliate of AIM as an investment adviser ("the Affiliated Money Market Funds"), provided that such purchases are in compliance with the 1940 Act. With respect to Multisector Bond Series' purchase of shares of the Affiliated Money Market Funds, the Fund will pay the advisory fees and other operating expenses of the Affiliated Money Market Funds. Small Cap Value Series may not invest in other investment companies, except in connection with a plan of merger, consolidation, reorganization or acquisition of assets, or in the open market involving no commission or profit to a sponsor or dealer (other than a customary broker's commission).

     EXCHANGE TRADED FUNDS (ETFS). To the extent each Fund can purchase the securities of other investment companies, they may invest in Exchange Traded Funds ("ETFs"). These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The Funds could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase the costs of investing in such securities.

     SHORT-TERM MONEY MARKET INSTRUMENTS. Each Fund may at any time invest funds awaiting investment or held as reserves for the purposes of satisfying redemption requests, payment of dividends or making other distributions to shareholders, in cash and short-term money market instruments. Short-term money market instruments in which each Fund may invest include (i) short-term U.S. government securities and short-term obligations of foreign sovereign governments and their agencies and instrumentalities, (ii) interest bearing savings deposits on, and certificates of deposit and bankers' acceptances of, United States and foreign banks, (iii) commercial paper of U.S. or foreign issuers rated A-1 or higher by S&P or Prime-1 by Moody's or comparably rated by another nationally recognized rating agency, or, if not rated, determined by a Fund's sub-adviser to be of comparable quality and (iv) repurchase agreements relating to the foregoing.

     CERTIFICATES OF DEPOSIT AND BANKERS' ACCEPTANCES. Each Fund may invest in certificates of deposit. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

     LETTERS OF CREDIT. Commercial paper and other short-term obligations may be backed by irrevocable letters of credit issued by banks that assume the obligation for payment of principal and interest in the event of default by an issuer. Only banks, the securities of which, in the opinion of a Fund's sub-adviser, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit-backed investments.

     EXTENDIBLE NOTES. Money Market Series, Diversified Income Series, Multisector Bond Series, High Yield Series and Asset Allocation Series each are permitted to invest up to 25% of the value of their total assets in extendible notes. An extendible note is a debt arrangement under which the holder, at its option, may require the issuer, typically a financial or an industrial concern, to repurchase the note for a predetermined fixed price at one or more times prior to the ultimate maturity date of the note. Typically, an extendible note is issued at an interest rate that can be adjusted at fixed times throughout its term. At the same time as the interest rate is adjusted by the issuer, the holder of the note is typically given the option to "put" the note back to the issuer at a predetermined price, e.g., at 100% of the outstanding principal amount plus unpaid accrued interest, if the extended interest rate is undesirable to the holder. This option to put the note back to the issuer, i.e., to require the issuer to repurchase the note, provides the holder with an optional maturity date that is shorter than the actual maturity date of the note.

     Extendible notes are typically issued with maturity dates in excess of 397 days from the date of issuance. If such extendible notes provide for an optional maturity date of 397 days or less, however, then such notes are deemed by the Funds to have been issued for the shorter optional maturity date. Accordingly, investment in such extendible notes would not be in contravention of the investment policy of Money Market Series not to invest in securities having a maturity date in excess of 397 days from the date of acquisition. Investment in extendible notes is not expected to have a material impact on the effective portfolio maturities of the Funds.

     An investment in an extendible note is liquid, and the note may be resold to another investor prior to its optional maturity date at its market value. The market value of an extendible note with a given optional maturity date is determined and fluctuates in a similar manner to the market value of a fixed maturity note with a maturity equivalent to the optional maturity of the extendible note. Compared to fixed-term notes of the same issuer, however, extendible notes with equivalent optional maturities generally yield higher returns without a material increase in risk to the Fund buying them.

     The creditworthiness of the issuers of the extendible notes is monitored and rated by Moody's and by S&P, and investments by the Funds in such extendible notes are restricted to notes with the same investment ratings as are acceptable to the Funds with respect to other forms of investment. The creditworthiness of such issuers is also monitored by the sub-advisers.

     FLOATING AND VARIABLE RATE INSTRUMENTS. Certain of the debt obligations that the Funds may purchase have floating or variable rates of interest. Such obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Each Fund limits its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. A Fund's sub-adviser monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. A Fund's right to obtain payment at par on a demand instrument can be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument to make payment when due, except when such demand instruments permit same-day settlement. To facilitate settlement, these same-day demand instruments may be held in book entry form at a bank other than the Fund's custodian, subject to a sub-custodian agreement approved by the Fund between the bank and the Fund's custodian.

     The floating and variable rate obligations that the Funds may purchase include certificates of participation in obligations purchased from banks. A certificate of participation gives the Fund an undivided interest in the underlying obligations in the proportion that such Fund's interest bears to the total principal amount of such obligations. Certain of such certificates of participation may carry a demand feature that would permit the holder to tender them back to the issuer prior to maturity. To the extent that floating and variable rate instruments without demand features are not readily marketable, they will be subject to the investment restrictions pertaining to investments in illiquid securities.

     VARIABLE AMOUNT MASTER DEMAND NOTES. Each Fund may invest in variable amount master demand notes. These instruments are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. They allow the investment of fluctuating amounts by a Fund at varying market rates of interest pursuant to arrangements between the Fund, as lender, and the borrower. Variable amount master demand notes permit a series of short-term borrowings under a single note. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. Such notes provide that the interest rate on the amount outstanding varies on a daily basis depending upon a stated short-term interest rate barometer. Sub-advisers will monitor the creditworthiness of the borrower throughout the term of the variable master demand note. It is not generally contemplated that such instruments will be traded and there is no secondary market for the notes. Typically, agreements relating to such notes provide that the lender shall not sell or otherwise transfer the note without the borrower's consent. Thus, variable amount master demand notes may under certain circumstances be deemed illiquid assets. However, such notes will not be considered illiquid where the Fund has a "same day withdrawal option," i.e., where it has the unconditional right to demand and receive payment in full of the principal amount then outstanding together with interest to the date of payment.

     U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities, which include: (i) the following U.S. Treasury obligations: U.S. Treasury bills (initial maturities of one year or less), U.S. Treasury notes (initial maturities of one to 10 years), and U.S. Treasury bonds (generally initial maturities of greater than 10 years), all of which are backed by the full faith and credit of the United States; and (ii) obligations issued or guaranteed by U.S. government agencies or instrumentalities, including government guaranteed mortgage-backed securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association; some of which are supported by the right of the issuer to borrow from the U.S. government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association. U.S. government securities are backed by the full faith and credit of the U.S. government or guaranteed by the issuing agency or instrumentality and, therefore, there is generally considered to be little or no risk as to the issuer's capacity to pay interest and repay principal. Nevertheless, due to fluctuations in interest rates, there is no guarantee as to the market value of U.S. government securities.

     U.S. government securities in which the Funds may invest include U.S. Treasury inflation-protection securities. Inflation-protection securities are new types of marketable book-entry securities issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. Inflation-protection securities are auctioned and issued on a quarterly basis on the 15th of January, April, July, and October. Initially, they will be issued as 10-year notes, with other maturities added thereafter. The index used to measure inflation will be the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

     The value of the principal will be adjusted for inflation, and every six months the security will pay interest, which will be an amount equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

     The principal of the inflation-protection security will be indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

     Inflation-adjusted principal or the original par amount, whichever is larger, will be paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount will be paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

     The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

     Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

     Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

     ACCRUAL BONDS. U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Capital Opportunities Series, International Stock Series, Global Equity Series, Investors Growth Series and Global Growth Series may invest in certain types of accrual bonds, including zero coupon obligations, payment-in-kind debentures and deferred payment securities. The holder of an accrual bond does not receive cash interest during the accrual period of the bond. High Yield Series may invest up to 25% of its net assets in accrual bonds.

     Zero coupon obligations. The Funds that may invest in accrual bonds, may invest in zero coupon obligations of government and corporate issuers, including rights to "stripped" coupon and principal payments. Certain obligations are "stripped" of their coupons, and the rights to receive each coupon payment and the principal payment are sold as separate securities. Once separated, each coupon as well as the principal amount represents a different single-payment claim due from the issuer of the security. Each single-payment claim (coupon or principal) is equivalent to a zero coupon bond. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity (the coupon or principal amount), if held to maturity, or its market price on the date of sale, if sold prior to maturity, and its acquisition price (the discounted "present value" of the payment to be received).

     Certain zero coupon obligations represent direct obligations of the issuer of the "stripped" coupon and principal payments. Other zero coupon obligations are securities issued by financial institutions which constitute a proportionate ownership of an underlying pool of stripped coupon or principal payments. The Funds may invest in either type of zero coupon obligation. A Fund's investment policies and restrictions applicable to corporate and government securities shall apply equally to such Fund's investments in zero coupon securities (including, for example, minimum corporate bond ratings).

     Payment-in-kind debentures. A payment-in-kind debenture ("PIK") pays interest in securities rather than cash. Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of the investment. A Fund's investment restrictions regarding corporate bond quality are applicable to investments in PIKs by such Fund as well as to the securities which may constitute interest payments on PIKs. While PIKs generate income for generally accepted accounting standards purposes, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code.

     Deferred payment securities. With deferred payment securities interest payments accrue on the security for a predetermined period of time. At the end of the period, the accumulated cash interest is paid to the holder of the security. Deferred payment securities are, similar to zero coupon bonds, issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.

     MORTGAGE-BACKED SECURITIES. Each Fund other than Aggressive Growth Series may invest in certain types of mortgage-backed securities. One type of mortgage-backed security includes certificates that represent pools of mortgage loans assembled for sale to investors by various governmental and private organizations. These securities provide a monthly payment, which consists of both an interest and a principal payment, which is in effect a "pass-through" of the monthly payment made by each individual borrower on his or her residential mortgage loan, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some certificates (such as those issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether the mortgagor actually makes the payment.

     U.S. government pass-through securities. A major governmental guarantor of pass-through certificates is the Government National Mortgage Association ("GNMA"). GNMA guarantees, with the full faith and credit of the United States government, the timely payments of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. Other governmental guarantors (but not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Information on the mortgage-backed securities issued by these entities is set forth below.

          (i) GNMA CERTIFICATES. Certificates of the GNMA ("GNMA Certificates") evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly as payments of principal, including prepayments, on the mortgages in the underlying pool are passed through to holders of the GNMA Certificates representing interests in the pool, rather than returned in a lump sum at maturity. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid or owed to the mortgage pool, net of fees paid or due to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

          (ii) GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FmHA"), or guaranteed by the Veterans Administration ("VA").

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

     GNMA is also empowered to borrow without limitation from the U.S. Treasury, if necessary, to make any payments required under its guarantee.

          (iii) LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a Certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure.

          As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA Certificates as 30-year mortgage-backed securities that prepay fully in the twelfth year.

          (iv) YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest of GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer.

          The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par, and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and investment income would be reduced.

          (v) FHLMC SECURITIES. "FHLMC" is a federally chartered corporation created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

          The FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made or owed on the underlying pool. The FHLMC guarantees timely payment of interest on PCs and the ultimate payment of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

          GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed

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

     minimum payments. The expected average life of these securities is approximately ten years.

          (vi) FNMA SECURITIES. "FNMA" is a federally chartered and privately owned corporation which was established in 1938 to create a secondary market in mortgages insured by the FHA. It was originally established as a government agency and was transformed into a private corporation in 1968.

          FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made or owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

     Private pass-through securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may in addition be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of interest than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

     Fortis Series expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the Funds may, consistent with their investment objectives, policies and restrictions, consider making investments in such new types of securities.

     CMOs, multi-class pass-through securities and other types of mortgage-backed securities. Other types of mortgage-backed securities include debt securities which are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located.

     Securities in this investment category include, among others, standard mortgage-related bonds, collateralized mortgage obligations (CMOs) and multi-class pass-through securities. Mortgage-related bonds are secured by pools of mortgages, but, unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable monthly and principal payable on the stated date of maturity.

     U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, Capital Opportunities Series, International Stock Series, Global Equity Series and Investors Growth Series may invest in CMOs and multi-class pass-through securities. CMOs are debt instruments issued by special purpose entities that are secured by pools of mortgage loans or other mortgage-backed securities. Multi-class pass-through securities are interests in a trust composed of mortgage loans or other mortgage-backed securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the CMO or make scheduled distributions on the multi-class pass-through security. Multi-class pass-through securities, CMOs, and classes thereof (including those discussed below) are examples of the types of financial instruments commonly referred to as derivatives.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. In a common structure, payments of principal, including any principal prepayments, on the underlying mortgages are applied according to scheduled cash flow priorities to classes of the series of a CMO. CMOs are secured by pools of mortgages, typically in the form of "guaranteed" pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to the bondholders, but there is not a direct "pass-through" of payments. CMO's are structured into multiple classes, each bearing a different date of maturity. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longest maturity classes receive principal only after the shorter maturity classes have been retired.

     There are many classes of CMOs. There are "IOs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the interest in an underlying pool of mortgage loans or mortgage-backed securities ("Mortgage Assets"). There are also "POs," which entitle the holder to receive distributions consisting solely or primarily of all or a portion of the principal of the underlying pool of Mortgage Assets. In addition, there are "inverse floaters," which have a coupon rate that moves in the reverse direction to an applicable index, and Z bonds, which are described below.

     As to IOs, POs, inverse floaters, and Z bonds, not more than 5% of the net assets of each of U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series and International Stock Series will be invested in any one of these items at any one time, and no more than 10% of the net assets of each of such Fund will be invested in all such obligations at any one time. Not more than 5% of Global Growth Series' net assets collectively will be invested in such obligations at any time.

     Inverse floating CMOs are typically more volatile than fixed or adjustable rate tranches of CMOs. Investments in inverse floating CMOs would be purchased by a Fund to attempt to protect against a reduction in the income earned on such Fund's investments due to a decline in interest rates. The Fund would be adversely affected by the purchase of such CMOs in the event of an increase in interest rates since the coupon rate thereon will decrease as interest rates increase, and, like other mortgage-backed securities, the value will decrease as interest rates increase.

     The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related Mortgage Assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the yield to maturity of IOs or POs, respectively. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the holder of an IO may incur substantial losses, even if the IO class is rated AAA. Conversely, if the underlying Mortgage Assets experience slower than anticipated prepayments of principal, the yield and market value for the holder of a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

     However, if interest rates were expected to rise, the value of an IO might increase and may partially offset other bond value declines, and if rates were expected to fall, the inclusion of POs could balance lower reinvestment rates.

     A Z bond holder is not entitled to receive cash payments until one or more other classes of the CMO have been paid in full from payments on the mortgage loans underlying the CMO. During the period in which cash payments are not being made on the Z tranche, interest accrues on the Z tranche at a stated rate, and this accrued interest is added to the amount of principal which is due to the holder of the Z tranche. After the other classes have been paid in full, cash payments are made on the Z tranche until its principal (including previously accrued interest which was added to principal, as described above) and accrued interest at the stated rate have been paid in full. Generally, the date upon which cash payments begin to be made on a Z tranche depends on the rate at which the mortgage loans underlying the CMO are prepaid, with a faster prepayment rate resulting in an earlier commencement of cash payments on the Z tranche. Like a zero coupon bond, during its accrual period the Z tranche of a CMO has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. Changes in market interest rates also can be expected to influence prepayment rates on the mortgage loans underlying the CMO of which a Z tranche is a part. As noted above, such changes in prepayment rates will affect the date at which cash payments begin to be made on a Z tranche, and therefore also will influence its market value.

     Investments in mortgage-backed securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. In addition, the value of such securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-backed securities owned by a Fund. Because investments in mortgage-backed securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

     REAL ESTATE OR REAL ESTATE INVESTMENT TRUSTS. Diversified Income Series, Multisector Bond Series, Asset Allocation Series, American Leaders Series, Value Series, Growth & Income Series, Blue Chip Stock Series II and Small Cap Value Series may invest in real estate investment trusts ("REITs"), real estate development and real estate operating companies and other real estate related businesses. A REIT may focus on particular projects, such as apartment complexes or shopping centers, or geographic regions, such as the Southeastern United States, or both. In addition, Value Series may invest up to 10% of its total assets in REITs, but will invest only in REITs that are publicly distributed. Growth & Income Series and Value Series currently intend to make any REIT investments primarily in equity REITs, which are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property.

     The Funds' investments in real estate securities may be subject to certain of the same risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. In addition, REITs may not be diversified. REITs are subject to the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act. Also, REITs may be dependent upon management skill and may be subject to the risks of obtaining adequate financing for projects on favorable terms.

     MUNICIPAL SECURITIES. U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series and Asset Allocation Series each may invest not more than 20% of their total assets in municipal securities during periods when such securities appear to offer more attractive returns than taxable securities. Capital Opportunities Series, Global Equity Series and Investors Growth Series may also invest in municipal securities.

     BRADY BONDS. Capital Opportunities Series, Global Equity Series and Investors Growth Series may invest in Brady Bonds. Brady Bonds are fixed income securities that are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructuring under a plan introduced by Nicholas G. Brady when he was the U.S. Secretary of the Treasury. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. dollar-denominated) and they are actively traded in the over-the-counter secondary market. However, Brady Bonds should be viewed as speculative in light of the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.

     HIGH-YIELD/ HIGH-RISK SECURITIES. Diversified Income Series, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Capital Opportunities Series and Blue Chip Stock Series may invest in securities rated lower than investment grade (commonly known as "high yield" or "junk" bonds). Participation in lower-rated securities transactions generally involves greater returns in the form of higher average yields. However, participation in such transactions involves greater risks, often related to sensitivity to interest rates, economic changes, solvency, and relative liquidity in the secondary trading market. Yields on high yield securities will fluctuate over time. The prices of high-yielding securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security held by a Fund defaulted, such Fund might incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yielding securities and in the net asset values of Funds investing in such securities. Furthermore, in the case of high-yielding securities structured as zero coupon or payment in kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

     High-yielding securities present risks based on payment expectations. For example, high-yielding securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund holding the security likely would have to replace it with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yielding security's value will decrease in a rising interest rate market, as will the net asset value of a Fund holding such security. If the Funds experience unexpected net redemptions, this may force them to sell their high-yielding securities, without regard to their investment merits, thereby decreasing the asset base upon which the Funds' expenses can be spread and possibly reducing the rate of return.

     To the extent that there is no established secondary market, there may be thin trading of high-yielding securities. This may adversely affect the ability of the Board of Directors to accurately value high-yielding securities and a Fund's ability to dispose of such securities. Securities valuation becomes more difficult and judgment plays a greater role in valuation because there is less reliable, objective data available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yielding securities, especially in a thinly traded market. Illiquid or restricted high-yielding securities purchased by the Funds may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

     New laws and proposed new laws could have an adverse impact on the market for such securities. As examples, recent legislation requires federally insured savings and loan associations to divest their investments in high-yielding securities and pending proposals are designed to limit the use, or tax and other advantages of high-yielding securities. The new legislation and the proposals, if enacted, could have an adverse effect on the Funds' net asset values and investment practices, with the extent of the impact depending upon the composition of such Funds at that time.

     Certain risks are associated with applying credit ratings as a method for evaluating high-yielding securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high-yielding securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, sub-advisers continuously monitor the issuers of high-yielding securities held by these Funds to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities' liquidity so such Funds can meet redemption requests. The achievement of the investment objectives of such Funds may be more dependent upon a sub-adviser's own credit analysis than is the case for higher quality bonds.

     SECURITIES OF FOREIGN ISSUERS. Multisector Bond Series, International Stock Series, International Stock Series II, Global Growth Series and Global Equity Series invest significantly in securities of foreign issuers. Money Market Series and U.S. Government Securities Series each may invest in securities of, or guaranteed by, the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof in an amount not exceeding 25% of the value of its total assets. Money Market Series also may invest in obligations of foreign banks and foreign branches of domestic and foreign banks, provided such banks have total assets in excess of $1 billion, and it may invest up to 15% of its total assets in securities of foreign companies. However, Money Market Series may not invest more than 49% of the value of its total assets collectively in: (i) securities of, or guaranteed by, the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof; (ii) securities of foreign companies; and (iii) securities of foreign banks and their branches and securities of foreign branches of domestic banks. Multisector Bond Series may invest up to 40% of its total assets in securities of foreign governments or companies. Investors Growth Series and Capital Opportunities Series each may invest up to 35% of net assets in foreign securities. Asset Allocation Series may invest up to 25% of its total asset in foreign securities, provided that no more than 15% of its total assets may be invested in foreign securities that are not traded on national foreign securities exchanges or traded in the United States. Diversified Income Series and High Yield Series may each invest up to 25% of their net assets in foreign securities. Blue Chip Stock Series II may invest up to 25% of its total assets in foreign securities. Blue Chip Stock Series may invest up to 20% of its total assets (excluding reserves) in foreign securities. American Leaders Series, Value Series, Growth & Income Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series may each invest up to 20% of their total assets in foreign securities. Small Cap Value Series may invest in foreign securities without limitation.

     Foreign securities are those issued outside the United States. A security is generally considered to be issued in a particular country if:

     o the issuer is organized under the laws of, and maintains a principal office in, that country;

     o the security is issued or guaranteed by the government of that country, or by its agencies or instrumentalities;

     o    at least 50% of the issuer's assets are located in that country;

     o the principal securities trading market for the security is located in that country; or

     o the issuer is deemed to be of that particular country by a generally-accepted outside resource, such as Bloomberg or Interactive Data.

Domestic branches of foreign banks and foreign branches of domestic banks are deemed by HL Advisors to be domestic, not foreign, companies. For purposes of a Series' policy to invest a certain percentage of its assets in foreign securities, investment in ADRs and GDRs are considered to be investments in the underlying securities.

     Investing in foreign securities may result in greater risk than that incurred by investing in domestic securities due to the potential political and economic instability of certain countries and risks of expropriation, nationalization, confiscation, or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization, or other confiscation, by any country, a Fund could lose its entire investment in any such country. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of securities sales by foreign investors. A Fund, particularly Multisector Bond Series, International Stock Series, International Stock Series II, Global Growth Series and Global Equity Series, could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. A significant portion of the securities held by the Multisector Bond Series, International Stock Series, International Stock Series II, Global Growth Series and Global Equity Series will not be registered with the Securities and Exchange Commission ("SEC") or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of securities held by these Funds than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Funds will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists.

     Because Multisector Bond Series, International Stock Series, International Stock Series II, Global Growth Series and Global Equity Series will each invest significantly in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies may account for part of each such Fund's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of a Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in that Fund's net asset value and any net investment income and capital gains to be distributed in U.S. dollars to shareholders of that Fund.

     The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the pace of business activity in certain other countries, and the U.S., and other economic and financial conditions affecting the world economy.

     Although Multisector Bond Series, International Stock Series, International Stock Series II, Global Growth Series and Global Equity Series each values its assets daily in terms of U.S. dollars, each such Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. These Funds will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

     Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Each Fund will consider such difficulties when determining the allocation of its assets, although the Funds do not believe that such difficulties will have a material adverse effect on their portfolio trading activities.

     A Fund's net investment income from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing the Fund's net investment income.

     There are risks associated with investments in obligations of foreign branches of domestic banks and domestic branches of foreign banks that do not accompany investments in obligations of domestic banks generally. Domestic banks are required to maintain specified levels of reserves, are limited in the amounts they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. Not all of such laws and regulations apply to foreign branches of domestic banks. In addition, obligations of foreign branches of domestic banks and domestic branches of foreign banks are not insured by the Federal Deposit Insurance Corporation. Such investments are also subject to the risk of investing in foreign securities generally, as discussed above.

     EMERGING MARKETS. Each Fund that may invest in foreign securities may invest in emerging market countries, with the exception of U.S. Government Securities Series. Global Growth Series is limited to investing up to 45% of its total assets in emerging market countries. Many emerging market countries have experienced substantial or, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. In many cases, emerging market countries are among the world's largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness.

     Emerging markets are countries categorized as emerging markets by the International Financial Corporation, the World Bank's private sector division. Such countries may include but are not limited to Singapore, Indonesia, China, India and certain Latin American countries such as Mexico, Argentina, Chile and Brazil. Such markets tend to be in the less economically developed regions of the world. General characteristics of emerging market countries also include lower degrees of political stability, a high demand for capital investment, a high dependence on export markets for their major industries, a need to develop basic economic infrastructures, and rapid economic growth.

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     DEPOSITARY RECEIPTS. The Funds which may invest in foreign securities may hold equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") or other securities convertible into securities of eligible European or Far Eastern Issuers. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in the United States securities markets. For purposes of the Funds' investment policies, the Funds' investments in ADRs and GDRs will be deemed to be investments in the equity securities representing securities of foreign issuers into which they may be converted.

     PASSIVE FOREIGN INVESTMENT COMPANIES. The Funds which may invest in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the trust's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long a Fund held its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

     OPTIONS. Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series and Aggressive Growth Series may:

     o sell (write) covered call and secured put options (except that Large Cap Growth Series may not write put options); and

     o    purchase call and put options

on securities written by others. These Funds may write and buy options on the same types of securities that these Funds may purchase directly. However, all options purchased or written by S&P 500 Index Series and Mid Cap Stock Series must be listed on a national securities or futures exchange or traded in the over-the-counter ("OTC") market.

     For more information on the limitations that apply to the Funds' investment in options, see "More Information on Certain Investments and Investment Strategies--Limitations on investments in options, futures contracts and forward contracts."

     USE OF OPTIONS. Put and call options may be used for a variety of purposes:

     o To hedge. Options can be used to hedge against loss. For example, if a portfolio manager wishes to hedge a security that the manager owns against a decline in price, the manager may purchase a put option on the underlying security, i.e., purchase the right to sell the security to a third party at a stated price. If the underlying security then declines in price, the manager can exercise the put option, thus limiting the amount of the manager's loss resulting from the decline in price. Similarly, if the manager intends to purchase a security at some date in the future, the manager may purchase a call option on the security today in order to hedge against an increase in its price before the intended purchase date. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

     o To speculate. Options also can be used for speculative purposes. For example, if a portfolio manager believes that the price of stocks generally is going to rise, the manager may purchase a call option on a stock index, the components of which are unrelated to the stocks the manager holds in a Fund or intends to purchase. If the stock index appreciates sufficiently, the Fund will realize a gain. If the stock index falls, the Fund will lose the premium paid for the option plus related transaction costs.

     o To increase current income. Finally, a portfolio manager may write covered call options or secured put options to increase current income. If the options expire unexercised, the Fund realizes additional current income equal to the difference between the amount of the price (premium) received for selling the option and the related transaction costs.

     Each of the Funds that may invest in options may do so for both hedging purposes and to increase current income. However, Multisector Bond Series, High Yield Series, Asset Allocation Series, American Leaders Series, Value Series, Growth & Income Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series may also enter into options transactions for speculative purposes.

     WRITING CALL OPTIONS. When a Fund sells (writes) a call option, it gives a third party the right to purchase a security from the Fund at the exercise price for a stated period or on a stated date. A call option written by a Fund is "covered" if the Fund:

     o owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio; or

     o holds a call on the same security having the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing covered call options, a Fund might lose the potential for gain on the underlying security if the option is exercised. However, HL Advisors believes that this technique is a relatively low-risk way to enhance a Fund's return. The Funds will not write "uncovered" call options.

     WRITING PUT OPTIONS. When a Fund sells (writes) a put option, it gives a third party the right to sell a security to the Fund at the exercise price for a stated period or on a stated date. A put option written by a Fund is "secured" if the Fund:

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

     o segregates cash or other liquid assets with a value equal to the exercise price of the put; or

     o holds a put on the same security having the same principal amount as the put written and the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

By writing a put option, a Fund might become obligated to purchase the underlying security for more than its current market price upon exercise of the option. The Funds will not write "unsecured" put options.

     BUYING CALL OPTIONS. As a holder of a call option, a Fund has the option to buy the underlying security from the option writer at the exercise price at any time during the option period or on a stated date. If a Fund buys a call option, any loss will be limited to the premium paid for the call option and related transaction costs. A Fund may exercise the call option, permit it to expire, or sell it. By selling the call option, the Fund eliminates its position.

     A Fund may buy call options on securities that it intends to purchase to limit the risk of a substantial increase in the market price of the security. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold which eliminates the Fund's position. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

     BUYING PUT OPTIONS. As the holder of a put option, a Fund has the option to sell the underlying security at the exercise price at any time during the option period or on a stated date. If a Fund buys a put option, any loss will be limited to the premium paid for the put option and related transaction costs. A Fund may exercise the put option, permit it to expire, or sell it. By selling the put option, the Fund eliminates its position.

     A Fund may buy a put option on an underlying security owned by the Fund (a "protective put") as a hedging technique to protect against an anticipated decline in the value of the security. This hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager deems it desirable to continue to hold the security due to tax considerations. The premium paid for the put option and related transaction costs would reduce any gain realized when the underlying security is eventually sold.

     Each Fund that may invest in options for speculative purposes (listed above under the heading "Use of options") may also buy put options at a time when such Fund does not own the underlying security. By buying put options on a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose some or all of the premium it paid to purchase the put option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs.

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

     OPTIONS ON FINANCIAL INDICES. Multisector Bond Series, Asset Allocation Series, American Leaders Series, Value Series, Capital Opportunities Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series II, Mid Cap Stock Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series, Growth Stock Series, and Aggressive Growth Series may:

     o sell (write) covered call options and secured put options on financial indices; and

     o    purchase call and put options on financial indices.

     In contrast to an option on a security, an option on a financial index provides the holder with the option to receive cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of the cash settlement is generally equal to:

     o the difference between the closing price of the index and the exercise price of the option, multiplied by

     o    a fixed "index multiplier".

     Thus, unlike an option on a particular security, all settlements are in cash, and gain or loss depends on price movements in the financial market generally (or in a particular industry or segment of the market) rather than price movements in an individual security.

     Covered call options on financial indices. A call option written on a financial index is "covered" if the Fund:

     o holds a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index; or

     o holds a call on the same index and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the difference is maintained and segregated by the Fund in cash and other liquid assets.

The Funds will not write "uncovered" call options on financial indices.

     Secured put options on financial indices. A Fund may also "secure" put options on financial indices by:

     o holding a put on the same index and in the same principal amount as the put written where the exercise price of the put held is (a) equal to or greater than the exercise price of the put written or (b) less than the exercise price of the put written if the difference is maintained and segregated by the Fund in cash and other liquid assets; or

     o segregating cash or other liquid assets in an amount equal to the exercise price of the option.

The Funds will not write "unsecured" put options on financial indices.

Additional information about options is contained in Appendix A.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS.

     Futures contracts. Multisector Bond Series, High Yield Series, American Leaders Series, Capital Opportunities Series, International Stock Series II, Global Equity Series and Investors Growth Series may enter into interest rate futures contracts. American Leaders Series, Capital Opportunities Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series and Aggressive Growth Series may enter into stock index futures contracts. Multisector Bond Series, High Yield Series, Capital Opportunities Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series and Aggressive Growth Series may also enter into foreign currency futures contracts.

     A "purchase" of a futures contract means the undertaking of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

     Purchases or sales of stock index futures contracts may be used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. Interest rate and foreign currency futures contracts are purchased or sold to attempt to hedge against the effects of interest or exchange rate changes on a Fund's current or intended investments in fixed income or foreign securities. In the event that an anticipated decrease in the value of a Fund's securities occurs as a result of a general stock market decline, a general increase in interest rates, or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or in part, by gains on the sale of futures contracts. Conversely, the increased cost of a Fund's securities to be acquired, caused by a general rise in the stock market, a general decline in interest rates, or a rise in the dollar value of foreign currencies, may be offset, in whole or in part, by gains on futures contracts purchased by such Fund. A Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to make and maintain margin deposits. Futures may also be used to manage fund exposure to changes in securities prices and foreign currencies; as an efficient means of adjusting fund overexposure to certain markets; in an effort to enhance income; and as a cash management tool.

     Options on futures contracts. Each Fund that may enter into futures contracts may also purchase and write put and call options on such contracts. The Funds may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

     Purchases of options on futures contracts may present less risk in hedging than the purchase or sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The writing of such options, however, does not present less risk than the trading of futures contracts. The writing of a call option on a futures contract generates a premium that may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, a Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a lower value than the exercise price. Thus, the loss incurred by a Fund in writing options on futures contracts may exceed the amount of the premium received.

     For more information of futures contracts and options thereon, see Appendix A to this Statement of Additional Information.

     FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS. Multisector Bond Series, High Yield Series, Value Series, Capital Opportunities Series, Growth & Income Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Small Cap Value Series, Global Growth Series, Global Equity Series, Large Cap Growth Series, Investors Growth Series and Aggressive Growth Series may purchase or sell foreign currency forward exchange contracts ("forward contracts") to attempt to minimize the risk from adverse changes in the relationship between the various currencies in which each Fund invests. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date. The contract is individually negotiated and privately traded by currency traders and their customers. Each Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the price of the security ("transaction hedge") in a particular currency. Additionally, when a Fund believes that a foreign currency (for example, the British pound) may suffer a decline against any other currency or currencies in the Fund (for example, the U.S. dollar), it may enter into a forward sale contract to sell an amount of the foreign currency expected to decline (the British pound) that approximates the value of some or all of the Fund's investment securities denominated in such foreign currency (the British pound) (a "position hedge"). In such cases, a Fund also may enter into a forward sale contract to sell a foreign currency for a fixed amount in another currency (other than the U.S. dollar) where the Fund believes that the value of the currency to be sold pursuant to the forward sale contract will fall whenever there is a decline in the value of the currency (other than the U.S. dollar) in which certain portfolio securities of the Fund are denominated (a "cross-hedge").

     Under certain conditions, Securities and Exchange Commission (the "Commission") guidelines require investment companies to set aside cash or any security that is not considered illiquid in a segregated account to cover forward contracts. As required by Commission guidelines, any Fund that has the ability to enter into a forward contract for an essentially speculative purpose will, upon entering into such a transaction, segregate assets to cover such forward contracts. At the present time, only International Stock Series and International Stock Series II may enter into speculative forward contracts. A speculative forward contract is one that, unlike the hedging situations defined above, does not have an underlying position in a security or securities. The Funds will not segregate assets to cover forward contracts entered into for hedging purposes.

     Although forward contracts will be used primarily to protect the Funds from adverse currency movements, they also involve the risk that anticipated currency movements would not be accurately predicted.

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

     OPTIONS ON FOREIGN CURRENCIES. Multisector Bond Series, High Yield Series, Capital Opportunities Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series, International Stock Series II, Mid Cap Stock Series, Global Growth Series, Global Equity Series, Investors Growth Series and Aggressive Growth Series may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and these Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to such a Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund are traded on U.S. and foreign exchanges or over-the-counter.

     SWAPS, CAPS, COLLARS AND FLOORS. Capital Opportunities Series, Global Equity Series, Investors Growth Series and Blue Chip Stock Series II may enter into swap, cap, collar and floor transactions. Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a particular "notional amount." As with many of the other derivative products available to the Funds, the underlying may include an interest rate (fixed or floating), a currency exchange rate, a commodity price index, and a security, securities index or a combination thereof. A great deal of flexibility is possible in the way the product may be structured, with the effect being that the parties may have exchanged amounts equal to the return on one rate, index or group of securities for another. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other makes payments equivalent to a specified interest rate index. The Funds may engage in simple or more complex swap transactions involving a wide variety of underlyings. The currency swaps that the Funds may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     Caps, collars and floors are privately negotiated option-based derivative products. The Funds may use one or more of these products in addition to or in lieu of a swap involving a similar rate or index. As in the case of a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. As in the case of swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged and thus is not at risk. A collar is a combination product in which the same party, such a Fund, buys a cap from and sells a floor to the other party. As with put and call options, the amount at risk is limited for the buyer, but, if the cap or floor is not hedged or covered, may be unlimited for the seller. Under current market practice, caps, collars and floors between the same two parties are generally documented under the same "master agreement." In some cases, options and forward agreements may also be governed by the same master agreement. In the event of default,

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

amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted and only a single payment would be made.

     Swaps, caps, collars and floors are credit-intensive products. The Funds bear the risk of default, i.e., nonpayment by the other party. The guidelines under which the Funds enter into derivative transactions, along with some features of the transactions themselves, are intended to reduce these risks to the extent reasonably practicable, although they cannot eliminate the risks entirely. Each Fund may enter into swaps only with parties that are deemed creditworthy by the sub-adviser thereto. Consistent with current market practices, the Funds will generally enter into swap transactions on a net basis, and all swap transactions with the same party will be documented under a single master agreement to provide for net payment upon default. In addition, the Funds' obligations under an agreement will be accrued daily (offset against any amounts owing to the Funds) and any accrued, but unpaid, net amounts owed to the other party to a master agreement will be covered by the maintenance of a segregated account consisting of cash or liquid securities.

     Interest rate and total rate of return (fixed income or equity) swaps generally do not involve the delivery of securities, other underlying assets, or principal. In such case, if the other party to an interest rate or total rate of return swap defaults, a Fund's risk of loss will consist of the payments that the Fund is contractually entitled to receive from the other party. This may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other. If there is a default by the other party, the Funds may have contractual remedies under the agreements related to the transaction.

     LIMITATIONS ON INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS. Multisector Bond Series, Blue Chip Stock Series II, International Stock Series, High Yield Series, Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by a Fund would exceed 5% of the value of such Fund's total assets. In addition, for High Yield Series, Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series, the aggregate value of a Fund's assets covering, subject to, or committed to all options, futures, and forward contracts will not exceed 20% of the value of the total assets of the Fund. These two restrictions do not apply to securities purchased on a when-issued, delayed delivery, or forward commitment basis as described under "Delayed Delivery Transactions." However, each such Fund intends to limit its investment in futures during the coming year so that the aggregate value of the Fund's assets subject to futures contracts will not exceed 5% of the value of its net assets.

     S&P 500 Index Series and Mid Cap Stock Series will not purchase or write an OTC option if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the Fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the Fund, and (iii) the market value of all other assets of the Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the Fund, taken at market value. However, if an OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between current market value of the underlying security and the option's strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is "in-the-money."

     S&P 500 Index Series and Mid Cap Stock Series will not purchase puts, calls, straddles, spreads or any combinations thereof, if as a result of such purchase the value of the Fund's aggregate investment in such securities would exceed 5% of the Fund's total assets.

     S&P 500 Index Series will not enter into futures contracts to the extent that its outstanding obligations under these contracts would exceed 10% of the Fund's total assets.

     For Blue Chip Stock Series and International Stock Series II, in connection with options on securities, the total market value of securities against which the Fund has written call or put options may not exceed 25% of the Fund's total assets. In addition, Blue Chip Stock Series and International Stock Series II will not commit individually more than 5% of their total assets to premiums when purchasing call or put options.

     Large Cap Growth Series may write covered call options on its securities up to 15% of its total assets, and may purchase and sell call and put options on common stock written by others up to, for all options, 10% of its total assets.

     Only for the purpose of hedging, Small Cap Value Series may purchase and sell put and call options, but no more than 5% of the Fund's net assets at the time of purchase may be invested in premiums for options. The Fund may only write call options that are covered and only up to 10% of the Fund's net assets.

     To the extent that any Fund enters into futures contracts and options on futures contracts that are not for bona fide hedging purposes (as defined by the Commodity Futures Trading Commission), the aggregate initial margin and premiums on these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Fund's net assets.

     RISKS OF TRANSACTIONS IN OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS. The use of options, futures contracts and forward contracts involves certain risks. For example, a lack of correlation between the index or instrument underlying an option or futures contract and the assets being hedged or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. The use of these transactions for other than hedging purposes involves greater risk. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses.

     Transactions in options, futures contracts, options on futures contracts, and currency contracts may be entered into on United States exchanges regulated by the SEC or the Commodity Futures Trading Commission, as well as in the over-the-counter market and on foreign exchanges. In addition, the securities underlying options and futures contracts may include domestic as well as foreign securities. Investors should recognize that transactions involving foreign securities or foreign currencies, and transactions entered into in foreign

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countries, may involve considerations and risks not typically associated with investing in U.S. markets.

     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements. A repurchase agreement is an instrument under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at a mutually agreed upon date, interest rate, and price. Generally, repurchase agreements are of short duration, usually less than a week, but on occasion for longer periods. Fund investments in repurchase agreements with a maturity of more than seven days are subject to the Funds' limitations regarding restricted and illiquid securities. In investing in repurchase agreements, a Fund's risk is limited to the ability of such bank or securities dealer to pay the agreed upon amount at the maturity of the repurchase agreement. In the opinion of management, such risk is not material; if the other party defaults, the underlying security constitutes collateral for the obligation to pay -- although the Fund may incur certain delays in obtaining direct ownership of the collateral, plus costs in liquidating the collateral. In the event a bank or securities dealer defaults on the repurchase agreement, management believes that, barring extraordinary circumstances, the Fund will be entitled to sell the underlying securities or otherwise receive adequate protection (as defined in the federal Bankruptcy Code) for its interest in such securities. To the extent that proceeds from any sale upon a default were less than the repurchase price, the Fund could suffer a loss. If the Fund owns underlying securities following a default on the repurchase agreement, the Fund will be subject to risk associated with changes in the market value of such securities. The Funds' custodian will hold the securities underlying any repurchase agreement or such securities may be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of a repurchase agreement (including any accrued interest), the respective Fund will promptly receive additional collateral (so the total collateral is in an amount at least equal to the repurchase price plus accrued interest). U.S. Government Securities Series will only execute repurchase agreements in which the underlying security meets the criteria of such Fund's investment policies. U.S. Government Securities Series will limit transactions involving repurchase agreements to domestic commercial banks and/or recognized dealers in United States government securities believed by the sub-adviser to present minimum credit risks.

     REVERSE REPURCHASE AGREEMENTS. Multisector Bond Series, American Leaders Series, Capital Opportunities Series, S&P 500 Index Series, Blue Chip Stock Series, Blue Chip Stock Series II, International Stock Series II, Mid Cap Stock Series, Global Equity Series and Investors Growth Series each may enter into reverse repurchase agreements to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous, although Blue Chip Stock Series and International Stock Series II do not currently intend to make such investments. Reverse repurchase agreements are ordinary repurchase agreements in which a Fund is the seller of, rather than the investor in, securities, and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. A reverse repurchase agreement may be viewed as a type of borrowing by a Fund.

     DELAYED DELIVERY TRANSACTIONS. All Funds except Money Market Series and Growth Stock Series may purchase securities on a "when-issued" or delayed delivery basis and purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. At the time a Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or any security that is not considered restricted or illiquid, equal to the value of the when-issued or forward commitment securities will be established and maintained with the custodian and will be marked to the market daily. During the period between a commitment and settlement, no payment is made for the securities and, thus, no interest accrues to the purchaser from the transaction. If a Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. The use of when-issued transactions and forward commitments enables the Funds to hedge against anticipated changes in interest rates and prices.

     The purchase of securities on a when-issued, delayed delivery, or forward commitment basis exposes the Funds to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued, delayed delivery, or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. These risks could result in increased volatility of a Fund's net asset value to the extent that the Fund purchases securities on a when-issued, delayed delivery, or forward commitment basis while remaining substantially fully invested. There is also a risk that the securities may not be delivered or that a Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. As to each Fund, except Small Cap Value Series, no more than 20% of its net assets may be invested in when-issued, delayed delivery, or forward commitment transactions, and of such 20%, no more than one-half (i.e., 10% of its net assets) may be invested in when-issued, delayed delivery, or forward commitment transactions without the intention of actually acquiring securities (i.e., dollar rolls). Small Cap Value Series may not purchase or sell securities on a when-issued, delayed delivery or forward commitment basis if as a result more than 5% of its total assets taken at market value at the time of purchase would be invested in such securities.

     DOLLAR ROLLS. In connection with their ability to purchase securities on a when-issued or forward commitment basis, each Fund other than Money Market Series, Capital Opportunities Series, Global Equity Series, Investors Growth Stock Series and Growth Stock Series may enter into "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Each Fund gives up the right to receive principal and interest paid on the securities sold. However, each Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income and capital appreciation that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of each Fund compared with what such performance would have been without the use of dollar rolls. Each Fund will hold and maintain in a segregated account until the settlement date cash or any security that is not considered restricted or illiquid in an amount equal to the value of the when-issued or forward commitment securities. The benefits derived from the use of dollar rolls may depend, among other things, upon the sub-adviser's ability to predict interest rates correctly. There is no assurance that dollar rolls can be successfully employed. In addition, the use of dollar rolls by a Fund while remaining substantially fully invested increases the amount of the

Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

     LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, all Series may lend their portfolio securities. Currently, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series, Value Series, Growth & Income Series, S&P 500 Index Series, Blue Chip Stock Series, Global Growth Series, Large Cap Growth Series, Growth Stock Series and Aggressive Growth Series are doing so. Such loans, which will be made principally to broker-dealers, are callable at any time and are continuously secured by collateral (cash, U.S. government securities, certificates of deposit, or other high-grade, short-term obligations or interest-bearing cash equivalents) equal to no less than the market value, determined daily, of the securities loaned. Such Funds will receive amounts equal to dividends or interest on the securities loaned. These Funds will also earn income for having made the loan. Currently applicable regulatory requirements limit such lending to not more than 33 1/3% of the value of each such Fund's total assets (for each such Fund, total assets include the amount lent as well as the collateral securing such loans). Where voting or consent rights with respect to loaned securities pass to the borrower, management will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such voting or consent rights if the issues involved have a material effect on such Fund's investment in the securities loaned.

     The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the sub-adviser to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

     RESTRICTED AND ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities, except Money Market Series which can invest 10% of its net assets in such securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities that are more readily marketable, but they may not always be marketable on advantageous terms.

     The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A Fund may be restricted in its ability to sell such securities at a time when sub-adviser deems it advisable to do so. In addition, in order to meet redemption requests, a Fund may have to sell other assets, rather than such illiquid securities, at a time that is not advantageous.

     Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Funds may therefore invest in Rule 144A securities and treat them as liquid when they have been determined to be liquid by the Board of Directors or its delegate subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include: (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Similar determinations may be made with respect to commercial paper issued in reliance on the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act and interest-only and principal-only classes of mortgage-related securities issued by the U.S. government or its agencies or instrumentalities.

     BORROWINGS. Each Fund may borrow money to the extent set forth below under "Investment Restrictions." None of the Funds will borrow for leverage purposes. Interest paid on borrowings will decrease the net earnings of a Fund and will not be available for investment.

     SEGREGATED ACCOUNTS. To comply with the 1940 Act, a Fund engaging in certain transactions involving options, futures, reverse repurchase agreements, delayed delivery and forward contracts on foreign currencies will "cover" its positions by establishing a segregated account. These segregated accounts will be established and maintained with the Fortis Series' custodian and will contain only liquid assets such as cash, or any security that is not considered restricted or illiquid.

     SHORT SALES AGAINST THE BOX. Each Fund may sell a security short to the extent such Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment of any additional consideration. Such a short sale is referred to as a short sale "against the box." If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining and closing short sales against the box.

     RATINGS. After purchase by any Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. To the extent the ratings may change as a result of changes in the rating organizations or the rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and the Statement of Additional Information. The ratings of Standard & Poor's Ratings Services and Moody's Investors Service, Inc. are described in Appendix B attached hereto.

PORTFOLIO TURNOVER

     A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of portfolio securities owned by the Fund during the same fiscal year. "Portfolio securities" for purposes of this calculation do not include securities with a maturity date of less than twelve months from the date of investment. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

     U.S. Government Securities Series (128%), Multisector Bond Series (284%), Asset Allocation Series (141%), Value Series (171%), Growth & Income Series (101%), International Stock Series II (130%), Mid Cap Stock Series (123%), Investors Growth Series (164%), Growth Stock Series (120%) and Aggressive Growth Series (160%) had portfolio turnover rates in excess of 100% during the fiscal year ended December 31, 2000. Factors contributing to the higher portfolio turnover rates (rates in excess of 100%) included general market volatility; repositioning of the Funds' portfolios by new management; and the need to sell holdings to meet redemption activity in the Funds. While higher turnover rates (100% or more) may result in increased transaction costs, the Funds' managers attempt to have the benefits of these transactions outweigh the costs, although this cannot be assured. The turnover rate for International Stock Series II was due to the repositioning of the portfolio upon the change in sub-adviser. It is not expected to exceed 100% in future periods.

     Wellington Management and HIMCO advised the Board of Directors that, in connection with their commencing active management of the Funds, they expected to sell a substantial number of the existing investments of each such Fund and to reinvest the proceeds in other securities which continued to be consistent with the Funds' investment objectives and policies. As a result, following commencement by Wellington Management and HIMCO of active management of these Funds following the Acquisition, each Fund has incurred transaction costs in connection with the sale and purchase of these portfolio securities, and realized capital gains sooner than it otherwise would have.

                             INVESTMENT RESTRICTIONS

     Each Fund's investment objective and, except as otherwise noted, the policies by which each Fund seeks to achieve its objective, may be changed without the approval of shareholders. No changes are contemplated at this time, but a change in investment objective or policies could result in a Fund no longer being appropriate for an investor.

     Each Fund is subject to certain investment restrictions, which are set forth below. Any investment restriction which is denoted as "fundamental" may be changed only by the approval of a majority of a Fund's shareholders. In this situation, majority means the lesser of (i) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the Fund's outstanding shares. The insurance laws and regulations of various states as well as the Internal Revenue Code of 1986 and the regulations thereunder may from time to time impose additional restrictions on the Funds' investments.

     Any investment policy or restriction in the Prospectus or this Statement of Additional Information which involves a maximum percentage of securities or assets, except those dealing with borrowing, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

DIVERSIFICATION

     As a fundamental policy, each Fund operates as a "diversified" investment company as defined under the 1940 Act, which means that it must meet the following requirements:

          At least 75% of the value of the Fund's total assets will be represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     The insurance laws and regulations of various states impose additional diversification requirements on the Funds. One such restriction currently prohibits the Separate Accounts from acquiring the voting securities of any issuer if, as a result of the acquisition, the Separate Accounts and Fortis Benefits, in the aggregate, will own more than 10% of the total issued and outstanding voting securities of the issuer. Another restriction currently prohibits each Fund from acquiring the securities of any issuer, other than securities issued or guaranteed as to principal and interest by the United States Government, if immediately after such acquisition, the value of the investment together with prior investments in the security would exceed 10% of the value of the Fund's total assets. In addition, the Internal Revenue Code of 1986, as amended, imposes certain diversification requirements on the investments of segregated asset accounts underlying variable annuity and life insurance contracts.

FUNDAMENTAL INVESTMENT RESTRICTIONS--APPLICABLE TO EACH SERIES

     The following investment restrictions are fundamental and may be changed only by the approval of shareholders. No Fund will:

     (1) Borrow money or issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     (2) Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. In addition, for Money Market Series only, this limitation does not apply to investments in domestic banks.

     (3) Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     (4) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     (5) Purchase physical commodities or contracts relating to physical commodities.

     (6) Make loans except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified from time to time by any regulatory authority having jurisdiction.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS--APPLICABLE TO EACH SERIES UNLESS OTHERWISE NOTED

     The following investment restrictions may be changed without shareholder approval. No Fund will:

     ILLIQUID SECURITIES

     (1) Invest more than 15% of their net assets (10% for Money Market Series) in illiquid securities.

     OPTIONS, FUTURES AND FORWARD CONTRACTS

     (2) High Yield Series, Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series will not enter into any options, futures, or forward contract transactions if immediately thereafter (a) the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund or (b) the Fund's assets covering, subject to, or committed to all options, futures, and forward contracts would exceed 20% of the value of the total assets of the Fund. (This restriction does not apply to securities purchases on a when-issued, delayed delivery, or forward commitment basis.)

     (3) International Stock Series will not enter into any options, futures or forward contract transactions if immediately thereafter the amount of premiums paid for all options, initial margin deposits on all futures contracts and/or options on futures contracts, and collateral deposited with respect to forward contracts held by or entered into by the Fund would exceed 5% of the value of the total assets of the Fund. (This restriction does not apply to securities purchases on a when-issued, delayed delivery or forward commitment basis.)

     (4) S&P 500 Index Series and Mid Cap Stock Series will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments, and (b) this limitation shall not apply to the Fund's transactions in futures contracts and related options.

     (5) Large Cap Growth Series will not sell a call option written by it if, as a result of the sale, the aggregate of the Fund's portfolio securities subject to outstanding call options (valued at the lower of the option price or market value of such securities) would exceed 15% of the value of the Fund's total assets.

     (6) Large Cap Growth Series will not invest more than 10% of its total assets in put and call options (including options on market indices).

     (7) Large Cap Growth Series will not purchase or sell options on stock index futures contracts.

     (8) Large Cap Growth Series will not purchase or sell a stock index future if, immediately thereafter, more than 30% of its total assets would be hedged by stock index futures.

     CONVERTIBLE SECURITIES

     (9) Large Cap Growth Series will not invest more than 20% of the value of its total assets in convertible securities.

     RIGHTS AND WARRANTS

     (10) Large Cap Growth Series will not invest more than 5% of the value of its total assets in rights or warrants that entitle the holder to buy equity securities.

     FOREIGN SECURITIES

     (11) Large Cap Growth Series will not invest more than 20% of the value of its total assets in securities of foreign issuers.

                             MANAGEMENT OF THE FUNDS

     Under Minnesota law, the Board of Directors of Fortis Series has overall responsibility for managing Fortis Series in good faith, in a manner reasonably believed to be in the best interests of the company and with the care an ordinarily prudent person would exercise in similar circumstances. This management may not be delegated. The Articles of Incorporation limit the liability of directors to the fullest extent permitted by law.

     The names, addresses, principal occupations and other affiliations of directors and executive officers of Fortis Series are listed below. Unless stated otherwise, all positions have been held at least five years. Except where otherwise noted, each director and officer also serves as a director or officer of all Fortis investment companies (the "Fund Complex"). The Fund Complex currently consists of one closed-end and eight open-end investment companies. Woodbury Financial was known as Fortis Investors prior to its Acquisition by Hartford Life. HASCO was known as Fortis Advisers prior to the Acquisition. For ease of reference in the table below, Fortis Investors and Fortis Advisers are referred to as Woodbury Financial and HASCO, respectively, both before and after the Acquisition.

     At a special meeting of shareholders, to be held on or about May 31, 2001, shareholders will be asked to elect nine of Fortis Series' existing directors to the Board of Directors of Fortis Series. Shareholders will be asked to elect each of the Directors listed below, except Mr. Cutting.

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---      -------------          -----------------------------------------

Richard W. Cutting*                 69        Director       Certified public accountant and financial consultant.
137 Chapin Parkway
Buffalo, New York

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---      -------------          -----------------------------------------

Allen R. Freedman**                 60        Director       Director, Fortis, Inc.; prior to July 2000, Chairman
One Chase Manhattan Plaza                                    and CEO of Fortis, Inc., and Managing Director of
New York, New York                                           Fortis International, N.V.; director of Systems and
                                                             Computer Technology Corporation.

Dr. Robert M. Gavin                 60        Director       President, Cranbrook Education Community; prior to
380 Lone Pine Road                                           July 1996, President, Macalester College, St. Paul,
Bloomfield, Michigan                                         MN.

Jean L. King                        56        Director       President, Communi-King, a communications consulting
12 Evergreen Lane                                            firm, St. Paul, MN.
St. Paul, Minnesota

Phillip O. Peterson                 55        Director       Mutual Fund industry consultant; Partner of KPMG LLP
11155 Kane Trail                                             through June 1999.
Northfield, Minnesota

Robb L. Prince                      59        Director       Financial and employee benefit consultant; prior to
5108 Duggan Plaza                                            July 1995, Vice President and Treasurer, Jostens,
Edina, Minnesota                                             Inc., a producer of products and services for youth,
                                                             education, sports award, and recognition markets;
                                                             director of Analysts International Corporation.

Leonard J. Santow                   64        Director       Principal, Griggs & Santow, Inc., economic and
75 Wall Street 21st Floor                                    financial consultants
New York, New York

Noel F. Schenker                    46        Director       Senior Vice President, Marketing and New Business
1908 W. 49th Street                                          Development, Select Comfort Corporation, a
Minneapolis, Minnesota                                       manufacturer, retailer, and direct merchant of
                                                             airbeds and sleep-related products; prior to 2000,
                                                             marketing consultant; prior to 1996, Senior Vice
                                                             President, Marketing and Strategic Planning,
                                                             Rollerblade, Inc., a manufacturer of in-line skates
                                                             and related gear and accessories.

Dr. Lemma W. Senbet*                53        Director       The William E. Mayer Professor of Finance and Chair,
4435 Van Munching Hall                                       Finance Department, University of Maryland, College
College Park, Maryland                                       Park, MD; consultant, international financial
                                                             institutions.

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---      -------------          -----------------------------------------

Joseph M. Wikler                    59        Director       Investment consultant and private investor; prior to
12520 Davan Drive                                            1994, Director of Research, Chief Investment Officer,
Silver Spring, Maryland                                      principal and a Director, The Rothschild Co., an
                                                             investment adviser, Baltimore, MD.

David M. Znamierowski               40     President since   Senior Vice President and Chief Investment Officer of
55 Farmington Avenue                            2001         Hartford Life since 1999; Vice President, Investment
Hartford, Connecticut                                        Strategy and Policy with Aetna Life & Casualty
                                                             Company from 1991 to 1996; Director and Senior Vice
                                                             President of HIFSCO and Director and Managing Director
                                                             with HL Advisors.

Robert W. Beltz, Jr.                51     Vice President    Vice President, Securities Operations of HASCO and
500 Bielenberg Drive                         since 1993      Woodbury Financial.
Woodbury, Minnesota

Kevin J. Carr                       46     Vice President    Assistant General Counsel since 1999, Counsel since
55 Farmington Avenue                        and Assistant    1996 and Associate Counsel since 1995 of The
Hartford, Connecticut                      Secretary since   Hartford; Counsel and Assistant Secretary of HL
                                                2001         Advisors and HIFSCO and Assistant Secretary of HIMCO.

Peter W. Cummins                    63     Vice President    Senior Vice President since 1997 and Vice President
P.O. Box 2999                                since 2001      since 1989 of Hartford Life; Director and Senior Vice
Hartford, Connecticut                                        President of HIFSCO and Director and Managing
                                                             Director of HL Advisors.

Tamara L. Fagely                    42     Vice President    Vice President of HASCO and of Woodbury Financial
500 Bielenberg Drive                       since 1996 and    since 1998; prior to 1998, Second Vice President of
Woodbury, Minnesota                        Treasurer since   HASCO and Woodbury Financial.
                                                1993

George R.  Jay                      49     Vice President    Secretary and Director, Life and Equity Accounting
P.O. Box 2999                               and Assistant    and Financial Control and Assistant Vice President of
Hartford, Connecticut                      Treasurer since   Hartford Life.
                                                2001

Stephen T. Joyce                    41     Vice President    Senior Vice President of Hartford Life since 1999;
P.O. Box  2999                               since 2001      Vice President from 1997 to 1999 and Assistant Vice
Hartford, Connecticut                                        President from 1994 to 1997 of Hartford Life.

David N. Levenson                   35     Vice President    Senior Vice President of Hartford Life since 2000;
P.O. Box 2999                                since 2001      Vice President, Fidelity Investments from 1994 to
Hartford, Connecticut                                        1995.

Thomas M. Marra                     42     Vice President    Chief Operating Officer since 2000, Executive Vice
P.O. Box 2999                                since 2001      President since 1996, and Senior Vice President since
Hartford, Connecticut                                        1994 of Hartford Life; Director and Executive Vice
                                                             President of HIFSCO; Director and Managing Director
                                                             of HL Advisors.

                                            POSITION WITH
NAME AND ADDRESS                   AGE        THE FUNDS            PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
----------------                   ---      -------------          -----------------------------------------

David A. Peterson                   58     Vice President    Vice President and Assistant General Counsel, Fortis
500 Bielenberg Drive                         since 1991      Benefits Insurance Company.
Woodbury, Minnesota

Scott R. Plummer                    41     Vice President    Vice President, Associate General Counsel and
500 Bielenberg Drive                        and Assistant    Assistant Secretary of HASCO.
Woodbury, Minnesota                        Secretary since
                                                1996

John C. Walters                     38     Vice President    Executive Vice President of Hartford Life since 2000;
P.O. Box 2999                                since 2001      from 1996 to 2000, President of First Union Financial
Hartford, Connecticut                                        Securities Group; Director of Sales of Wheat First
                                                             Union from 1994 to 1996.

Michael J. Radmer                   55     Secretary since   Partner, Dorsey & Whitney LLP, the Company's General
220 South Sixth Street                          1978         Counsel.
Minneapolis, Minnesota

     * Mr. Cutting does not serve as a director of Fortis Securities, Inc. Dr. Senbet is a director of Fortis Series, Fortis Securities, Inc., Fortis Growth Fund, Inc., and Fortis Tax-Free Portfolios, Inc. only.

     ** Prior to the acquisition of Fortis Series' previous investment adviser, Fortis Advisers, Mr. Freedman was an "interested person" of Fortis Series because he is a director of Fortis, Inc. Following the acquisition of Fortis Advisers and Fortis Investors by Hartford Life, there is no provision under Section 2(a)(19) of the 1940 Act that would cause Mr. Freedman to be an "interested person" of Fortis Series or of any investment adviser to Fortis Series or Woodbury Financial.

     Fortis Series pays each director who is not affiliated with HASCO, Woodbury Financial or their affiliates a quarterly fee of $2,700, a fee of approximately $750 for each directors' meeting attended, and a fee of approximately $100 per hour for telephone and committee meetings attended for each fund in the Fund Complex for which they are a director. The following table sets forth the aggregate compensation received by each director from Fortis Series during the fiscal year ended December 31, 2000, as well as the total compensation received by each director from the Fund Complex during the calendar year ended December 31, 2000. Mr. Freedman did not receive any such compensation and he is not included in the table. Fortis Series does not currently provide any pension or retirement benefits for the directors. No executive officer receives any compensation from the Funds.

                                       Aggregate
                                   compensation from           Total compensation from
Director                             Fortis Series                  Fund Complex*
--------                           -----------------           -----------------------

Richard W. Cutting                      $11,875                         $35,475
Dr. Robert M. Gavin                     $11,975                         $36,375
Jean L. King                            $11,750                         $36,150
Phillip O. Peterson                     $ 8,850                         $26,100
Robb L. Prince                          $11,975                         $38,175
Leonard J. Santow                       $12,187                         $38,275
Noel F. Schenker                        $11,950                         $36,150
Dr. Lemma W. Senbet                     $ 8,875                         $26,325**
Joseph M. Wikler                        $12,275                         $40,875

* The Fund Complex consists of one closed-end and eight open-end investment companies: Fortis Series, Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Growth Fund, Inc., Fortis Income Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Securities, Inc., Fortis Tax-Free Portfolios, Inc. and Fortis Worldwide Portfolios, Inc.

** Includes consulting fees, paid at a rate that is the same as director's fees, for certain companies within the Fund Complex for which Dr. Senbet is not a director. During such company's most recently completed fiscal year, Dr. Senbet received the following consulting fees: $750 from Fortis Advantage Portfolios, Inc., $850 from Fortis Equity Portfolios, Inc., $400 from Fortis Income Portfolios, Inc., and $1,075 from each of Fortis Money Portfolios, Inc. and Fortis Worldwide Portfolios, Inc.

     During the fiscal year ended December 31, 2000, Fortis Series paid $161,031 in legal fees and expenses to a law firm of which the Funds' Secretary is a partner.

     Directors Gavin, King, Prince and Schenker are members of the Executive Committee of the Board of Directors. While the Executive Committee is authorized to act in the intervals between regular board meetings with full capacity and authority of the full Board of Directors, except as limited by law, it is expected that the Committee will meet at least twice a year.

     Fortis Series, HL Advisors, HASCO and Woodbury Financial each have adopted a Code of Ethics designed to protect the interests of Fortis Series' shareholders. Under the Code of Ethics investment personnel are permitted to trade securities for their own account subject to a number of restrictions. The Code of Ethics has been filed with the SEC via the EDGAR system and may be viewed by the public.

                         PRINCIPAL HOLDERS OF SECURITIES

     As of March 23, 2001, less than 1% of the outstanding shares of Fortis Series were attributable to contracts owned of record or beneficially by the directors and executive officers as a group. The directors and executive officers otherwise do not own any of the outstanding shares of Fortis Series.

     As of March 23, 2001, no person was a record holder or, to the knowledge of Fortis Series, a beneficial owner of more than 5% of the outstanding shares of any Fund, except as set forth below:

                                                                                                     Percent of
                                                    Name and address                Number          outstanding
Fund                                                 of shareholder               Of shares            shares
----                                                ----------------              ---------         -----------

Money Market Series                             Fortis Benefits Ins. Co. ("FBIC")    10,684,383              99.2%
                                                500 Bielenberg Dr.
                                                Woodbury MN 55125
U.S. Government Securities Series                         FBIC                       13,534,397              99.0%
Diversified Income Series                                 FBIC                        8,368,063              98.3%
Multisector Bond Series                                   FBIC                        2,409,059              97.8%
High Yield Series                                         FBIC                        7,160,369              97.5%
Asset Allocation Series                                   FBIC                       33,075,563              99.3%
American Leaders Series                                   FBIC                          958,412              99.2%
Value Series                                              FBIC                        6,892,828              97.6%
Capital Opportunities Series                              FBIC                        2,276,126              99.4%
Growth & Income Series                                    FBIC                       13,678,183              99.6%
S&P 500 Index Series                                      FBIC                       18,418,571              96.8%
Blue Chip Stock Series                                    FBIC                       14,604,714              97.6%
Blue Chip Stock Series II                                 FBIC                        2,099,765              99.3%
International Stock Series                                FBIC                        9,512,303              98.1%
International Stock Series II                             FBIC                        3,895,101              96.6%
Mid Cap Stock Series                                      FBIC                        3,864,553              98.1%
Small Cap Value Series                                    FBIC                        5,813,507              98.2%
Global Growth Series                                      FBIC                       15,365,792              99.6%
Global Equity Series                                      FBIC                        1,136,478              99.0%
Large Cap Growth Series                                   FBIC                        8,383,404              96.1%
Investors Growth Series                                   FBIC                        1,878,294              99.7%
Growth Stock Series                                       FBIC                       25,479,541              99.6%
Aggressive Growth Series                                  FBIC                       14,550,818              98.9%

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

     HL Investment Advisors, LLC ("HL Advisors") has been the interim investment adviser of Fortis Series since April 2, 2001. Prior to that, Fortis Advisers, Inc. ("Fortis Advisers") had been the investment adviser of Fortis Series since its inception. HL Advisors acts pursuant to an interim investment advisory and management agreement (the "Interim Advisory Agreement") that became effective at the time of the Acquisition of Fortis Advisers by Hartford Life. The address of HL Advisors is 200 Hopmeadow Street, Simsbury, Connecticut 06070. As of December 31, 2000, HL Advisors had over $47.2 billion in assets under management.

     Prior the Acquisition, Fortis Advisers provided investment advisory and other services to Fortis Series pursuant to an investment advisory and management agreement between Fortis Series and Fortis Advisers (the "Fortis Agreement"). The Fortis Agreement and each existing sub-advisory agreement terminated by their terms upon the consummation of the Acquisition, because the consummation of the Acquisition resulted in an "assignment," as defined in the 1940 Act, of the Fortis Agreement, which in turn resulted in the termination of each existing sub-advisory agreement. At that time, the following interim agreements were put in place:

(i) For all Funds, an interim investment advisory and management agreement with HL Advisors (the "Interim Advisory Agreement"). The Interim Advisory Agreement contains provisions substantially identical to those in the Fortis Agreement. The fees payable under the Interim Agreement are the same as under the Fortis Agreement.

(ii) For each Fund with an existing sub-adviser, an interim sub-advisory agreement with that same sub-adviser, containing provisions substantially identical to those in the sub-advisory agreement in effect before the Acquisition, including the rate at which fees are payable under the agreement.

(iii) For Funds without an existing sub-adviser, an interim sub-advisory agreement with Wellington Management or HIMCO.

     The Board of Directors, including a majority of the Directors who are not interested persons of the Funds, Fortis Advisers, HL Advisors, or any of the Funds' sub-advisers, approved the Interim Advisory Agreement and each interim sub-advisory agreement at a meeting on March 23, 2001. Contract holders of record on March 23, 2001, will be asked to approve a definitive investment advisory agreement with HL Advisors at a special meeting of the Series' shareholders, to be held on or about May 31, 2001. In addition, at the meeting, shareholders invested in Money Market Series, U.S. Government Securities Series, Diversified Income Series and High Yield Series will be asked to approve a definitive investment sub-advisory agreement between HL Advisors and Hartford Investment Management Company ("HIMCO").

     The services provided by HL Advisors include:

o  General management of all Funds.

o Ultimate responsibility (subject to oversight by Fortis Series' Board of Directors) to oversee any sub-advisers hired to manage all or a portion of any of the Funds and recommend the hiring, termination and replacement of sub-advisers. In this role Advisers acts as a "Manager of Managers."

     Fortis Series has received an exemptive order from the Securities and Exchange Commission that permits HL Advisors to appoint new sub-advisers, with approval by Fortis Series' Board of Directors and without obtaining approval from those contract holders that participate in the applicable Fund. Within 90 days after hiring any new sub-adviser, affected contract holders will receive all information about the new sub-advisory relationship that would have been included if a proxy statement had been required. HL Advisors will not enter into a sub-advisory agreement with an affiliated sub-adviser unless contract holders approve such agreement. At the above-referenced shareholder meeting, contract holders of Money Market Series, U.S. Government Securities Series, Diversified Income Series and High Yield Series will be asked to approve a new sub-advisory agreement with HIMCO, an affiliate of HL Advisors.

     The specific conditions of the exemptive order are as follows:

1. Before Fortis Series may rely on the exemptive order, the operation of Fortis Series under a Manager of Managers structure must be approved by a majority of the outstanding voting securities. This approval was received in a shareholder meeting held August 12, 1999.

2. Fortis Series must disclose in its prospectus the existence, substance and effect of the exemptive order. In addition, Fortis Series must hold itself out to the public as employing the Manager of Managers structure. The prospectus will prominently disclose that HL Advisors has ultimate responsibility (subject to oversight by the Board of Directors) to oversee the sub-advisers and recommend their hiring, termination and replacement.

3. Within ninety (90) days of the hiring of any new sub-adviser, the contract holders participating in the relevant Fund will be furnished all information about the new sub-adviser that would be included in a proxy statement, except as modified by the order to permit Aggregate Fee Disclosure. This information will include Aggregate Fee Disclosure and any change in such disclosure caused by the addition of a new sub-adviser. HL Advisors will meet this condition by providing contract holders with an information statement meeting the requirements of Regulation 14C, Schedule 14C, and Item 22 of Schedule 14A under the 1934 Act, except as modified by the order to permit Aggregate Fee Disclosure.

4. HL Advisors will not enter into a sub-advisory agreement with any Affiliated Sub-adviser without that sub-advisory agreement, including the compensation to be paid thereunder, being approved by contract holders.

5. At all times, a majority of the Board of Directors of Fortis Series will be directors who are not "interested persons," as that term is defined in
    Section 2(a)(19) of the 1940 Act, of the company ("Independent Directors"), and the nomination of new or additional Independent Directors will be at the discretion of the then-existing Independent Directors.

6. When a sub-adviser change is proposed for a Fund with an Affiliated Sub-adviser, the Board of Directors, including a majority of the Independent Directors, will make a separate finding, reflected in the Board of Directors' minutes, that the change is in the best interests of the Fund and the contract holders participating in that Fund and does not involve a conflict of interest from which HL Advisors or the Affiliated Sub-adviser derives an inappropriate advantage.

7. HL Advisors will provide general management services to Fortis Series and the Funds, including overall supervisory responsibility for the general management and investment of each Fund's securities portfolio, and, subject to review and approval by the Board of Directors, will: (a) set each Fund's overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of a Fund's assets; (c) allocate and, when appropriate, reallocate a Fund's assets among multiple sub-advisers;
    (d) monitor and evaluate the investment performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the relevant Fund's investment objective, policies and restrictions.

8. No director or officer of Fortis Series or directors or officers of HL Advisors will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in any Sub-adviser except for (i) ownership of interests in HL Advisors or any entity that controls, is controlled by or is under common control with HL Advisors; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a sub-adviser or any entity that controls, is controlled by or is under common control with a sub-adviser.

9. Fortis Series will include in its registration statement the Aggregate Fee Disclosure.

10. Independent counsel knowledgeable about the 1940 Act and the duties of Independent Directors will be engaged to represent the Independent Directors of the Fund. The selection of such counsel will be within the discretion of the then-existing Independent Directors.

11. HL Advisors will provide the Board of Directors, no less than often than quarterly, with information about HL Advisors' profitability on a per-Fund basis. Such information will reflect the impact on profitability of the hiring or termination of any sub-adviser during the applicable quarter.

12. When a sub-adviser is hired or terminated, HL Advisors will provide the Board of Directors with information showing the expected impact on HL Advisors' profitability.

CONTROL AND MANAGEMENT OF HL ADVISORS

     HL Advisors is a wholly owned indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"). The Hartford is a publicly held company. The Hartford and its subsidiaries (including Hartford Life), headquartered at Hartford Plaza, Hartford, Connecticut 06115, are among the largest providers of both life insurance and property and casualty insurance products in the United States. Hartford Fire Insurance Company, founded in 1810, is the oldest of The Hartford's subsidiaries. At December 31, 2000, total assets and total shareholders' equity of The Hartford were $171.5 billion and $7.5 billion, respectively.

     Hartford Life is a leading financial services and insurance organization providing investment products such as mutual funds, variable annuities, individual and corporate owned life insurance, and employee benefits products. Its mutual fund operations are among the fastest-growing in the United States. Affiliates of Hartford Life, including HL Advisors and HIMCO, managed mutual fund assets in excess of $55 billion as of December 31, 2000.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

     The Acquisition of Fortis Advisers by Hartford Life resulted in an "assignment" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the existing investment advisory and management agreement between Fortis Series and Fortis Advisers, resulting in its automatic termination. Since that time, HL Advisors has been serving as the investment adviser of each of the Funds pursuant to the Interim Advisory Agreement. The Interim Advisory Agreement will terminate, by its own terms, 150 days after the date of the Acquisition. The Board of Directors, or a majority of a Fund's outstanding voting securities, may terminate the Interim Advisory Agreement at any time, without payment of any penalty, on not more than 10 calendar days written notice to HL Advisors.

     The Interim Advisory Agreement contains provisions substantially identical to those in the Fortis Agreement. Under the Interim Advisory Agreement, HL Advisors is required to act as investment adviser for, and manage the affairs, business, and the investment of the assets of each Fund. The Interim Advisory Agreement places on HL Advisors the sole and exclusive responsibility for managing each Fund and making and executing all investment decisions for the Funds. The Interim Advisory Agreement provides that HL Advisors can, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers, provided that any discretionary investment decisions made by a sub-adviser on behalf of a Fund are subject to approval or ratification by HL Advisors. Any appointment of a sub-adviser is also subject to approval by the Board of Directors. HL Advisors is responsible for monitoring compliance by each sub-adviser with the investment policies, restrictions, and limitations on the Fund in question, and for ensuring that the Fund is managed in a way so that:
(i) it meets the requirements of Subchapter M of the Internal Revenue Code to be taxed as a regulated investment company; and (ii) it complies with the provisions of Section 817(h) of the Internal Revenue Code, and the regulations promulgated thereunder.

     The Interim Advisory Agreement provides that the fees payable by each Fund under the Agreement will be held in an interest-bearing escrow account with the Fund's custodian, to be paid to HL Advisors upon shareholder approval of a definitive investment management agreement with HL Advisors for that Fund. If shareholders of a Fund do not approve the definitive investment management agreement with HL Advisors within 150 days after the Interim Advisory Agreement is put in place for that Fund, HL Advisors will be paid by the Fund the lesser of (i) any costs incurred by HL Advisors in performing the Interim Advisory Agreement (which would likely included any sub-advisory fees payable by it, other than fees paid to HIMCO), plus interest on the amount while in escrow, and
(ii) the total amount in the escrow account (plus interest earned).

     During the most recent fiscal year, each Fund paid Fortis Advisers monthly fees as compensation for the services provided under the Fortis Agreement, based on the average daily net assets of the Fund as of the close of each business day of the month in question. Upon shareholder approval of the investment advisory agreement between Fortis Series and HL Advisors, each Fund will pay HL Advisors a monthly fee for providing investment advisory services. This fee, as a percentage of average daily net assets, will be at the same rate as paid under the Fortis Agreement. The fees paid by each Fund to Fortis Advisers under the Fortis Agreement during fiscal 2000 are calculated as described in the following table.

                                                                                         Investment
                                                                                        advisory and
Fund                                        Rate at which fees were paid*               management fee
----                                        -----------------------------               --------------

Money Market Series                         For the first $500 million                        .30%
                                            For assets over $500 million                      .25%
U.S. Government Securities Series           For the first $50 million                         .50%
                                            For assets over $50 million                       .45%
Diversified Income Series                   For the first $50 million                         .50%
                                            For assets over $50 million                       .45%
Multisector Bond Series                     For the first $100 million                        .75%
                                            For assets over $100                              .65%
High Yield Series                           For the first $250 million                        .50%
                                            For assets over $250 million                      .45%
Asset Allocation Series                     For the first $250 million                        .50%
                                            For assets over $250 million                      .45%
American Leaders Series                     For the first $35 million                         .90%
                                            $35 million - $100 million                        .75%
                                            For assets over $100 million                      .65%
Value Series                                For the first $100 million                        .70%
                                            For assets over $100 million                      .60%
Capital Opportunities Series                For the first $200 million                        .90%
                                            $200 million - $500 million                       .85%
                                            For assets over $500 million                      .80%
Growth & Income Series                      For the first $100 million                        .70%
                                            For assets over $100 million                      .60%
S&P 500 Index Series                        All levels of assets                              .40%
Blue Chip Stock Series                      For the first $100 million                        .90%
                                            For assets over $100 million                      .85%
Blue Chip Stock Series II                   For the first $200 million                        .95%

                                            For assets over $200 million                      .90%
International Stock Series                  For the first $100 million                        .85%
                                            For assets over $100 million                      .80%
International Stock Series II               For the first $100 million                        .90%
                                            For assets over $100 million                      .85%
Mid Cap Stock Series                        For the first $100 million                        .90%
                                            For the next $150 million                         .85%
                                            For assets over $250 million                      .80%
Small Cap Value Series                      For the first $50 million                         .90%
                                            For assets over $50 million                       .85%
Global Growth Series                        For the first $500 million                        .70%
                                            For assets over $500 million                      .60%
Global Equity Series                        For the first $200 million                       1.00%
                                            $200 million - $500 million                       .95%
                                            For assets over $500 million                      .90%
Large Cap Growth Series                     For the first $100 million                        .90%
                                            $100 million - $200 million                       .85%
                                            For assets over $200 million                      .80%
Investors Growth Series                     For the first $200 million                        .90%
                                            $200 million - $500 million                       .85%
                                            For assets over $500 million                      .80%
Growth Stock Series                         For the first $100 million                        .70%
                                            For assets over $100 million                      .60%
Aggressive Growth Series                    For the first $100 million                        .70%
                                            For assets over $100 million                      .60%

*    Annual rate, determined as a percentage of average daily net assets.

     During the fiscal years ended December 31, 1998, 1999 and 2000, the Funds paid the following investment advisory and management fees to Fortis Advisers, pursuant to the Fortis Agreement.

Fund                              1998           1999           2000
----                           ----------     ----------     ----------

Money Market                   $  194,182     $  274,499     $  288,720
U.S. Government Securities        673,637        689,891        616,505
Diversified Income                521,184        518,738        453,658
Multisector Bond                  163,906        191,654        161,419
High Yield                        338,252        355,332        307,957
Asset Allocation                2,471,163      2,887,514      3,189,798
American Leaders(2)                     *              *         41,124
Value                             531,886        638,668        673,414
Capital Opportunities(2)                *              *         75,221
Growth & Income                 1,816,200      1,971,921      1,891,414
S&P 500 Index                     707,922      1,359,937      1,676,545
Blue Chip Stock                 1,131,224      2,030,551      2,588,798
Blue Chip Stock II(2)                   *              *         66,898
International Stock               782,792        979,010      1,230,122
International Stock II            546,257        614,231        499,422
Mid Cap Stock(1)                   49,482        162,691        311,502
Small Cap Value(1)                 61,548        248,146        401,636
Global Growth                   2,487,275      2,486,130      3,316,799
Global Equity(2)                        *              *         63,112
Large Cap Growth(1)                63,457        443,837        932,247
Investors Growth                        *              *         68,463

Fund                              1998           1999           2000
----                           ----------     ----------     ----------

Growth Stock                    4,378,864      4,716,919      7,027,245
Aggressive Growth                 871,318      1,209,725      2,584,793

----------

*    Not in existence during this period.

(1)  Inception date: May 1, 1998.

(2)  Inception date: May 1, 2000.

     HL Advisors, at its own expense, furnishes suitable office space, facilities, equipment, administrative services, and clerical and other personnel as may be required for the management of the affairs and business of Fortis Series. HL Advisors is not required to provide transfer agency, registrar and dividend disbursement services under the Interim Advisory Agreement; however, it will bear the costs of those services under a separate agreement with Fortis Series and HASCO. HASCO serves as Fortis Series' registrar, transfer agent, and dividend disbursing agent. Fortis Series pays all its expenses that are not expressly assumed by HL Advisors, HASCO or Woodbury Financial. These expenses include, among others, the investment advisory and management fee, the fees and expenses of directors and officers of Fortis Series who are not "affiliated persons" of HL Advisors, interest expenses, taxes, brokerage fees and commissions, fees and expenses of registering and qualifying Fortis Series and its shares for distribution under Federal securities laws, expenses of preparing prospectuses and of printing and distributing prospectuses annually to existing contract owners, custodian charges, auditing and legal expenses, insurance expenses, association membership dues, and the expense of reports to shareholders and contract owners, shareholders' meetings, and proxy solicitations. Fortis Series is also liable for such nonrecurring expenses as may arise, including litigation to which it may be a party. Fortis Series may have an obligation to indemnify its directors and officers with respect to such litigation.

SUB-ADVISORY AGREEMENTS

     For Funds which had sub-advisers prior to the Acquisition, those sub-advisers have continued to act as sub-advisers pursuant to interim sub-advisory agreements. In addition, Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") are currently acting, pursuant to interim sub-advisory agreements, as sub-advisers to those Funds which did not have existing sub-advisers prior to the Acquisition. Each of these interim agreements went into effect on the date of the Acquisition.

     The Board of Directors has approved, for each Fund that had a sub-adviser prior to the Acquisition, a definitive sub-advisory agreement between HL Advisors and that same sub-adviser. For Aggressive Growth Series, Asset Allocation Series, Global Growth Series, Growth & Income Series, Growth Stock Series and Value Series, the Board of Directors has approved a definitive sub-advisory agreement between HL Advisors and Wellington Management. In addition, Small Cap Value Series has entered into a sub-management agreement with a manager. These agreements are collectively referred to as the "Sub-Advisory Agreements." In accordance with the exemptive relief granted by the Securities and Exchange Commission, shareholders will not be asked to vote on these Sub-Advisory Agreements at the upcoming meeting of shareholders to be held on or about May 31, 2001.

     The Sub-Advisory Agreements will terminate automatically upon the termination of the investment advisory and management agreement between Fortis Series and HL Advisors, and in the event of its assignment. In addition, the Sub-Advisory Agreements are terminable at any time, without penalty, by the Board of Directors, by HL Advisors or by a vote of the majority of the applicable Fund's outstanding voting securities on 60 days' written notice to such Fund's sub-adviser and by a sub-adviser on 60 days' written notice to HL Advisors. Unless sooner terminated, the Sub-Advisory Agreements shall continue in effect from year to year if approved at least annually by the Board of Directors of Fortis Series or by a vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuance is also approved by the vote of a majority of the directors who are not interested persons of any party to the Sub-Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval.

     For Diversified Income Series, High Yield Series, Money Market Series and U.S. Government Securities Series, the Board of Directors has approved a definitive sub-advisory agreement with HIMCO. Because HIMCO is an affiliate of HL Advisors and Hartford Life, shareholder approval of its service as sub-adviser is required. The interim sub-advisory agreement with HIMCO will each remain in effect for not more than 150 days after termination of the Fortis Agreement, which occurred upon the consummation of the Acquisition on April 2, 2001. The Board of Directors, or a majority of a Fund's outstanding voting securities, may terminate the interim sub-advisory agreement with HIMCO at any time, without payment of any penalty, on not more than 10 calendar days written notice to HIMCO.

     Under the terms of the Sub-Advisory Agreements (and under the interim sub-advisory agreement between HL Advisors and HIMCO), the sub-advisers receive a fee from HL Advisors for services provided to Fortis Series. Such amounts are payable out of the advisory fees received by HL Advisors for the same period and are not in addition to such amounts. The interim sub-advisory agreement with HIMCO provides that the fees that would be payable to it with respect to a Fund under the agreement will be held in an interest-bearing escrow account with the Fund's custodian, to be paid to HIMCO upon shareholder approval of a definitive sub-advisory contract with HIMCO for that Fund. If shareholders of a Fund do not approve the definitive sub-advisory agreement with HIMCO within 150 days after the interim sub-advisory agreement is put in place for that Fund, HIMCO will be paid the lesser of (i) any costs incurred by HIMCO in performing the interim sub-advisory agreement, plus interest on that amount while in escrow, and (ii) the total amount in the escrow account (plus interest earned). From its advisory fee, HL Advisors pays fees to each of the sub-advisers other than HIMCO as calculated below:

Fund                                            Sub-adviser            Annual average net assets          Sub-advisory fee
----                                            -----------            -------------------------          ----------------

Multisector Bond Series                             AIM            For the first $200 million                  .450%
                                                                   For assets over $200 million                .400%
Asset Allocation Series                          Wellington        First $50 million                           .325%
                                                                   Next $100 million                           .250%
                                                                   Next $350 million                           .200%
                                                                   Over $500 million                           .150%
American Leaders Series                          Federated         For the first $35 million                   .500%
                                                                   $35 million-$100 million                    .350%
                                                                   For assets over $100 million                .250%
Value Series                                     Wellington        First $50 million                           .400%
                                                                   Next $100 million                           .300%
                                                                   Next $350 million                           .250%
                                                                   Over $500 million                           .200%
Capital Opportunities Series                        MFS            For the first $200 million                  .500%
                                                                   $200-$500 million                           .450%
                                                                   For assets over $500 million                .400%

Fund                                            Sub-adviser            Annual average net assets          Sub-advisory fee
----                                            -----------            -------------------------          ----------------

Growth & Income Series                           Wellington        First $50 million                           .325%
                                                                   Next $100 million                           .250%
                                                                   Next $350 million                           .200%
                                                                   Over $500 million                           .150%
S&P 500 Index Series                              Dreyfus          All levels of assets                        .170%
Blue Chip Stock Series                         T. Rowe Price       For the first $50 million                   .500%
                                                                   For assets over $50 million                 .400%
Blue Chip Stock Series II                           AIM            For the first $200 million                  .550%
                                                                   For assets over $200 million                .500%
International Stock Series                         Lazard          For the first $100 million                  .450%
                                                                   For assets over $100 million                .375%
International Stock Series II (1)           Price International    For the first $20 million                   .750%
                                                                   $20-$50 million                             .600%
                                                                   $50-$200 million                            .500%
                                                                   For assets over $200 million                .500%
Mid Cap Stock Series                              Dreyfus          For the first $100 million                  .500%
                                                                   $200-$500 million                           .450%
                                                                   For assets over $500 million                .400%
Small Cap Value Series                             Berger          For the first $50 million                   .500%
                                                                   For assets over $50 million                 .450%
Global Growth Series                             Wellington        First $50 million                           .400%
                                                                   Next $100 million                           .300%
                                                                   Next $350 million                           .250%
                                                                   Over $500 million                           .200%
Global Equity Series                                MFS            For the first $200 million                  .600%
                                                                   $200-$500 million                           .550%
                                                                   For assets over $500 million                .500%
Large Cap Growth Series                           Alliance         For the first $100 million                  .500%
                                                                   For the next $100 million                   .450%
                                                                   For assets over $200 million                .400%
Investors Growth Series                             MFS            For the first $200 million                  .500%
                                                                   $200-$500 million                           .450%
                                                                   For assets over $500 million                .400%
Growth Stock Series                              Wellington        First $50 million                           .400%
                                                                   Next $100 million                           .300%
                                                                   Next $350 million                           .250%
                                                                   Over $500 million                           .200%
Aggressive Growth Series                         Wellington        First $50 million                           .400%
                                                                   Next $100 million                           .300%
                                                                   Next $350 million                           .250%
                                                                   Over $500 million                           .200%

(1) Once the Fund exceeds $200 million in average daily net assets, the entire sub-advisory fee will become an annual rate of .500% of the Fund's average daily net assets.

     For the Small Cap Value Series, Berger LLC pays Perkins, Wolf, McDonnell & Company (the "Manager") an amount equal to .25 of 1% of the Fund's first $50 million of average daily net assets and .225 of 1% of the Fund's net assets in excess of $50 million.

     Under the sub-advisory agreements in effect prior to the Acquisition, sub-advisory fees in the amounts set forth in the following table were paid by Fortis Advisers to the sub-advisers during the fiscal years ended December 31, 1998, 1999 and 2000. The Funds were not obligated to pay any fees directly to the sub-advisers. During the period presented, sub-advisory fees were not paid to Money Market Series, U.S. Government Securities Series, Diversified Income Series,

High Yield Series, Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series or Aggressive Growth Series.

Fund                                    1998           1999           2000
----                                 ----------     ----------     ----------

Multisector Bond Series              $   76,489     $   89,438     $   91,824
American Leaders Series(2)                    *              *         22,847
Capital Opportunities Series(2)               *              *         41,790
S&P 500 Index Series                    300,867        577,973        712,529
Blue Chip Stock Series                  551,946      1,098,527      1,127,663
Blue Chip Stock Series II(2)                  *              *         38,730
International Stock Series              414,873        510,475        628,181
International Stock Series II           303,415        341,160        277,456
Mid Cap Stock Series(1)                  26,668         90,384        173,085
Small Cap Value Series(1)                34,193        137,859        223,251
Global Equity Series(2)                       *              *         37,867
Large Cap Growth Series(1)               35,254        246,576        516,783
Investors Growth Series(2)                    *              *         38,035

----------

*    Not in existence during this period.

(1)  Inception date: May 1, 1998.

(2)  Inception date: May 1, 2000.

EXPENSES

     Expenses that relate exclusively to a particular Fund, such as custodian charges and registration fees for shares, are charged to that Fund. Other expenses of Fortis Series are allocated between the Funds in an equitable manner as determined by officers of Fortis Series under the supervision of the Board of Directors, usually on the basis of net assets or number of contract holders. Out of its advisory fee, but not in excess of those fees, HL Advisors will reimburse Fortis Series for each Fund's expenses from the date of the initial public offering until the date a Fund's aggregate net assets first reach $10,000,000, to the extent that the aggregate expenses of the Fund (including the investment management and advisory fees for such Fund, but excluding interest, taxes, brokerage fees and commissions) exceed an amount equal, on an annual basis, to the percentage of the average daily net assets of the Fund.

     HL Advisors is not required to provide transfer agency, registrar, or dividend disbursement services; however, HL Advisors will bear the costs of those services, provided by HASCO, under a separate agreement between Fortis Series, HL Advisors and HASCO. Woodbury Financial has agreed to pay all expenses of distributing Fortis Series' shares, including, but not limited to, costs of printing and distributing prospectuses to new contract owners. Pursuant to a separate Distribution Agreement between Fortis Benefits and Woodbury Financial, Fortis Benefits reimburses Woodbury Financial for these costs and expenses with respect to variable life insurance policies issued by Fortis Benefits or pays them on Investors' behalf.

     HL Advisors reserves the right, but shall not be obligated, to institute voluntary expense reimbursement programs which, if instituted, shall be in such amounts and based on such terms and conditions as HL Advisors, in its sole and absolute discretion, determines. Furthermore, HL Advisors reserves the absolute right to discontinue any of such reimbursement programs at any time without notice to Fortis Series.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

     HL Advisors or a Fund's sub-adviser selects and (where applicable) negotiates commissions with broker-dealers who execute trades for the Funds. In selecting a broker-dealer to execute an equity trade, HL Advisors or the sub-adviser primarily considers whether the broker-dealer can provide best execution on the trade including best price for a security. Other factors that HL Advisors or the sub-adviser considers when selecting a broker-dealer for an equity trade include:

     o competitive commissions commensurate with the value of research products and services provided to HL Advisors or the sub-adviser;

     o    consistently good service quality;

     o    adequate capital position;

     o    broad market coverage;

     o    continuous flow of information concerning bids and offers;

     o the ability to complete, clear and settle trades in a timely and efficient manner;

     o    capital usage;

     o    specialized expertise;

     o    access to new issues; and

     o    the ability to handle large blocks of stock discreetly.

     For a Fund exclusively composed of debt, rather than equity securities, portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or markup. The volume of business done with a broker-dealer for fixed income trades is based to a large extent on the availability and competitive price of the fixed income securities that fit the strategy of the fixed income portfolio. Best execution, the quality of research, making of secondary markets and other services are also determining factors for the allocation of business when buying and selling fixed income securities. If a broker-dealer charging a higher commission or offering a larger spread is more reliable or provides better execution than a broker-dealer charging a lower commission or offering a smaller spread, then HL Advisors or the sub-adviser may select the broker-dealer charging a higher commission or offering a larger spread for a particular equity or fixed income trade.

     HL Advisors or the sub-adviser may direct orders to broker-dealers who furnish research products and services to HL Advisors or the sub-adviser as long as the broker-dealers meet the selection criteria outlined above. The research products and services supplement HL Advisors' or the sub-adviser's own research and enable HL Advisors or the sub-adviser to obtain the views and information of others prior to making investment decisions for the Funds. The following table sets forth the amount and percentage of commissions paid by certain Funds during the fiscal year ended December 31, 2000 to broker-dealers who provided research products and services to Fortis Advisers or the Fund's sub-adviser. Funds not listed did not pay any such commissions.

                                                  Commissions paid to
                                                    broker-dealers
                                                  providing research
                                                  -------------------

U.S. Government Securities Series
Bear, Stearns & Co., Inc.                           $    51,434

                                                  Commissions paid to
                                                    broker-dealers
                                                  providing research
                                                  -------------------

Diversified Income Series
Bear, Stearns & Co., Inc.                                28,333

High Yield Series
Bear, Stearns & Co., Inc.                                12,463

Asset Allocation Series
Autranet, Inc.                                           16,122
Bear, Stearns & Co., Inc.                               141,918
Boston Institutional Services, Inc.                         660
CIS Investments                                           5,982
CSC Securities, Ltd.                                     15,024
Instinet, Inc.                                           11,964
Rochdale Securities, Inc.                                 2,280
Standard & Poor's Securities, Inc.                       42,142

Value Series
Autranet, Inc.                                           36,588
CIS Investments                                           9,840
CSC Securities, Ltd.                                      3,180
Instinet, Inc.                                            3,126
Standard & Poor's Securities, Inc.                        3,000

Growth & Income Series
Autranet, Inc.                                           11,910
Bear, Stearns & Co., Inc.                                46,370
Boston Institutional Services, Inc.                       8,460
CIS Investments                                           1,308
CSC Securities, Ltd.                                      6,756
Instinet, Inc.                                            6,390
Rochdale Securities, Inc                                  1,632
Standard & Poor's Securities, Inc.                       15,378

Global Growth Series
Autranet, Inc.                                            1,740
Bear, Stearns & Co., Inc.                                12,999
CIS Investments                                             480
Instinet, Inc.                                            1,788

Growth Series
Autranet, Inc.                                           32,562
Bear, Stearns & Co., Inc.                               293,488
CIS Investments                                          17,754
CSC Securities, Ltd.                                     31,350
Instinet, Inc.                                           25,872
Rochdale Securities, Inc.                                 5,040
Standard & Poor's Securities, Inc.                       27,066

Aggressive Growth Series
Autranet, Inc.                                            3,261
Bear, Stearns & Co., Inc.                                17,900
Instinet, Inc.                                            9,834

     HL Advisors and the sub-advisers believe that most research services obtained by them generally benefit several or all of the investment companies, insurance company accounts and private accounts which they manage, as opposed to solely benefiting one specific managed fund or account. Receipt of these research services reduces HL Advisors' and the sub-advisers' expenses. Such research services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing, or selling securities; the availability of securities, or purchasers or sellers of securities; and analysis and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. Examples of some of the research products and services that were furnished to Fortis Advisers in 2000 include:

     o    hard copy securities research services;

     o    securities research software database services;

     o    electronic securities trading networks; and

     o statistical services useful to mutual fund directors and account representatives in evaluating the relative performance of mutual fund portfolios;

     o computerized stock quotation systems and related feeds from stock exchanges.

     If a broker-dealer furnishes HL Advisors or a sub-adviser with non-research products and services, HL Advisors or the sub-adviser will pay the broker-dealer for such products and services. No client brokerage will be used to pay for non-research products and services.

     HL Advisors or the respective sub-adviser will authorize a Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if HL Advisors or such sub-adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or HL Advisor's or the sub-adviser's overall responsibilities with respect to the accounts to which HL Advisors or the sub-adviser exercises investment discretion. In 2000, the Funds generally paid higher commissions than those obtainable from other broker-dealers in return for research products and services. Berger LLC has informal agreements in place with several broker-dealers that relate to equity trades directed by Berger LLC. Under these agreements, the brokers pay for services which assist the investment manager (Berger LLC) in making investment decisions. The brokers are obligated to achieve best execution and the commission rates charged by the brokers are comparable to those charged by brokers with which there is no such agreement. A Fund may receive research in connection with selling concessions and designations in fixed price offerings in which such Fund participates. HL Advisors and the sub-advisers have not entered and will not enter into any agreement with a broker-dealer that would prevent HL Advisors or the sub-advisers from obtaining best execution on a trade.

     The Funds paid brokerage commissions during the periods and in the amounts listed below:

Fund                             1998           1999           2000
----                          ----------     ----------     ----------

Asset Allocation              $  688,253     $1,416,313     $1,304,462

Fund                             1998           1999           2000
----                          ----------     ----------     ----------

American Leaders(2)                    *              *          9,063
Value                            490,162        458,252        484,716
Capital Opportunities(2)               *              *         24,150
Growth & Income                  222,420        750,312        652,921
S&P 500 Index                     61,675         48,561         13,247
Blue Chip Stock                   99,364        161,581        230,096
Blue Chip Stock II(2)                  *              *          9,040
International Stock              192,277        148,908        288,807
International Stock II            79,680         63,766        220,186
Mid Cap Stock(1)                  17,763         32,971         65,396
Small Cap Value(1)                47,894        113,779        195,769
Global Growth                    475,037        677,603        401,842
Global Equity(2)                       *              *         23,598
Large Cap Growth(1)               16,464         78,878        136,693
Investors Growth(2)                    *              *         28,798
Growth Stock                   1,178,542      1,971,488      1,161,516
Aggressive Growth                130,650        277,929        292,606

----------

*    Not in existence during this period.

(1)  Inception date: May 1, 1998.

(2)  Inception date: May 1, 2000.

     Money Market Series, U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series and High Yield Series did not pay any brokerage commissions for the fiscal years ended December 31, 1998, 1999 or 2000.

     The Funds will not effect any brokerage transactions in their portfolio securities with any broker-dealer affiliated directly or indirectly with HL Advisors or any sub-adviser, unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker-dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds. International Stock Series II (while operating as Global Asset Allocation Series) paid an affiliate of the Fund's sub-adviser commissions in the amount of $3,266, $1,698 and $2,613 for the fiscal years ended December 31, 1998, 1999 and 2000, respectively. No commissions were paid by any other Fund to any affiliate of HL Advisors or a sub-adviser during the fiscal years ended December 31, 1998, 1999 and 2000.

     From time to time, the Funds may acquire the securities of their regular brokers or dealers or parent companies of such brokers or dealers. The Funds acquired the following securities of their regular brokers or dealers or parent companies of such brokers or dealers during the fiscal year ended December 31, 2000:

                                             Value of                                                          Value of
                                            Securities                                                        Securities
                                             Owned at                                                          Owned at
Name of Issuer                               Year End             Name of Issuer                               Year End
--------------                              ----------            --------------                              ----------
MONEY MARKET SERIES                                               S&P 500 INDEX SERIES (CONT.)
American Express Credit Corp.              $ 3,986,299            Merrill Lynch & Co., Inc.                   $ 1,820,606
General Motors Acceptance Corp.            $ 3,984,062            Morgan Stanley Dean Witter Corp.            $ 2,926,703
Texaco, Inc.                               $ 3,993,460            Lehman Brothers, Inc.                       $   534,238
CIT Group Holdings, Inc.                   $ 3,991,213            U.S. Bancorp                                $ 5,535,747

Ford Motor Credit Co.                      $ 3,981,917            J.P. Morgan & Co., Inc.                     $   877,150
Household Finance Corp.                    $ 4,269,279
Merrill Lynch & Co., Inc.                  $ 3,000,415
U.S. Bank (N.A.)                           $ 2,613,508            BLUE CHIP STOCK SERIES
                                                                  Goldman Sachs & Co.                         $   855,500
U.S. GOVERNMENT SECURITIES SERIES                                 Chase Manhattan Corp.                       $ 1,774,334
U.S. Bank (N.A.)                           $ 4,898,373            Morgan Stanley Dean Witter Corp.            $ 2,607,325
                                                                  U.S. Bank (N.A.)                            $   886,124
DIVERSIFIED INCOME SERIES                                         Schwab (Charles) Corp.                      $   685,256
Bear Stearns & Co.                         $ 1,505,614
Donaldson, Lufkin & Jenrette
Securities                                 $ 1,494,560            BLUE CHIP STOCK SERIES II
Lehman Brothers, Inc.                      $ 1,036,703            U.S. Bank (N.A.)                            $    51,341
U.S. Bank (N.A.)                           $ 1,369,895            Morgan Stanley Dean Witter Corp.            $   293,225
                                                                  Merrill Lynch, Pierce, Fenner & Smith       $   184,106

MULTISECTOR BOND SERIES
U.S. Bank (N.A.)                           $    18,980            INTERNATIONAL STOCK SERIES
Lehman Brothers, Inc.                      $   550,141            U.S. Bank (N.A.)                            $ 4,796,402
Merrill Lynch, Pierce, Fenner & Smith      $    94,274            HSBC Securities, Inc.                       $ 2,754,667

                                                                  INTERNATIONAL STOCK SERIES II
HIGH YIELD SERIES                                                 UBS AG                                      $   468,445
U.S. Bank (N.A.)                           $   916,118            HSBC Securities, Inc.                       $   118,463
                                                                  Deutsche Bank AG                            $   437,472
                                                                  U.S. Bancorp                                $ 1,703,447
ASSET ALLOCATION SERIES
Bear Stearns & Co.                         $ 1,505,614
Merrill Lynch & Co., Inc.                  $   276,259            MID CAP STOCK SERIES
Morgan Stanley Dean Witter Corp.           $ 1,838,897            U.S. Bank (N.A.)                            $   188,012
J.P. Morgan & Co., Inc.                    $ 6,277,760
U.S. Bank (N.A.)                           $ 1,012,284            SMALL CAP VALUE SERIES
Goldman Sachs & Co.                        $   976,745            U.S. Bank (N.A.)                            $ 3,547,335
Lehman Brothers, Inc.                      $ 5,770,453            Morgan Stanley Dean Witter Corp.            $   347,500
Donaldson, Lufkin & Jenrette
Securities                                 $ 1,494,560            GLOBAL GROWTH SERIES
                                                                  U.S. Bank (N.A.)                            $15,100,577
AMERICAN LEADERS SERIES
U.S. Bank (N.A.)                           $    92,501            GLOBAL EQUITY SERIES
Bank of America                            $    73,400            U.S. Bank (N.A.)                            $   130,817
Bear, Stearns & Co.                        $   111,513            HSBC Securities, Inc.                       $   119,080

VALUE SERIES                                                      LARGE CAP GROWTH SERIES
J.P. Morgan & Co., Inc.                    $ 2,813,500            J.P. Morgan & Co., Inc.                     $   132,400
U.S. Bank (N.A.)                           $ 3,516,574            Merrill Lynch & Co.                         $   940,988
                                                                  Morgan Stanley Dean Witter Corp.            $   705,325
CAPITAL OPPORTUNITIES SERIES                                      U.S. Bank (N.A.)                            $ 3,447,629
U.S. Bank Corp                             $ 1,414,646

Chase Manhattan Corp.                      $   258,994            INVESTORS GROWTH SERIES
HSBC Securities, Inc.                      $    97,112            U.S. Bank (N.A.)                            $  1,632,213
Lehman Brothers, Inc.                      $   128,487            Merrill Lynch, Pierce, Fenner & Smith       $    129,556
Morgan Stanley Dean Witter Corp.           $   114,120            Morgan Stanley Dean Witter Corp.            $     95,100

                                                                  GROWTH STOCK SERIES
GROWTH & INCOME SERIES                                            U.S. Bank (N.A.)                            $ 30,299,213
J.P. Morgan & Co., Inc.                    $ 3,773,400
Lehman Brothers, Inc.                      $ 3,381,250            AGGRESSIVE GROWTH SERIES
U.S.Bank (N.A.)                            $ 5,272,155            U.S. Bank (N.A.)                            $  7,555,477
                                                                  Dain Rauscher, Inc.                         $  4,734,375

S&P 500 INDEX SERIES
Bear Stearns & Co.                         $   179,789

     Although investment decisions for each Fund are made independently from those of the other Funds or those of other clients managed by HL Advisors, sometimes the same security is suitable for more than one fund or client account. If and when two or more funds or client accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or client account. The simultaneous purchase or sale of the same securities by a Fund and another fund or account may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable by the Fund.

     HL Advisors has developed written trade allocation procedures for its management of the securities trading activities of its clients. HL Advisors manages multiple portfolios. The purpose of the trade allocation procedures is to treat the portfolios fairly and reasonably in situations where the amount of a security that is available is insufficient to satisfy the volume or price requirements of each portfolio that is interested in purchasing that security. Generally, when the amount of securities available in a public offering or the secondary market is insufficient to satisfy the requirements for the interested portfolios, the procedures require a pro rata allocation based upon the amounts initially requested by each portfolio manager. In allocating trades made on combined basis, each participating portfolio will receive the same average price for the securities purchased or sold.

     Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the procedures provide for exceptions to allocate trades on a basis other than pro rata. Adjustments may be made, for example, as a result of: (i) the cash position of the portfolios involved in the transaction; (ii) the relative importance of the security to a portfolio in seeking to achieve its investment objective; or (iii) the size of the portfolios.

                                  CAPITAL STOCK

     Fortis Series' shares have a par value of $.01 per share and equal rights to share in dividends and assets. The shares possess no preemptive or conversion rights.

     Fortis Series currently has twenty-three Funds, each constituting a separate series of shares. Under Fortis Series' Articles of Incorporation, the Board of Directors is authorized to create new series in addition to those already existing without the approval of the shareholders of Fortis Series. Each share of stock will have a pro-rata interest in the assets of the Fund to which the stock of that series relates and will have no interest in the assets of any other Fund. In the event of liquidation, each share of a Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each share of a Fund has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Funds' shares. On some issues, such as the election of directors, all shares of Fortis Series vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

     On an issue affecting only a particular Fund, the shares of the affected Fund vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund.

     Fortis Series is not required under Minnesota law to hold annual or periodically scheduled regular meetings of shareholders. Minnesota corporation law provides for the Board of Directors to convene shareholder meetings when it deems appropriate. In addition, if a regular meeting of shareholders has not been held during the immediately preceding fifteen months, a shareholder or shareholders holding three percent or more of the voting shares of Fortis Series may demand a regular meeting of shareholders by written notice of demand given to the chief executive officer or the chief financial officer of Fortis Series. Within ninety days after receipt of the demand, a regular meeting of shareholders must be held at Fortis Series' expense. Additionally, the 1940 Act requires shareholder votes for all amendments to fundamental investment policies and restrictions and for all investment advisory contracts and amendments thereto.

                                PRICING OF SHARES

     On December 31, 2000, each Fund's net asset value per share was calculated as shown below.

MONEY MARKET SERIES
     Net assets ($ 93,732,958)                       =        Net asset value per share ($11.32)
     ------------------------------
     Shares outstanding (8,278,131)

U. S. GOVERNMENT SECURITIES SERIES
     Net assets ($ 141,414,660)                      =        Net asset value per share ($10.59)
     -------------------------------
     Shares outstanding (13,352,770)

DIVERSIFIED INCOME SERIES
     Net assets ($ 92,468,226)                       =        Net asset value per share ($10.79)
     ------------------------------
     Shares outstanding (8,565,845)

MULTISECTOR BOND SERIES
     Net assets ($ 23,299,913)                       =        Net asset value per share ($10.50)
     ------------------------------
     Shares outstanding (2,218,970)

HIGH YIELD SERIES
     Net assets ($ 53,916,175 )                      =        Net asset value per share ($ 7.61)
     ------------------------------
     Shares outstanding (7,085,157)

ASSET ALLOCATION SERIES
     Net assets ($ 665,369,417)                      =        Net asset value per share ($19.31)
     -------------------------------
     Shares outstanding (34,448,388)

AMERICAN LEADERS SERIES
     Net assets ($ 7,836,393)                        =        Net asset value per share ($10.80)
     ----------------------------
     Shares outstanding (725,708)

VALUE SERIES
     Net assets ($ 111,589,716)                      =        Net asset value per share ($17.38)
     ------------------------------
     Shares outstanding (6,420,313)

CAPITAL OPPORTUNITIES SERIES
     Net assets ($ 16,161,982)                       =        Net asset value per share ($9.37)
     ------------------------------
     Shares outstanding (1,725,321)

GROWTH & INCOME SERIES
     Net assets ($ 291,917,914)                      =        Net asset value per share ($19.82)
     -------------------------------
     Shares outstanding (14,726,069)

S&P 500 INDEX SERIES
     Net assets ($ 391,475,211)                      =        Net asset value per share ($20.15)
     -------------------------------
     Shares outstanding (19,429,672)

BLUE CHIP STOCK SERIES
     Net assets ($ 293,654,025)                      =        Net asset value per share ($19.63)
     -------------------------------
     Shares outstanding (14,959,751)

BLUE CHIP STOCK SERIES II
     Net assets ($ 15,186,414)                       =        Net asset value per share ($9.12)
     ------------------------------
     Shares outstanding (1,664,504)

INTERNATIONAL STOCK SERIES
     Net assets ($ 149,229,381)                      =        Net asset value per share ($15.07)
     ------------------------------
     Shares outstanding (9,902,172)

INTERNATIONAL STOCK SERIES II
     Net assets ($ 46,234,558)                       =        Net asset value per share ($11.15)
     ------------------------------
     Shares outstanding (4,147,709)

MID CAP STOCK SERIES
     Net assets ($ 37,767,363)                       =        Net asset value per share ($10.31)
     -----------------------------
     Share outstanding (3,663,284)

SMALL CAP VALUE SERIES
     Net assets ($ 58,026,968)                       =        Net asset value per share ($11.74)
     ------------------------------
     Shares outstanding (4,943,327)

GLOBAL GROWTH SERIES
     Net assets ($ 403,516,439)                      =        Net asset value per share ($25.41)
     -------------------------------
     Shares outstanding (15,883,119)

GLOBAL EQUITY SERIES
     Net assets ($ 9,833,181)                        =        Net asset value per share ($9.58)
     ------------------------------
     Shares outstanding (1,026,833)

LARGE CAP GROWTH
     Net assets ($ 98,813,727)                       =        Net asset value per share ($11.86)
     ------------------------------
     Shares outstanding (8,330,775)

INVESTORS GROWTH SERIES
     Net assets ($ 14,051,840)                       =        Net asset value per share ($9.35)
     ------------------------------
     Shares outstanding (1,502,626)

GROWTH STOCK SERIES
     Net assets ($ 1,063,005,140)                    =        Net asset value per share ($40.66)
     -------------------------------
     Shares outstanding (26,142,175)

AGGRESSIVE GROWTH SERIES
     Net assets ($ 352,615,079)                      =        Net asset value per share ($23.73)
     -------------------------------
     Shares outstanding (14,861,039)

     The offering price for purchase orders received in the office of Fortis Series after the beginning of each day the New York Stock Exchange (the "Exchange") is open for trading is based on net asset value determined as of the close of regular trading (currently 3:00 P.M. Central Time) on the Exchange that day; the price in effect for orders received after such close is based on the net asset value as of such close of the Exchange on the next day the Exchange is open for trading. Generally, the net asset value of each Fund's shares is determined on each day on which the Exchange is open for business. The Exchange is not open for business on the following holidays (nor on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, net asset value need not be determined for a Fund (i) on days on which changes in the value of the Fund's portfolio securities will not materially affect the current net asset value of the Fund's shares; or (ii) on days during which no shares of the Fund are tendered for redemption and no orders to purchase or sell shares of the Fund are received by Fortis Series.

     Investments in securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sales price. Securities for which the over-the-counter market quotations are readily available are valued on the basis of the last current bid price. An outside pricing service may be utilized to provide such valuations. For fixed income securities, the pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations using methods which include consideration of yields or prices of bonds of comparable quality, type of issue, coupon, maturity and rating indications as to value from dealers, and general market conditions. Securities for which quotations are not readily available are valued at fair value as determined in good faith by management under supervision of the Board of Directors. Short-term investments, with maturities of less than 60 days of maturity, are valued at amortized cost, with the exception of Money Market Series. Pursuant to Rule 2a-7 under the Investment Company Act of 1040, Money Market Series' investments are valued at amortized cost that assumes a constant amortization to maturity of discount or premium.

                              REDEMPTION OF SHARES

     Redemption of shares, or payment, may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on the Exchange is restricted, (c) when an emergency exists, as a result of which disposal by Fortis Series of securities owned by it is not reasonably practicable, or it is not reasonably practicable for Fortis Series fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

                                    TAXATION

     The Funds have qualified and intend to continue to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As long as each Fund so qualifies, it is not taxed on the income it distributes to shareholders. Generally, in order to qualify as a regulated investment company, a Fund must derive at least 90% of its gross income from dividends, interest, and gains from the sale or other disposition of stock or securities or other income derived with respect to its investing in such stock or securities. Being qualified as a regulated investment company does not mean that the Internal Revenue Service supervises Fortis Series or approves its policies.

     Under the Code, each Fund will generally be treated as a separate entity for federal tax purposes. Therefore, each Fund will be treated separately in determining whether it qualifies as a regulated investment company and in determining the net ordinary income (or loss), net realized capital gains (or losses) and distributions necessary to relieve the Fund of any federal income tax liability.

     Pursuant to the Code, each Fund will be subject to a nondeductible excise tax for each calendar year equal to 4% of the excess, if any, of the amount required to be distributed over the amount distributed. However, the excise tax does not apply to any income on which a Fund pays income tax. In order to avoid the imposition of this excise tax, each Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the twelve-month period ending October 31 of the calendar year.

     The Code imposes certain diversification requirements on the investments of segregated asset accounts underlying variable annuity and life insurance contracts. Treasury Regulations interpret those requirements. Under the Code and the Regulations, if a variable contract is based in part or in whole on a segregated asset account that fails to meet the diversification standards, the variable contract will not be treated as an annuity or life insurance contract for federal income tax purposes. As a consequence, the income on the contract for any taxable year, whether or not distributed, will be treated as ordinary income received by the contract owner during such year.

     As a general rule, each Fund may invest not more than 55% of the value of its total assets in the securities of a single issuer, not more than 70% of the value of its total assets in the securities of any two issuers, not more than 80% of the value of its total assets in the securities of any three issuers, and not more than 90% of the value of its total assets in the securities of any four issuers. Under the Code and the Regulations, for purposes of the diversification tests, the securities of each agency or instrumentality of the U.S. government are considered the securities of a separate issuer. Each Fund intends to satisfy either the diversification test described above or an alternative diversification test provided by the Code, so that the variable contracts invested in each Fund will be treated as variable contracts under the Code and the income earned with respect to the contracts will not be currently taxable to the contract owners.

     If a Fund invests in zero coupon obligations upon their issuance, such obligations will have original issue discount in the hands of such Fund. Generally, original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. If a Fund acquires an already issued zero coupon bond from another holder, the bond will have original issue discount in the Fund's hands, equal to the difference between the "adjusted issue price" of the bond at the time the Fund acquires it (that is, the original issue price of the bond plus the amount of original issue discount accrued to date) and its stated redemption price at maturity. In each case, a Fund is required to accrue as ordinary interest income a portion of such original issue discount even though such Fund receives no cash currently as interest payments on the obligation. Similarly, in the case of PIKs, the Funds are required to recognize interest income in the amount of the fair market value of the securities received as interest payments on the PIKs, even though they receive no cash.

     Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount and interest income attributable to PIKs) in order to be taxed as a regulated investment company, a Fund having such income may be required to distribute an amount greater than the total cash income the Fund actually receives. Accordingly, in order to make the required distribution, the Fund may be required to borrow or liquidate securities.

     For Federal income tax purposes the Funds had the following capital loss carryovers at December 31, 2000, which, if not offset by subsequent capital gains, will expire in 2002 through 2009. It is unlikely the Board of Directors will authorize a distribution of any net realized gains until the available capital loss carryovers have been offset or expired.

U.S. Government Securities Series                           $ 21,002,034
Diversified Income Series                                   $ 14,020,413
Multisector Bond Series                                     $  1,201,376
High Yield Series                                           $ 16,109,774
Capital Opportunities Series                                $     37,155
Blue Chip Stock Series II                                   $    478,140
Global Equity Series                                        $    123,391

                                   UNDERWRITER

     Woodbury Financial (formerly Fortis Investors) has entered into an underwriting and distribution agreement (the "Underwriting Agreement") for the sale and distribution of Fortis Series' shares. The Board of Directors of Fortis Series approved the Underwriting Agreement, which is identical to the agreement previously in place between Fortis Series and Fortis Investors. The Underwriting Agreement took effect upon consummation of the Acquisition. This Underwriting Agreement may be terminated by Fortis Series or Woodbury Financial at any time by the giving of 60 days' written notice, and terminates automatically in the event of its assignment. Unless sooner terminated, the Underwriting Agreement shall continue in effect for more than two years after its execution only so long as such continuance is also approved by the vote of a majority of the directors who are not parties to such Underwriting Agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

     The Underwriting Agreement requires Woodbury Financial to pay all promotional expenses in connection with the distribution of Fortis Series' shares, including printing and distributing prospectuses and shareholder reports to new policy owners and the costs of sales literature. Pursuant to a separate distribution agreement between Fortis Benefits and Woodbury Financial, Fortis Benefits reimburses Woodbury Financial for these expenses or pays them on

Woodbury Financial's behalf, to the extent they involve shares issued to fund variable life insurance policies issued by Fortis Benefits.

     In the Underwriting Agreement, Woodbury Financial undertakes to indemnify Fortis Series against all costs of litigation and other legal proceedings, and against any liability incurred by or imposed upon Fortis Series in any way arising out of or in connection with the sale or distribution of Fortis Series' shares, except to the extent that such liability is the result of information which was obtainable by Woodbury Financial only from persons affiliated with Fortis Series but not with Woodbury Financial.

     Upon the consummation of the Acquisition on April 2, 2001, Woodbury Financial became a wholly-owned subsidiary of Hartford Life. Woodbury Financial is located at 500 Bielenberg Drive, Woodbury, Minnesota 55125.

                             PERFORMANCE INFORMATION

     The Funds may refer to or advertise average annual total returns and cumulative returns, and may compare such figures to recognized indices. Certain Funds may provide yield calculations. Any advertisement of a Fund's performance will be accompanied by performance of the Separate Account being advertised. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any Fund will fluctuate, so that shares when redeemed may be worth more or less than their original cost.

     Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              CTR = (ERV - P) 100
                                     -------
                                        P

Where:  CTR  =  Cumulative total return

        ERV = Ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period; and

        P    =  initial payment of $1,000

     This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

     The following table sets forth the cumulative total return of each Fund for the period from inception through December 31, 2000.

                                                          Cumulative
Fund                                                     total return
----                                                     ------------
Money Market Series(1)                                       113.78%
U.S. Government Securities Series(1)                         157.29%
Diversified Income Series(3)                                 152.59%
Multisector Bond Series(6)                                    34.90%

High Yield Series(5)                                          29.32%
Asset Allocation Series(2)                                   337.04%
American Leaders Series(9)                                     4.85%
Value Series(7)                                               97.64%
Capital Opportunities Series(9)                              (11.68%)
Growth & Income Series(5)                                    169.80%
S&P 500 Index Series(7)                                      110.93%
Blue Chip Stock Series(7)                                    121.05%
Blue Chip Stock Series II(9)                                 (11.95%)
International Stock Series(6)                                 90.23%
International Stock Series II(6)                              58.66%
Mid Cap Stock Series(8)                                       17.15%
Small Cap Value Series(8)                                     38.44%
Global Growth Series(4)                                      203.93%
Global Equity Series(9)                                       (6.55%)
Large Cap Growth Series(8)                                    23.82%
Investors Growth Series(9)                                   (10.16%)
Growth Stock Series(1)                                       576.70%
Aggressive Growth Series(5)                                  199.58%

----------

(1)  Inception date: March 24, 1987.

(2)  Inception date: May 1, 1987.

(3)  Inception date: May 2, 1988.

(4)  Inception date: May 1, 1992.

(5)  Inception date: May 2, 1994.

(6)  Inception date: January 3, 1995.

(7)  Inception date: May 1, 1996.

(8)  Inception date: May 1, 1998.

(9)  Inception date: May 1, 2000.

     Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

                  n
            P(1+T)  = ERV

     Where: P   =  a hypothetical initial payment of $1,000;
            T   =  average annual total return;
            n   =  number of years; and
            ERV =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

     The following table sets forth the average annual total returns for each Series for one year, five years and since inception (10 years with respect to Money Market Series, U.S. Government Securities Series, Diversified Income Series, Asset Allocation Series and Growth Stock Series) for the period ending December 31, 2000. Average annual total returns are not included for American Leaders Series, Capital Opportunities Series, Blue Chip Stock Series II, Global Equity Series and Investors Growth Series because they have not been in operation for a full calendar year.

                                           Average annual total returns
                                     -------------------------------------------
                                                                    10 years/
Fund                                 1 year           5 years    since inception
----                                 -------          -------    ---------------

Money Market Series                    6.23%           5.40%          4.86%
U.S. Government Securities Series     11.81%           5.88%          6.99%
Diversified Income Series              7.48%           5.26%          7.11%
Multisector Bond Series(3)             4.27%           2.51%          5.12%
High Yield Series(2)                  (6.40%)          2.94%          3.89%
Asset Allocation Series                0.16%          14.21%         13.48%
Value Series(4)                       18.49%              *          15.72%
Growth & Income Series(2)              5.13%          15.38%         16.06%
S&P 500 Index Series(4)               (9.53%)             *          17.34%
Blue Chip Stock Series(4)             (2.47%)             *          18.53%
International Stock Series(3)         (9.79%)         10.70%         11.32%
International Stock Series II(3)      (8.17%)          6.20%          8.01%
Mid Cap Stock Series(5)                8.71%              *           6.11%
Small Cap Value Series(5)             27.00%              *          12.96%
Global Growth Series(1)              (17.81%)         12.92%         13.69%
Large Cap Growth Series(5)           (17.95%)             *           8.34%
Growth Stock Series                    3.99%          20.24%         18.28%
Aggressive Growth Series(2)          (15.08%)         18.64%         17.89%

----------

*    Not applicable

(1)  Inception date: May 1, 1992

(2)  Inception date: May 2, 1994

(3)  Inception date: January 3, 1995

(4)  Inception date: May 1, 1996

(5)  Inception date: May 1, 1998

     U.S. Government Securities Series, Diversified Income Series, Multisector Bond Series, High Yield Series and Asset Allocation Series may quote 30-day yield figures. A Fund's 30-day yield refers to the income generated by an investment over a 30-day (or one month) period. It is calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula. The result is then annualized using a formula that provides for semiannual compounding of income.

                                               6
                           Yield = 2 [(a-b + 1)  - 1]
                                       ---
                                       cd

Where: a = Dividends and interest earned during the period;

       b = expenses accrued for the period (net of reimbursements);

       c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

       d = the maximum offering price per share on the last day of the period.

     The Funds' yields for the 30-day period ended December 31, 2000, were:

Fund                                               Yield
----                                               -----

U.S. Government Securities Series                  5.90%
Diversified Income Series                          7.89%
Multisector Bond Series                            6.89%
High Yield Series                                 11.69%

     Money Market Series may quote its current and effective yields for a seven-day period. Current yield (calculated over a seven-day period) is a percentage computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

     Effective yield (calculated over a seven-day period) is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         Effective Yield = [(Base Period Return +1) power of 365/7 ] -1

     Money Market Series' yield and effective yield for the seven days ended December 31, 2000, were 6.25% and 6.27%, respectively.

     The Funds also may quote annual yield figures, calculated similarly to the above methods.

     Current yield information is useful in reviewing performance, but because current yield will fluctuate, such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time and may be insured and the current yield is not necessarily representative of future results.

     Comparative performance information also may be used from time to time in advertising. Advertisements may compare the Funds' performance to that of various unmanaged market indices, or may include performance data compiled by outside organizations such as Lipper Analytical Services, Inc., CDA/Wiesenberger, other entities or organizations or publications which track the performance of investment companies.

                             OTHER SERVICE PROVIDERS

     U.S. Bank National Association, 601 Second Avenue South, Minneapolis, MN 55480 acts as custodian of each Fund's assets and portfolio securities. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, MN 55402, is the independent General Counsel for the Funds.

                        LIMITATION OF DIRECTOR LIABILITY

     Under Minnesota law, each director of Fortis Series owes certain fiduciary duties to Fortis Series and to its shareholders. Minnesota law provides that a director "shall discharge the duties of the position of director in good faith, in a manner the director reasonably believes to be in the best interest of the corporation, and with the care an ordinarily prudent person in a like position would exercise under similar circumstances." Fiduciary duties of a director of a Minnesota corporation include, therefore, both a duty of "loyalty" (to act in good faith and act in a manner reasonably believed to be in the best interests of the corporation) and a duty of "care" (to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care." Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director
(i) for any breach of the director's duty of "loyalty" to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (iv) for any transaction from which the director derived an improper personal benefit. The Articles of Incorporation of Fortis Series limit the liability of directors to the fullest extent permitted by Minnesota statutes, except to the extent that such a liability cannot be limited as provided in the 1940 Act (which act prohibits any provisions which purport to limit the liability of directors arising from such directors' willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their role as directors).

     Minnesota law does not eliminate the duty of "care" imposed upon a director. It only authorizes a corporation to eliminate monetary liability for violations of that duty. Minnesota law, further, does not permit elimination or limitation of liability of "officers" to the corporation for breach of their duties as officers (including the liability of directors who serve as officers for breach of their duties as officers). Minnesota law does not permit elimination or limitation of the availability of equitable relief, such as injunctive or recessionary relief. Further, Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and it is uncertain whether and to what extent the elimination of monetary liability would extend to violations of duties imposed on directors by the 1940 Act and the rules and regulations adopted under such act.

                             ADDITIONAL INFORMATION

     The Funds have filed with the Securities and Exchange Commission, Washington, DC 20549, a Registration Statement under the Securities Act of 1933, as amended, with respect to the common stock offered hereby. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, certain parts of which are omitted in accordance with Rules and Regulations of the Commission. The Registration Statement may be inspected at the principal office of the Commission at 450 Fifth Street, NW, Washington, DC, and copies thereof may be obtained from the Commission at prescribed rates.

                              FINANCIAL STATEMENTS

         The audited financial statements as of December 31, 2000, as set forth in Fortis Series' 2000 Annual Report to Shareholders, are incorporated herein by reference. The audited financial statements are provided in reliance on the report of KPMG LLP, 4200 Wells Fargo Center, Minneapolis, Minnesota 55402, independent auditors of Fortis Series, and given on the authority of such firm as experts in accounting and auditing.

                                                                      APPENDIX A

              DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

OPTIONS ON SECURITIES

         An option on a security provides the purchaser ("holder") with the option to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered" or "secured."

         Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities that have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

         Options on securities and options on indices of securities, discussed below, are traded on national securities exchanges, such as the Chicago Board Options Exchange and the New York Stock Exchange, which are regulated by the Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker-dealer that is a member of the exchange on which the option is traded.

         In addition, options on securities and options on indices of securities may be traded on exchanges located outside the United States and over-the-counter through financial institutions dealing in such options as well as the underlying instruments. The particular risks of transactions on foreign exchanges and over-the-counter transactions are set forth more fully in the Statement of Additional Information.

OPTIONS ON STOCK INDICES

         In contrast to an option on a security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The purchaser of the option receives this cash settlement amount if the closing level of the index on the day of exercise is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount if the option is exercised. As in the case of options on securities, the writer or holder may liquidate positions in index options prior to exercise or expiration by entering into closing transactions on the exchange on which such positions were established, subject to the availability of a liquid secondary market.

         The index underlying an index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. An index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included.

FUTURES CONTRACTS ON FIXED INCOME SECURITIES, STOCK INDEXES AND FOREIGN
CURRENCIES

         A futures contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and the seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

         The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but maybe as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin."" Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contracts more or less valuable, a process known as "marking to the market."

         U.S. futures contracts may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodities Futures Trading Commission ("CFTC") for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a futures contract by in effect taking the opposite side of such contract. At any time prior to the expiration of a futures contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it. Futures contracts may also be traded on foreign exchanges.

         Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, and U.S. Treasury Bills. In addition, interest rate futures contracts include contracts on indexes of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark, and on Eurodollar deposits.

         A stock index or Eurodollar futures contract provides for the making and acceptance of a cash settlement in much the same manner as the settlement of an option on a stock index. The types of indexes underlying stock index futures contracts are essentially the same as those underlying stock index options, as described above. The index underlying a municipal bond index futures contract is a broad-based index of municipal securities designed to reflect movements in the municipal securities market as a whole. The index assigns weighted values to the securities included in the index and its composition is changed periodically.

OPTIONS ON FUTURES CONTRACTS

         An option on a futures contract provides the holder with the right to enter into a "long" position in the underlying futures contract, in the case of a call option, or a "short" position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position. A position in an option on a futures contract may be terminated by the purchaser or the seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

         Options on futures contracts that are written or purchased by the Funds on United States exchanges are traded on the same contract market as the underlying futures contract and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearing house. In addition, options on futures contracts may be traded on foreign exchanges.

         An option, whether based on a futures contract, a stock index, or security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the timing of such exercise.

FOREIGN CURRENCY FORWARD EXCHANGE CONTRACTS

         A foreign currency forward exchange contract (a "forward contract") is a contractual obligation to purchase or sell a specific quantity of a given foreign currency for a fixed exchange rate at a future date. Forward contracts are individually negotiated and are traded through the "interbank currency market," an informal network of banks and brokerage firms which operates around the clock and throughout the world. Transactions in the interbank market may be executed only through financial institutions acting as market-makers in the interbank market, or through brokers exercising purchases and sales through such institutions. Market-makers in the interbank market generally act as principals in taking the opposite side of their customers' positions in forward contracts, and ordinarily charge a mark-up commission which may be included in the cost of the forward contract. In addition, market-makers may require their customers to deposit collateral upon entering into a forward contract, as security for the customer's obligation to make or receive delivery of currency, and to deposit additional collateral if exchange rates move adversely to the customer's position. Such deposits may function in a manner similar to the margining of futures contracts, described above.

         Prior to the stated maturity date of a forward contract, it may be possible to liquidate the transaction by entering into an offsetting contract. In order to do so, however, a customer may be required to maintain both contracts as open positions until maturity and to make or receive a settlement of the difference owed to or from the market-maker or broker at that time.

OPTIONS ON FOREIGN CURRENCIES

         Options on foreign currencies are traded in a manner substantially similar to options on securities. In particular, an option on foreign currency provides the holder with the right to purchase, in the case of a call option, or to sell, in the case of a put option, a stated quantity of a particular currency for a fixed price up to a stated expiration date or, in the case of certain options, on such date. The writer of the option undertakes the obligation to deliver, in the case of a call option, or to purchase, in the case of a put option, the quantity of the currency called for in the option, upon exercise of the option by the holder.

         As in the case of other types of options, the holder of an option on foreign currency is required to pay a one-time, nonrefundable premium, which represents the cost of purchasing the option. The holder can lose the entire amount of this premium, as well as related transaction costs, but not more than this amount. The writer of the option, in contract, generally is required to make initial and variation margin payments, similar to margin deposits required in the trading of futures contracts and the writing of other types of options. The writer is therefore subject to risk of loss beyond the amount originally invested and above the value of the option at the time it is entered into.

         Certain options on foreign currencies, like currency contracts, are traded over-the-counter through financial institutions acting as market-makers in such options and the underlying currencies. Such transactions therefore involve risks not generally associated with exchange-traded instruments, which are discussed below. Options on foreign currencies may also be traded on national securities exchanges regulated by the SEC and on exchanges located in foreign countries.

         Over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counter party willing to enter into the transaction with the Fund. Where no such counter party is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

         Further, over-the-counter transactions are not subject to the guarantee of an exchange clearing house, and the Funds will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the Funds' ability to enter into desired hedging transactions. The Funds will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by HL Advisors or the Fund's sub-adviser.



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


                                                                      APPENDIX B

                        COMMERCIAL PAPER, CORPORATE BOND
                           AND PREFERRED STOCK RATINGS

COMMERCIAL PAPER RATINGS

         Standard & Poor's Rating Services. A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into categories ranging from "A" for the highest quality obligations to "D" for the lowest.

         "A" Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         "A-1" This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign designation.

         "A-2" Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

         "A-3" Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

         Moody's Investors Service, Inc. Moody's short-term debt ratings are opinions of the ability of the issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         "Prime-1" Superior ability for repayment of senior short-term debt obligations.

         "Prime-2" Strong ability for repayment of senior short-term debt obligations.

         "Prime-3" Acceptable ability for repayment of senior short-term debt obligations.

CORPORATE BOND RATINGS

         Note: Standard & Poor's Ratings Services ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc. applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" to "B." The modifier "1" indicates that the applicable company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the applicable company ranks in the lower end of its generic rating category.

         Standard & Poor's Ratings Services. Its ratings for corporate bonds have the following definitions:

         Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

         Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated "BB," "B," "CCC," "CC," and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

         Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

         Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

         The rating "CC" is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

         The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

         The rating "CI" is reserved for income bonds on which no interest is being paid.

         Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         "NO" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

         Moody's Investors Service, Inc. Its ratings for corporate bonds include the following:

         Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

         Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         Bond which rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (Moody's ratings Aaa, Aa, A and Baa, and Standard & Poor's ratings AAA, AA, A and BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

PREFERRED STOCK RATINGS

         Note: Standard & Poor's Corporation ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Moody's Investors Service, Inc. applies numerical modifiers 1, 2 and 3 in each generic rating classification from "Aa" to "B." The modifier "1" indicates that the applicable company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the applicable company ranks in the lower end of its generic rating category.

         Standard & Poor's Ratings Services. Its ratings for preferred stock have the following definitions:

         An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

         Moody's Investors Service, Inc. Its ratings for preferred stock include the following:

         An issue which is rated "Aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         An issue which is rated "Aa" is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         An issue which is rated "A" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "AAA" and "AA" classifications, earnings and asset protection are nevertheless expected to be maintained at adequate levels.

         An issue which is rated "Baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                                     PART C

                            Fortis Series Fund, Inc.


                                OTHER INFORMATION

Item 23.   Exhibits

         The Fund Is Filing Or Incorporating By Reference The Following
Exhibits:

         (a).1    Amended and Restated Articles of Incorporation(1)
         (a).2 Certification of Designation of Series G Common Shares, Series H Common Shares and Series I dated 4/20/94(1)
         (a).3 Certification of Designation of Series J Common Shares, Series K Common Shares and L Common Shares 10/3/94(1)
         (a).4 Certification of Designation of Series M Common Shares, Series N Common Shares and Series O Common Shares dated 4/11/96(2)
         (a).5 Certification of Designation of Series P Common Shares, Series Q Common Shares and Series R Common Shares dated 4/13/98(3)
         (b)      Amended and Restated Bylaws effective 9/28/00*
         (c) Instruments Defining Rights of Security Holders - not applicable
         (d).1 Interim Investment Advisory and Management Agreement between the Registrant and HL Investment Advisors, LLC (on behalf of each Series) dated 4/2/01*
         (d).2 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and A I M Capital Management, Inc. (on behalf of Multisector Bond Series and Blue Chip Stock Series II) dated 4/2/01*
         (d).3 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and Alliance Capital Management, LP (on behalf of Large Cap Growth Series) dated 4/2/01*
         (d).4 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and Berger, LLC (on behalf of Small Cap Value Series) dated 4/2/01*
         (d).5 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and The Dreyfus Corporation (on behalf of Mid Cap Stock Series) dated 4/2/01*
         (d).6 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and The Dreyfus Corporation (on behalf of S&P 500 Index Series) dated 4/2/01*
         (d).7 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and Federated Investment Management Company (on behalf of American Leaders Series) dated 4/2/01*
         (d).8 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and Hartford Investment Management Company (on behalf of Money Market Series, U.S. Government Securities Series, Diversified Income Series and High Yield Series) dated 4/2/01*
         (d).9 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and Lazard Asset Management (on behalf of International Stock Series) dated 4/2/01*
         (d).10 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and Massachusetts Financial Services Company (on behalf of Capital Opportunities Series, Global Equity Series and Investors Growth Series) dated 4/2/01*
         (d).11 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and T. Rowe Price Associates, Inc. (on behalf of Blue Chip Stock Series) dated 4/2/01*
         (d).12 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and T. Rowe Price International, Inc. (on behalf of International Stock Series II) dated 4/2/01*
         (d).13 Interim Investment Sub-Advisory Agreement between HL Investment Advisors, LLC and

                  Wellington Management Company, LLP (on behalf of Asset Allocation Series, Value Series, Growth & Income Series, Global Growth Series, Growth Stock Series and Aggressive Growth Series) dated 4/2/01*
         (e) Underwriting and Distribution Agreement between the Registrant and Woodbury Financial Services, Inc. dated 4/2/01*
         (f)      Bonus or Profit Sharing Contracts - not applicable
         (g).1    Custody Agreement dated 3/21/92(2)
         (g).2    Exhibit A amended 4/2/98 to Custody Agreement(3)
         (g).3 Custody Agreement for Global Growth Series, International Stock Series, Global Bond Series, Global Asset Allocation Series and Blue Chip Stock Series dated 3/27/96(2)
         (h).1 Other Material Contracts--Transfer Agency and Service Agreement between the Registrant, Hartford Administrative Services Company and HL Investment Advisors, LLC dated 4/2/01*
         (h).2 Other Material Contracts--Fund Accounting Agreement between the Registrant, Hartford Administrative Services Company and HL Investment Advisors, LLC dated 4/2/01*
         (i).1 Opinion and Consent of Dorsey & Whitney LLP for Series J, Series K and Series L Common Shares(4)
         (i).2 Opinion and Consent of Dorsey & Whitney LLP for Series M, Series N and Series O Common Shares(2)
         (i).3 Opinion and Consent of Dorsey & Whitney LLP for Series P, Series Q and Series R Common Shares(3)
         (j)      Consent of KPMG LLP dated 4/2/01*
         (k)      Omitted Financial Statements - not applicable
         (l)      Initial Capital Agreements - not applicable
         (m)      Rule 12b-1 Plan - not applicable
         (n)      Financial Data Schedule - not applicable
         (o)      Rule 18f-3 Plan - not applicable
         (p).1 Code of Ethics for the Registrant, Hartford Administrative Services Company (formerly Fortis Advisers, Inc.) and Woodbury Financial Services, Inc. (formerly Fortis Investors, Inc.) dated 9/30/99(5)
         (p).2 Code of Ethics for HL Investment Advisors, LLC and Hartford Investment Management Company dated 4/25/00*

----------

(1) Incorporated by reference to Post-Effective Amendment No. 18 to the Registrant's Registration Statement on Form N-1A filed with the Commission on February 16, 1996.

(2) Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A filed with the Commission on April 30, 1996.

(3) Incorporated by reference to Post-Effective Amendment No. 23 to the Registrant's Registration Statement on Form N-1A filed with the Commission on May 1, 1998.

(4) Incorporated by reference to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A filed with the Commission in October 1994.

(5) Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement of Fortis Advantage Portfolios, Inc. on Form N-1A filed with the Commission on December 1, 2000.

*    Filed herewith.

Item 24.   Persons Controlled By Or Under Common Control With The Fund

         The following is a list of all persons directly or indirectly controlled by or under common control with the fund:

         No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.   Indemnification

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the fund is insured or indemnified against any liability incurred in their official capacity, other than insurance provided by any director, officer, affiliated person, or underwriter for their own protection.

         Paragraph 8(d) of the Registrant's Articles of Incorporation provides that the Registrant shall indemnify such person for such expenses and liabilities, in such manner, under such circumstances, and to the full extent permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereinafter amended, and any rules, regulations, or releases promulgated thereunder.

         The Registrant may indemnify its officers and directors and other "persons" acting in an "official capacity" (as such terms are defined in Section 302A.521) pursuant to a determination by the board of directors or shareholders of the Registrant as set forth in Section 302A.521, by special legal counsel selected by the board or a committee thereof for the purpose of making such a determination, or by a Minnesota court upon application of the person seeking indemnification. If a director is seeking indemnification for conduct in the capacity of director or officer of the Registrant, then such director generally may not be counted for the purposes of determining either the presence of a quorum or such director's eligibility to be indemnified.

         In any case, indemnification is proper only if the eligibility determining body decides that the person seeking indemnification:

         (a) has not received indemnification for the same conduct from any other party or organization;

         (b)      acted in good faith;

         (c)      received no improper personal benefit;

         (d) in the case of criminal proceedings, has no reasonable cause to believe the conduct was unlawful;

         (e) reasonably believed that the conduct was in the best interest of the Registrant, or in certain contexts, was not opposed to the best interest of the Registrant; and

         (f) had not otherwise engaged in conduct which precludes indemnification under either Minnesota or Federal law (including, without limitation, conduct constituting willful misfeasance, bad faith, gross negligence, or reckless disregard of duties as set forth in Section 17(h) and (i) of the Investment Company Act of 1940).

         Advances. If a person is made or threatened to be made a party to a proceeding, the person is entitled, upon written request to the Registrant, to payment or reimbursement by the Registrant of reasonable expenses, including attorneys fees and disbursements, incurred by the person in advance of the final disposition of the proceeding, (a) upon receipt by the Registrant of a written affirmation by the person of a good faith belief that the criteria for indemnification set forth in
Section 302A.521 have been satisfied and a written undertaking by the person to repay all amounts so paid or reimbursed by the Registrant, if it is ultimately determined that the criteria for indemnification have been satisfied, and (b) after a determination that the facts then known to those making the determination would not preclude indemnification under 302A.521. The written undertaking required by clause (a) is an unlimited general obligation of the person making it, but need not be secured and shall be accepted without reference to financial ability to make the repayment.

         Undertaking. The Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provision, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment Adviser

         Describe any other business, profession, vocation or employment of a substantial nature that each investment adviser, and each director, officer or partner of the adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee.

         Information on the business of the adviser, its directors and officers is described in the Statement of Additional Information. The following officers are not listed in the Statement of Additional Information:


                                                              OTHER
                                                       BUSINESS/EMPLOYMENT
NAME                      POSITION WITH ADVISER        DURING PAST TWO YEARS
----                      ---------------------        ---------------------
Michael D. O'Connor       Qualified Plan Officer       Qualified Plan Officer of Fortis
                                                       Benefits Insurance Company


Item 27.   Principal Underwriters

(a) State the name of each investment company (other than the fund) for which each principal underwriter currently distributing the fund's securities also acts as a principal underwriter, depositor, or investment adviser.

         Woodbury Financial Services, Inc. also acts as the principal underwriter for: Fortis Advantage Portfolios, Inc., Fortis Equity Portfolios, Inc., Fortis Money Portfolios, Inc., Fortis Income Portfolios, Inc., Fortis Securities, Inc., Fortis Tax-Free Portfolios, Inc., Fortis Worldwide Portfolios, Fortis Growth Fund, Inc., Variable Account C of Fortis Benefits Insurance Company and Variable Account D of Fortis Benefits Insurance Company.

(b) Provide the information required by the following table for each director, Officer, or partner of each principal underwriter named in response to item 20.

         In addition to those listed in the Statement of Additional Information with respect to Woodbury Financial, the following are also officers of Woodbury Financial. The principal business address of each individual is 500 Bielenberg Drive, Woodbury, Minnesota 55125.


NAME AND PRINCIPAL                  POSITIONS AND OFFICES              POSITIONS AND OFFICES
BUSINESS ADDRESS                    WITH UNDERWRITER                   WITH FUND
------------------                  ---------------------              ---------------------
Robert Kerzner                      Chief Executive Officer            None
                                    and President

Walter White                        Senior Vice President              None

Carol M. Houghtby                   Chief Financial Officer &          None
                                    Treasurer

Roger W. Arnold                     Senior Vice President              None

John E. Hite                        Vice President & Secretary         None

Mark Cadalbert                      Chief Compliance Officer           None


(c) Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the fund during The last fiscal year by each principal underwriter who is not an affiliated Person of the fund or any affiliated person of an affiliated person.

         Not applicable.

Item 28.   Location of Accounts and Records

         State the name and address of each person maintaining physical possession of each account, book, or other document required to be maintained by section 31(a) and the rules under that section.

         The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder is maintained by the Registrant at Hartford Administrative Services Company, 500 Bielenberg Drive, Woodbury, MN 55125.

Item 29.   Management Services

         Provide A Summary Of The Substantive Provisions Of Any
Management-Related Service Contract Not Discussed In Part A Or B, Disclosing The Parties To The Contract And The Total Amount Paid And By Whom For The Fund For The Last Three Fiscal Years.

         All contracts were discussed in Part A or B.

Item 30.   Undertakings

(a) In initial registration statements filed under the securities act, provide an undertaking to file an amendment to the registration statement with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons if the fund intends to raise its initial capital under section 14(a)(3).

         Not applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Woodbury and State of Minnesota on May 1, 2001.

                                             FORTIS SERIES FUND, INC.
                                             (Registrant)


                                             By /s/ David M. Znamierowski
                                                --------------------------------
                                                David M. Znamierowski, President

                  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

/s/ David M. Znamierowski           President                       May 1, 2001
-------------------------
David M. Znamierowski

/s/ Tamara L. Fagely                Treasurer (principal            May 1, 2001
-------------------------           financial and
Tamara L. Fagely                    accounting officer)


Richard W. Cutting*                 Director

Allen R. Freedman*                  Director

Dr. Robert M. Gavin*                Director

Jean L. King*                       Director

Phillip O. Peterson*                Director

Robb L. Prince*                     Director

Leonard J. Santow*                  Director

Noel F. Schenker*                   Director

Dr. Lemma W. Senbet*                Director

Joseph M. Wikler*                   Director



*By   /s/ Scott R. Plummer                                          May 1, 2001
    -------------------------------
     Scott R. Plummer, Attorney-in-Fact
     (Pursuant to a Power of Attorney dated March 21, 1996)